SCHEDULE 14A

                                (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant /x/
Filed by a Party other than the Registrant /_/

Check the appropriate box:

/_/  Preliminary Proxy Statement         /_/ Confidential, For Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))

/x/  Definitive Proxy Statement
/_/  Definitive Additional Materials

/_/  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                 AVESTA TRUST

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             (Name of Registrant as Specified in Its Charter)

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   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/x/  No fee required.

/_/  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)  Title of each class of securities to which transaction applies:

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(2)  Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to
Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)  Proposed maximum aggregate value of transaction:

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(5)  Total fee paid:

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/_/  Fee paid previously with preliminary materials:

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/_/ Check box if any part of the fee is offset as provided by Exchange Act Rule
0-11 (a)(2) and identify the filing for which the off-setting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.


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(1)  Amount previously paid:

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(2)  Form, Schedule or Registration Statement no.:

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(3)  Filing Party:

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(4)  Date Filed:

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


                                  AVESTA TRUST
                                   26-TCBE-45
                                  P.O. BOX 2558
                            HOUSTON, TEXAS 77252-8045

Dear Participating Trust:


A Special Meeting of Participating Trusts of the Money Market, Income, Intermediate Term Bond, Equity Growth, Equity Income, Balanced, Short-Intermediate Term U.S. Government Securities, U.S. Government Securities, Small Capitalization and Core Equity Funds of the AVESTA Trust will be held to determine important issues affecting your retirement portfolio, beginning at 10:00 a.m. on Tuesday, December 2, 1997, at Texas Commerce Bank, Texas Commerce Tower, 600 Travis Street, 2nd Floor, Houston, Texas. You will receive a separate proxy card for each Fund you own. I urge you to return the enclosed proxy card(s) to register your vote.

At the Meeting, a number of important changes to the AVESTA Trust will be considered in connection with the proposal by Texas Commerce Bank National Association ("TCB"), which acts as Trustee to the AVESTA Trust, to expand the availability of the Trust, restructure the Trust's service arrangements and modernize the investment policies of the various Funds of the AVESTA Trust. In order to expand the AVESTA Trust's availability, included in the accompanying proxy statement is discussion of a proposal to convert the AVESTA Trust to a new Massachusetts business trust, a common corporate venue for investment companies such as the AVESTA Trust (the "Conversion"). As you will see from the accompanying proxy statement, the investment adviser to the new Funds will be TCB's affiliate, The Chase Manhattan Bank ("Chase"). The Funds would continue to be managed on a day-to-day basis, however, by TCB, which will change its name to Chase Bank of Texas, N.A. on January 20, 1998. In addition, please note that while the attached proxy statement refers to the Funds resulting from the Conversion as the "Avesta Funds," it is currently anticipated that on or after January 1, 1998, the new Funds will be renamed the "Chase Funds."

The Conversion is being proposed because the AVESTA Trust's current structure has limited the ability of the Funds to grow. Approval and consummation of the Conversion will not affect your economic interest in the Funds of the AVESTA Trust. You would merely own shares in a corresponding investment portfolio or portfolios of the Avesta Funds rather than of the Funds of the AVESTA Trust. You would continue to be able to purchase or redeem your investment on a daily basis.

The cost and expenses associated with the Conversion, including costs of soliciting proxies, will be borne by Chase and not by the Funds (or Participating Trusts in the Funds).

As you will also see from the accompanying proxy statement, your vote is also being requested on a number of changes to the existing investment objectives, policies and restrictions of the AVESTA Trust. The changes are not intended to change in any material way the investment strategies used by TCB in advising the Funds on a day-to-day basis. The changes to investment objectives will be effective only if the changes and the Conversion are approved by Participating Trusts of each Fund. The changes to investment policies and restrictions are intended to modernize the policies to provide additional flexibility in the management of the Funds and to provide consistency with similar mutual funds advised by TCB, Chase and their affiliates, as further discussed in the proxy statement. If approved by the Participating Trusts of a Fund, these changes will be effective whether or not the Conversion is approved.

     If the Conversion is approved: While there will be changes in each Fund's expense structure, the total expense ratio will remain the same for at least one year after the Conversion. The Conversion may provide you with more investment options and other potential benefits.

     If you vote against the Conversion, yet approval is obtained: You should contact your TCB Trust Officer or Trust Administrator if you intend to redeem your investment in the AVESTA Trust prior to the Conversion (which is anticipated to occur on December 31, 1997). Unless we receive a request to redeem your investment in the AVESTA Trust in time to process the request prior to the date of Conversion (approximately one week before the Conversion), you will automatically receive shares in the new Money Market, Income, Intermediate Term Bond, Equity Growth, Equity Income, Balanced, Short-Intermediate Term U.S. Government Securities, U.S. Government Securities, Small Capitalization and Core Equity Funds as appropriate. Of course, each of these Funds will continue to provide you with the opportunity to redeem your investment on a daily basis after the Conversion.

     If you do not vote, yet approval of the Conversion is obtained: You will automatically receive shares in the new Money Market, Income, Intermediate Term Bond, Equity Growth, Equity Income, Balanced, Short-Intermediate Term U.S. Government Securities, U.S. Government Securities, Small Capitalization and Core Equity Funds as appropriate.

As discussed in the proxy statement, your vote is being solicited also to authorize the approval of new advisory agreements to be effective upon consummation of the Conversion and the election of two new trustees who would serve on the Board of Trustees of the new Massachusetts business trust.

Each of the proposals included in the proxy statement has been carefully reviewed by the Supervisory Committee of the AVESTA Trust, which has approved the proposals. Please read the enclosed materials carefully. Your vote is important! Accordingly, please sign, date and mail the proxy card(s) promptly in the enclosed return envelope.

If you have any questions on voting of proxies and/or the meeting agenda, please call us at 1-713-216-6433.

Thank you for your attention to these matters and we look forward to our continued partnership and success.

                                     /s/ Henry J. Lartigue
                                     ---------------------
                                     Henry J. Lartigue
                                     Chairman, Supervisory Committee


SPECIAL NOTE: You may receive a telephone call from us to answer any questions you may have or to provide assistance in voting. Remember, your vote is important! Please sign, date and promptly mail your proxy card(s) in the return envelope provided.

Why is the Conversion being recommended?


The Conversion is being proposed because the AVESTA Trust's current structure, which limits the types of investors in the Trust, has limited the ability of the Funds to grow. Redomiciling the AVESTA Trust from a Texas trust to a Massachusetts business trust, a common corporate venue for mutual funds, is necessary to accommodate the broader availability of the Funds.


If the Conversion is approved, what will happen?


Under the Conversion (which is anticipated to occur on December 31, 1997), each of the Funds would transfer its assets to a portfolio of a recently-created Massachusetts business trust and would receive, in exchange, shares of the new portfolios. The AVESTA Trust would then be liquidated and the shares of the new portfolios would be distributed to Participating Trusts such as yourself.


How will the adoption of these Proposals affect my investment?

Approval and consummation of the Conversion will not affect your economic interest in the Funds of the AVESTA Trust. You would merely own shares in a corresponding investment portfolio or portfolios of the Avesta Funds rather than of the Funds of the AVESTA Trust. You would continue to be able to purchase or redeem your investment on a daily basis.


How will the fees and expenses of the Avesta Funds and the Funds of the AVESTA Trust compare?

While the Conversion will result in changes in the expense structure of each Fund of the AVESTA Trust, Chase has committed to waive fees payable to it and reimburse expenses so that the total expense ratio for each Avesta Fund will remain the same as the current expense ratio for its corresponding Fund of the AVESTA Trust for at least one year after the Conversion. If this commitment were not in effect, at current asset levels, total operating expenses for the Avesta Funds would be higher than those for the corresponding Funds of the AVESTA Trust as a result of proposed changes to the Funds' expense structure.


Will there be any change in the way the Funds are being managed?


TCB will continue to manage the day-to-day investment activities of the Funds, just as it does now. In order to achieve consistency with the other registered investment companies managed by TCB and its affiliates, TCB would perform its role as a subadviser to its affiliate, Chase, which would serve as the investment adviser to the Funds.


Why are changes to the investment objectives, policies and restrictions being proposed?

The proposed changes to investment objectives eliminate references to managing retirement assets and are necessary for the Conversion to occur. The changes to investment policies and restrictions are intended to modernize the policies to provide additional flexibility in the management of the Funds and to provide consistency with similar mutual funds advised by TCB and Chase.

What will be the effect on the Funds' investment strategies if the proposed changes to the Funds' investment objectives, policies and restrictions are approved?


The Funds have no current intention of altering their investment strategies in any material way and the proposals which request approvals of modifications to the Funds' investment policies and restrictions are not expected to have any immediate impact on the management of the Funds.

Who will pay for the Conversion?

The cost and expenses associated with the Conversion, including costs of soliciting proxies, will be borne by Chase and not by the Funds (or Participating Trusts in the Funds).

What if I vote against the Conversion, yet approval is obtained?

You should contact your TCB Trust Officer or Trust Administrator if you intend to redeem your investment in the Avesta Trust prior to the Conversion (which is anticipated to occur on December 31, 1997). Unless we receive a request to redeem your investment in the AVESTA Trust in time to process the request prior to the date of Conversion (approximately one week before the Conversion), you will automatically receive shares in the new Money Market, Income, Intermediate Term Bond, Equity Growth, Equity Income, Balanced, Short-Intermediate Term U.S. Government Securities, U.S. Government Securities, Small Capitalization and Core Equity Funds as appropriate. Of course, each of these Avesta Funds will continue to provide you with the opportunity to redeem your investment on a daily basis after the Conversion.

What if I do not vote, yet approval to the Conversion is obtained?


You will automatically receive shares in the new Money Market, Income, Intermediate Term Bond, Equity Growth, Equity Income, Balanced,
Short-Intermediate Term U.S. Government Securities, U.S. Government Securities, Small Capitalization and Core Equity Funds as appropriate.


As a holder of units of the AVESTA Trust, what do I need to do?

Please read the enclosed proxy statement and vote. Your vote is important! Accordingly, please sign, date and mail the proxy card(s) promptly in the enclosed return envelope as soon as possible.

                                  AVESTA TRUST
                                   26-TCBE-45
                                  P.O. BOX 2558
                            HOUSTON, TEXAS 77252-8045

               NOTICE OF SPECIAL MEETING OF PARTICIPATING TRUSTS
                          To Be Held December 2, 1997


A Special Meeting of Participating Trusts (the "Meeting") of the AVESTA Trust will be held at Texas Commerce Bank, Texas Commerce Tower, 600 Travis Street, 2nd Floor, Houston, Texas at 10:00 a.m., local time on December 2, 1997, for the following purposes:


  1. To vote upon the redomiciling and conversion (the "Conversion") of the Money Market Fund series, Income Fund series, Intermediate Term Bond Fund series, Equity Growth Fund series, Equity Income Fund series, Balanced Fund series, Short- Intermediate Term U.S. Government Securities Fund series, U.S. Government Securities Fund series, Small Capitalization Fund series and Core Equity Fund series of the AVESTA Trust (collectively, the "Funds") pursuant to an Agreement and Plan of Conversion which provides that (i) each Fund shall transfer all its assets to Mutual Fund Investment Trust, a newly formed Massachusetts business trust ("MFIT"), in exchange for which MFIT will issue Institutional Shares of the Money Market Fund series, Income Fund series, Intermediate Term Bond Fund series, Equity Growth Fund series, Equity Income Fund series, Balanced Fund series, Short-Intermediate Term U.S. Government Securities Fund series, U.S. Government Securities Fund series, Small Capitalization Fund series and Core Equity Fund series (collectively, the "Avesta Funds"), respectively, of MFIT, (ii) each Avesta Fund shall assume all the liabilities of the corresponding Fund of the AVESTA Trust, (iii) each Fund of the AVESTA Trust shall make a pro rata distribution of the Institutional Shares of its corresponding Avesta Fund to its Participating Trusts and (iv) the AVESTA Trust shall subsequently terminate.


  2. To vote upon modification of certain of the Funds' investment objectives (Proposal 2(a)), restrictions (Proposals 2(b)-2(p)) and policies (Proposals 2(q)-2(r)).

  3. To authorize each Fund, as the holder of one Institutional Share of its corresponding Avesta Fund immediately prior to the Conversion, to approve
     (i) an Investment Advisory Agreement between The Chase Manhattan Bank ("Chase") and MFIT with respect to the Avesta Funds (Proposal 3(a)), and
     (ii) an Investment Subadvisory Agreement between Chase and Texas Commerce Bank National Association ("TCB") with respect to the Avesta Funds (Proposal 3(b)).

  4. To authorize each Fund, as the holder of one Institutional Share of its corresponding Avesta Fund immediately prior to the Conversion, to approve the election of two Trustees of MFIT until their successors are elected and qualified.


  5. To transact such other business as may properly come before the Meeting or any adjournment thereof.


Each of Proposals 1, 2(a) and 3(a) and (b) is a related part of a plan to increase the availability of the Funds, and none of these Proposals will be adopted unless all of them are approved for all Funds and the Conversion is completed. The modification of the Funds' investment policies and restrictions (Proposals 2(b)-2(r)) will be effective even if the proposed Conversion of the Funds is not completed. There will be separate votes for the Participating Trusts of each Fund with respect to Proposals 1, 2(a)-(r) and 3(a) and (b). Participating Trusts will vote in the aggregate with respect to Proposal 4.

Participating Trusts of record of the AVESTA Trust at the close of business on October 3, 1997 will be entitled to notice of and to vote at the Meeting or any adjournment thereof. Each Participating Trust is requested to sign, date and return the enclosed proxy card(s) without delay, even if the Participating Trust will be in attendance at the Meeting. A postage-paid envelope is enclosed for this purpose. Prompt return of the enclosed proxy by Participating Trusts may save the necessity and expense of further solicitation to ensure a quorum at the Meeting. Any Participating Trust present at the Meeting may vote personally on all matters brought before the Meeting and in that event such Participating Trust's proxy will not be used.

                      By Order of the Supervisory Committee


                                          /s/ Thomas J. Press
                                          -------------------
                                          Thomas J. Press
                                          Secretary


October 20, 1997


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                    YOUR VOTE IS IMPORTANT REGARDLESS OF HOW
                    MANY UNITS YOU OWNED ON THE RECORD DATE.
                                   ----------

                                  AVESTA TRUST
                                   26-TCBE-45
                                  P.O. Box 2558
                            Houston, Texas 77252-8045

                                   ----------
                                 PROXY STATEMENT
                                   ----------

                                  INTRODUCTION


This Proxy Statement (the "Proxy Statement") is furnished in connection with the solicitation of proxies by the Supervisory Committee of the AVESTA Trust for use at a Special Meeting of Participating Trusts to be held on December 2, 1997 at 10:00 a.m., local time at Texas Commerce Bank, Texas Commerce Tower, 600 Travis Street, 2nd Floor, Houston, Texas, and any adjournment thereof, for the purposes set forth in the Notice of Special Meeting of Participating Trusts. The AVESTA Trust's telephone number is 1-713-216-6433. This Proxy Statement and the enclosed form of proxy (the "Proxy") were first mailed to Participating Trusts entitled to vote at the Meeting on or about October 20, 1997.

The Meeting has been called for the principal purpose of considering ways to increase the availability of the AVESTA Trust. To that end, Participating Trusts are being asked to approve the redomiciling and conversion (the "Conversion") of the AVESTA Trust from a Texas collective investment trust to a Massachusetts business trust. Pursuant to the Conversion, the Money Market Fund series, Income Fund series, Intermediate Term Bond Fund series, Equity Growth Fund series, Equity Income Fund series, Balanced Fund series, Short-Intermediate Term U.S. Government Securities Fund series, U.S. Government Securities Fund series, Small Capitalization Fund series and Core Equity Fund series of the AVESTA Trust (collectively, the "Funds") will become separate series of Mutual Fund Investment Trust ("MFIT"), a recently organized Massachusetts business trust. The new series will be called the Avesta Money Market Fund, Avesta Income Fund, Avesta Intermediate Term Bond Fund, Avesta Equity Growth Fund, Avesta Equity Income Fund, Avesta Balanced Fund, Avesta Short-Intermediate Term U.S. Government Securities Fund, Avesta U.S. Government Securities Fund, Avesta Small Capitalization Fund and Avesta Core Equity Fund, respectively (collectively, the "Avesta Funds"). The Risk Manager-Income Fund series, Risk Manager-Balanced Fund series and Risk Manager-Growth Fund series will not participate in the Conversion. It is anticipated that each of the Risk Manager Funds will terminate its investment operations on or prior to December 31, 1997.


The Agreement and Plan of Conversion (the "Conversion Plan") between the AVESTA Trust and MFIT provides that each Fund shall transfer all its assets to its corresponding investment portfolio of MFIT in exchange for which MFIT will issue Institutional Shares ("Institutional Shares") of the Avesta Funds; each Avesta Fund will assume all of the liabilities of its corresponding Fund; the Avesta Fund shares will be distributed pro rata to the Participating Trusts of the AVESTA Trust; and the AVESTA Trust will be terminated. As a result of the Conversion, each Participating Trust in a Fund will hold Institutional Shares of the corresponding Avesta Fund having the same aggregate net asset value as the Units of the Fund held by such Participating Trust immediately prior to the time of the closing of the Conversion. See Proposal 1.


Certain changes are proposed in the Funds' investment objectives, policies and restrictions. See Proposal 2. To the extent the changes are approved by Participating Trusts and the Conversion occurs, the changes would be effective with respect to the Avesta Funds. If the Conversion does not occur, the changes to the investment policies and restrictions would be effective with respect to the Funds; however, the changes to the investment objectives would not be effective.


Upon approval of the Participating Trusts and consummation of the Conversion, the investment adviser of the Avesta Funds corresponding to the Funds will be The Chase Manhattan Bank ("Chase") and the investment sub-adviser to the Avesta Funds corresponding to the Funds will be Texas Commerce Bank National Association ("TCB"), which serves as the Trustee for the AVESTA Trust and currently manages each of the Funds. See Proposal 3.


The AVESTA Trust will furnish, without charge, a copy of its most recent Annual Report and its most recent Semi-Annual Report succeeding such Annual Report, to any Participating Trust upon request. Requests should be directed to the Secretary of the AVESTA Trust in writing at its address above or by calling Nancy Burge at 1-800-392-3936.

Chase and not the AVESTA Trust or its Participating Trusts will bear the cost of the solicitation of proxies, including the cost of printing, preparing, assembling and mailing the Notice of Meeting, Proxy Statement and form of Proxy.

In addition to solicitations by mail, proxies may also be solicited by officers and regular employees of TCB by personal interview, by telephone or by telegraph without additional remuneration therefor. The AVESTA Trust has retained D.F. King & Co, Inc. and Automatic Data Processing to assist in the solicitation of proxies in connection with the Conversion. The cost of solicitation is estimated to be $20,000, and will be paid by Chase.


UNITS AND VOTING


The presence in person or by proxy of Participating Trusts that own one-third of the outstanding units of the AVESTA Trust (the "Units") will constitute a quorum for purposes of transacting business at the Meeting. Similarly, where a vote is required to be taken with respect to each of one or more Funds, the presence in person or by proxy of one-third of the Units of the particular Fund or Funds at the Meeting will constitute a quorum with respect to such Fund. If a quorum is not present at the Meeting, the Participating Trusts present (in person or by proxy) may adjourn the Meeting from time to time, without notice other than announcement at the Meeting. The persons named in the Proxy will vote in favor of such adjournment those Units of the AVESTA Trust which they are entitled to vote if such adjournment is necessary to obtain a quorum or if they determine such an adjournment is desirable for any other reason. Business may be conducted once a quorum is present and may continue until adjournment of the Meeting notwithstanding the withdrawal or temporary absence of sufficient Units to reduce the number present to less than a quorum.

Each Participating Trust is entitled to one vote for each full Unit and a fractional vote for each fractional Unit outstanding on the books of the AVESTA Trust in the name of such Participating Trust or its nominee on the record date. The record date and time for determining those Participating Trusts entitled to notice of and to vote at the Meeting has been fixed at the close of business on October 3, 1997. At October 3, 1997, the Money Market Fund had outstanding 126,740,576.630 Units, the Income Fund had outstanding 2,551,226.059 Units, the Intermediate Term Bond Fund had outstanding 1,440,511.148 Units, the Equity Growth Fund had outstanding 2,034,577.426 Units, the Equity Income Fund had outstanding 2,117,675.353 Units, the Balanced Fund had outstanding 896,478.772 Units, the Short-Intermediate Term U.S. Government Securities Fund had outstanding 2,111,818.816 Units, the U.S. Government Securities Fund had outstanding 224,316.191 Units, the Small Capitalization Fund had outstanding 1,712,295.090 Units and the Core Equity Fund had outstanding 1,962,973.477 Units. The following table sets forth the beneficial ownership of shares of the Funds, at October 3, 1997 by each person known to the AVESTA Trust to be deemed to be the beneficial owner of more than 5% of the outstanding shares of a Fund.


                                          Name of AVESTA           Number of Units
     Name of Beneficial Owner               Trust Fund            Beneficially Owned      Percent
----------------------------------   -------------------------   --------------------   -----------
The Munday Companies Retirement            Money Market             12,788,374.500         10.09%
 Savings Plan

Blackwell Plastics, Inc. Profit              Balanced                   88,581.875          9.88%
 Sharing Plan

Tangram Rehabilitation Network,              Balanced                   45,329.091          5.06%
 Inc. Money Purchase Pension Plan

RSR Corporation                       Short-Intermediate U.S.          110,138.470          5.22%
                                       Government Securities

All Units represented by each properly signed Proxy received prior to the Meeting will be voted at the Meeting. If a Participating Trust specifies how the Proxy is to be voted on any of the business to come before the Meeting, it will be voted in accordance with such specifications. If a Participating Trust returns its proxy but no direction is made on the Proxy, the Proxy will be voted FOR each of the proposals described in this Proxy Statement. Participating Trusts voting to ABSTAIN on a proposal will be treated as present for purposes of achieving a quorum and in determining the votes cast on the proposal, but not as having voted FOR the proposal. A properly signed proxy on which a broker has indicated that it has no authority to vote on a proposal on behalf of the beneficial owner (a "broker non-vote") will be treated as present for purposes of achieving a quorum but will not be counted in determining the votes cast on the proposal.


A Proxy may be revoked by a Participating Trust at any time prior to its use by written notice to the AVESTA Trust, by submission of a later dated Proxy or by voting in person at the Meeting. If any other matters come before the Meeting, Proxies will be voted by the persons named as proxies in accordance with their best judgment.

Participating Trusts of each Fund will vote separately with respect to Proposals 1, 2(a)-(r) and 3(a) and (b). Proposals 1, 2(a) and 3(a) and (b) will not be adopted unless all of them are approved by each of the Funds voting thereon. Participating Trusts of the Funds will vote in the aggregate with respect to Proposal 4.


                          BACKGROUND OF THE PROPOSALS


The AVESTA Trust is a collective investment trust organized under Texas law and is registered with the Securities and Exchange Commission as an open-end investment company. The AVESTA Trust is also regulated by the Office of the Comptroller of the Currency. Under applicable regulations, Units of the Funds may be made currently available for purchase only by retirement accounts for which TCB or an affiliate acts as trustee. This has limited the potential asset size of the Funds. However, following consummation of the Conversion, shares of the Avesta Funds will be available for purchase by all types of investors. The Conversion, if consummated, could result in asset growth over time which would, in turn, provide an opportunity (i) for the Funds to diversify their investments to a greater extent than in the past, providing additional protection against adverse developments with respect to individual portfolio securities (such as defaults and decreases in value) and (ii) to achieve certain economies with respect to the Funds' operating expenses. The Conversion may provide you with more investment options and other potential benefits. However, there can be no assurance that further economies of scale or other benefits will be realized through the Conversion. Chase has committed to waive fees payable to it and reimburse expenses so that the total expense ratio for each Avesta Fund will remain the same as the current expense ratio for its corresponding Fund of the AVESTA Trust for at least one year after the Conversion. If this commitment were not in effect, at current asset levels, total operating expenses for the Avesta Funds would be higher than those for the corresponding Funds of the AVESTA Trust as a result of proposed changes to the Funds' expense structure.

The proposed Conversion (Proposal 1), the approval of changes to the investment objectives of the Funds (Proposal 2(a)) and the approval of the proposed Investment Advisory Agreement (Proposal 3(a)) and proposed Subadvisory Agreement (Proposal 3(b)) are related parts of a plan to increase the availability of the Funds, and none of these Proposals will be adopted unless all are approved by the Participating Trusts of each Fund.

If a Participating Trust votes against the Conversion, yet the Conversion is approved, that Participating Trust should contact its TCB Trust Officer or Trust Administrator if it intends to redeem its investment in the AVESTA Trust prior to the Conversion (which is anticipated to occur on December 31, 1997). Unless a redemption request is received in time to process the request prior to the date of Conversion (approximately one week before the Conversion), such Participating Trust will automatically receive shares in the new Money Market, Income, Intermediate Term Bond, Equity Growth, Equity Income, Balanced, Short-Intermediate Term U.S. Government Securities, U.S. Government Securities, Small Capitalization and Core Equity Funds as appropriate. Of course, each of these Avesta Funds will continue to provide investors with the opportunity of redeem their investment on a daily basis after the Conversion.


                    1. APPROVAL OF THE PROPOSED CONVERSION

DESCRIPTION OF THE PROPOSED CONVERSION

The Conversion Plan

The terms and conditions under which the proposed Conversion of the AVESTA Trust will be consummated are set forth in the Conversion Plan, the form of which is attached to this Proxy Statement as Exhibit A. The following summary does not purport to be a complete description of the Conversion Plan and is subject to the terms and conditions of the Conversion Plan.

The Conversion Plan provides that, at the closing of the transactions contemplated by the Conversion Plan (the "Closing"), each Avesta Fund will acquire all of its corresponding Fund's assets in exchange for a number of Avesta Fund Institutional Shares of equal value and the assumption by the Avesta Fund of all of the Fund's outstanding liabilities. (Each Avesta Fund will also offer another class of shares, Retail Shares.) Upon receipt of the Institutional Shares, the AVESTA Trust will distribute in complete liquidation, pro rata, to the Participating Trusts of record of each Fund as of the Closing, the Institutional Shares of the Avesta Fund received by such Fund. This distribution of Institutional Shares to the Participating Trusts will be accomplished by the establishment of open book accounts on the share records of the Avesta Funds in the names of the Participating Trusts. Certificates representing Institutional Shares will not be issued. Following the Closing and the pro rata liquidating distributions of Institutional Shares to the Participating Trusts, TCB, as Trustee of the AVESTA Trust, will terminate the AVESTA Trust.

Chase will pay all expenses of the Conversion, including legal and accounting fees, proxy solicitation and expenses of the Meeting, costs of printing and mailing proxy statements, organization expenses of MFIT, and expenses of special meetings of the Supervisory Committee of the AVESTA Trust and the Board of Trustees of MFIT.

The Closing is subject to various conditions, including approval of the Conversion and of Proposals 2(a) and 3(a) and (b) by the required vote of Units of each Fund, completion of all filings with, and receipt of all orders or approvals from, the Securities and Exchange Commission (the "SEC") and applicable state securities commissions. Any of the conditions may be waived by the Supervisory Committee of the AVESTA Trust or the Board of Trustees of MFIT (whichever is entitled to the benefit of such conditions) if, in its judgment, such action or waiver will not have a material adverse effect on the interests of the Participating Trusts of the AVESTA Trust or the shareholders of MFIT, respectively. The Conversion Plan may be terminated at any time without liability, by either the AVESTA Trust or MFIT, if its Supervisory Committee or Board of Trustees, respectively, determines in good faith that the Conversion is not in the interests of its Participating Trusts or shareholders.


Avesta Funds


If the Conversion is approved and completed, Participating Trusts of each Fund of the AVESTA Trust will become shareholders of the corresponding Avesta Fund. The net asset value of the Institutional Shares of each Avesta Fund held by a Participating Trust of a Fund immediately after the consummation of the Conversion will be the same as the net asset value of the Units of the corresponding Fund held by such Participating Trust immediately prior to the consummation of the Conversion. Shareholders of the Avesta Funds following the closing will be able to purchase and redeem Avesta Fund shares at net asset value next determined after receipt of the order, just as they can now do with respect to Units of the Funds.

Subject to approval of Proposals 3(a) and 3(b) and consummation of the Conversion, Chase will serve as investment adviser and TCB will serve as sub-adviser to each of the Avesta Funds corresponding to the Funds. TCB currently provides or is responsible for providing investment advisory, administrative, accounting, custody and transfer agency services for the Funds. Chase, either directly or through its affiliates, currently provides certain sub-custody and accounting services that TCB would otherwise be required to provide. Chase, either directly or through its affiliates, will provide custody, administration and accounting services to the Avesta Funds upon consummation of the Conversion (see "Comparison of the AVESTA Trust and MFIT--Advisory and Administration Services").

For investment advisory, administrative, unitholder accounting, custodian and certain other services, the Funds currently pay the Trustee an aggregate fee based upon the net asset values of the respective Funds. Following the Conversion, the Avesta Funds will pay separate fees for each of these services. Although the aggregate expenses of the Avesta Funds will be limited for a period of at least one year from the consummation of the Conversion by certain undertakings of Chase to the same level currently in effect for the 1997 fiscal year, Chase will not be contractually obligated to waive fees payable to it or reimburse expenses beyond the one-year period as TCB currently is under the AVESTA Management Agreements (as defined below). If Chase's commitment were not in effect, at current asset levels, total operating expenses for the Avesta Funds would be higher than those for the corresponding Funds of the AVESTA Trust as a result of proposed changes to the Funds' expense structure. See "Comparison of the AVESTA Trust and MFIT--Pro Forma Expenses").

Federal Tax Consequences

Under the Internal Revenue Code of 1986, as amended (the "Code"), the Conversion will not result in any taxable income to the Funds or the Participating Trusts.

ERISA CONSIDERATIONS

As noted above, approval of the Conversion and the Proposals requires the affirmative vote of the Participating Trusts of each Fund. The decision as to whether the Conversion and each Proposal should be approved may raise certain issues under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and the Code. Some of these issues are described below.

General Fiduciary Matters

ERISA and the Code impose certain duties on persons who are fiduciaries of an employee benefit plan (including an individual retirement account) (a "Plan") and prohibit certain transactions involving the assets of a Plan and its fiduciaries or other interested parties. Under ERISA and the Code, any person (including the owner of an individual retirement account) who exercises any authority or control over the management or disposition of the assets of a Plan generally is considered to be a fiduciary of the Plan. In general, the Department of Labor has taken the position that the exercise of voting rights appurtenant to Plan-owned shares constitutes a fiduciary act of Plan asset management. Accordingly, the applicable provisions of ERISA and the Code relating to a fiduciary's duties to the Plan should be taken into account when determining whether Plan-owned Units should be voted in favor of the Conversion or any of the Proposals.

Consequences of Conversion

If the Conversion is approved, Plan-owned Units which are voted against the Conversion nevertheless will be exchanged for new shares of the Avesta Funds unless, as noted above, the AVESTA Trust receives timely instructions to redeem such Units prior to the Conversion. Similarly, Plan-owned Units which are not voted will be automatically exchanged for new shares of the Avesta Funds upon consummation of the Conversion unless timely prior instructions are received to the contrary. In any event, following the Conversion investors will continue to have the opportunity to redeem new shares of the Avesta Funds on a daily basis.

EACH FIDUCIARY OF A PARTCIPATING TRUST SHOULD CONSULT ITS LEGAL ADVISOR CONCERNING THE CONSIDERATIONS DISCUSSED ABOVE BEFORE DECIDING WHETHER TO APPROVE THE CONVERSION AND THE PROPOSALS.


COMPARISON OF THE AVESTA TRUST AND MFIT

A brief comparison of the AVESTA Trust and MFIT is set forth below.

Comparative Information on Shareholder Rights

Avesta Trust was organized on April 1, 1988 under the Texas trust law, which limits investors in the AVESTA Trust to Participating Trusts for which TCB or an affiliate acts in a fiduciary capacity. In order to make the Funds available to a broader range of investors, the Supervisory Committee has determined that it is advisable and necessary in the Conversion to change the structure and domicile of the AVESTA Trust. The Supervisory Committee has determined that the Massachusetts business trust law affords certain advantages to the operations of a more broadly-based investment company, such as the Avesta Funds. The Massachusetts business trust is a common form of organization for mutual funds.

General. As a Massachusetts business trust, the operation of MFIT will be governed by the Declaration of Trust of MFIT (the "MFIT Declaration of Trust") and applicable Massachusetts law rather than by the Amended and Restated Declaration of Trust of the AVESTA Trust (the "AVESTA Declaration of Trust") and applicable Texas law. The two forms of organization are summarized below.

Shares of Funds. Interests in the AVESTA Trust are represented by transferable units of interest, without par value. The AVESTA Declaration of Trust authorizes the Supervisory Committee to issue an unlimited number of units. The Supervisory Committee may, without unitholder approval, divide authorized but unissued units into an unlimited number of separate portfolios or series, and classes thereof. Currently, all the Units of the AVESTA Trust are divided into fifteen separate series (consisting of the ten Funds, three portfolios which are not participating in the Conversion and two additional portfolios that have not to date commenced investment operations). All Units have equal voting rights and will be voted in the aggregate and not by series, except where voting by series is required by law or where the matter involved affects only one series. The AVESTA Declaration of Trust does not require the Trust to hold annual meetings of Participating Trusts, but special meetings of Participating Trusts may be had from time to time. There are no conversion or preemptive rights in connection with Units of the AVESTA Trust.


MFIT has an unlimited number of authorized shares of beneficial interest, par value $0.001 per share, which may be divided into portfolios or series and classes thereof. Each Avesta Fund is one portfolio of MFIT, and may issue multiple classes of shares. Upon consummation of the Conversion, each of the Avesta Funds will be able to offer two classes of shares to the public, Institutional Class and Retail Class shares. Each share of a portfolio or class of MFIT represents an equal proportionate interest in that portfolio or class with each other share of that portfolio or class. The shares of each portfolio or class of MFIT participate equally in the earnings, dividends and assets of the particular portfolio or class. Fractional shares have proportionate rights to full shares. Expenses of MFIT which are not attributable to a specific portfolio or class will be allocated to all the portfolios of MFIT in a manner believed by management of the Avesta Funds to be fair and equitable. Generally, shares of each portfolio will be voted separately, for example, to approve an investment advisory agreement and shares of each class of each portfolio will be voted separately, for example, to approve a distribution plan, but shares of all series and classes vote together, to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act"), including the election or selection of trustees and independent accountants. MFIT is not required to hold regular annual meetings of shareholders, but may hold special meetings from time to time. There are no conversion or preemptive rights in connection with shares of MFIT.

Shareholder Voting Rights. Each member of the Supervisory Committee of the AVESTA Trust holds office, unless sooner removed, until his successor is elected and qualified. A vacancy in the Supervisory Committee resulting from the resignation of a Supervisory Committee member or otherwise may be filled by a vote of a majority of the remaining Supervisory Committee members then in office. However under the 1940 Act, no vacancy may be filled by Supervisory Committee members unless immediately thereafter at least two-thirds of the Supervisory Committee members holding office shall have been elected to such office by the unitholders. Members of the Supervisory Committee may also be removed, at any time, by the vote of Participating Trusts that own a "majority" (as defined in the 1940 Act) of the outstanding Units of the AVESTA Trust. Special meetings of Participating Trusts for any purpose or purposes may be called by the AVESTA Trust's Secretary when ordered by a majority of the members of the Supervisory Committee or upon the written request of the Participating Trusts holding at least 25% of the Units of the AVESTA Trust outstanding and entitled to vote at such meeting.


A vacancy in the MFIT Board resulting from the resignation of a Trustee or otherwise may be filled similarly by a vote of a majority of the remaining Trustees then in office, subject to the 1940 Act. In addition, Trustees may be removed from office by a vote of holders of shares representing two-thirds of the outstanding shares of each portfolio of MFIT at a meeting duly called for the purpose. A meeting of shareholders shall be held upon the written request of the holders of shares representing not less than 10% of the outstanding shares entitled to vote on the matters specified in the written request. Upon written request by the holders of shares representing at least $25,000 or 1% of the outstanding shares of MFIT stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trustees will within five business days after receipt of such request either provide a list of shareholders or inform such applicants as to the approximate number of shareholders and the approximate costs of mailing the request to them. If the second option is chosen by the Trustees, then the Trustees are generally obligated, upon written request of the applicants, to mail the requested materials to all shareholders of record (at the expense of the requesting shareholders). Except as set forth above, the Trustees may continue to hold office and may appoint successor Trustees.

Shareholder Liability. Under Texas law, the AVESTA Trust unitholders have no personal liability for the AVESTA Trust's acts or obligations. Under Massachusetts law, shareholders of MFIT could, under certain circumstances, be held personally liable as partners for the obligations of MFIT. However, the MFIT Declaration of Trust disclaims shareholder liability for acts or obligations of MFIT and provides for indemnification and reimbursement of expenses out of MFIT property for any shareholder held personally liable for the obligations of MFIT. The MFIT Declaration of Trust also provides that MFIT shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of MFIT, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and MFIT itself was unable to meet its obligations.


Liability of Directors and Trustees. Under the AVESTA Declaration of Trust, as long as they have exercised reasonable care and have acted in good faith, members of the Supervisory Committee are not liable for neglect or wrongdoing by TCB, any member of the Supervisory Committee or of any officer, agent, employee or investment adviser of the Trust, but are not protected in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. In addition, the AVESTA Declaration of Trust provides for the indemnification of TCB and its employees and members of the Supervisory Committee and officers of the Trust for expenses reasonably incurred in connection with actions, suits or proceedings if such indemnified person acted in good faith and in a reasonable manner. Under the MFIT Declaration of Trust, the Trustees of MFIT are personally liable only for bad faith, willful misfeasance, gross negligence or reckless disregard of their duties as Trustees. Under the MFIT Declaration of Trust, a Trustee or officer of MFIT will generally be indemnified against all liability and against all expenses reasonably incurred or paid by such person in connection with any claim, action, suit or proceeding in which such person becomes involved as a party or otherwise by virtue of such person being or having been a Trustee or officer and against amounts paid or incurred by such person in the settlement thereof.

The foregoing is only a summary of certain of the major provisions of the AVESTA Declaration of Trust, the Rules and Procedures of the Supervisory Committee and Texas law, and the MFIT Declaration of Trust and By-Laws and Massachusetts law. Participating Trusts may wish to refer directly to the provisions of the AVESTA Declaration of Trust and the Rules and Procedures, and Texas law, and MFIT's Declaration of Trust and By-Laws and Massachusetts law for a more thorough comparison. Copies of these documents may be obtained by contacting the AVESTA Trust at 1-713-216-6433.


Investment Objectives, Policies and Restrictions


MFIT is a newly organized business trust which will have nominal assets prior to the Conversion. The investment objectives, policies and restrictions of each of the Avesta Funds will be the same as to those of the corresponding Funds, after giving effect to Proposals 2(a)-(r).


Advisory and Administrative Services


As Trustee of the AVESTA Trust, TCB is the manager of and investment adviser to the AVESTA Trust and has served in such capacity since the organization of the AVESTA Trust in 1988. Pursuant to the terms of three separate, but substantially similar, Management Agreements (the "AVESTA Management Agreements"), the Trustee as investment adviser manages the investment of the assets of each Fund in conformity with the stated objectives and policies of that Fund. The Trustee supervises the AVESTA Trust's investments and maintains a continuous investment program, places purchase and sale orders and pays costs of certain clerical and administrative services involved in managing and servicing the AVESTA Trust's investments and complying with regulatory reporting requirements. TCB also furnishes employees, office space and facilities required for the administrative operations of the AVESTA Trust. TCB provides most services necessary for the operations and activities of the Trust and the Funds. For this reason, unlike the Avesta Funds, the Funds do not directly utilize the services of separate organizations to obtain advisory, administrative, custody or transfer agent services. As noted above, however, TCB has contracted with Chase to provide certain services that TCB would otherwise be required to provide to the Trust.

As compensation for its investment advisory, administrative, custody, accounting and other services under the AVESTA Management Agreements, TCB is entitled to receive a monthly management fee (i) for its services with respect to the Money Market Fund, at an annual rate of .65% of the average daily net assets of the Money Market Fund; (ii) for its services with respect to the Income Fund, Equity Growth Fund, Equity Income Fund, Balanced Fund and Core Equity Fund, at an annual rate of 1.00% of the first $250,000,000 of the average daily net assets of each such Fund, .90% of the next $250,000,000 of such assets, and .80% of such assets in excess of $500,000,000; (iii) for its services with respect to the Short-Intermediate Term U.S. Government Securities Fund and Intermediate Term Bond Fund, at an annual rate of .75% of the first $250,000,000 of the average daily net assets of each such Fund, .65% of the next $250,000,000 of such assets, and .55% of such assets in excess of $500,000,000; (iv) for its services with respect to the U.S. Government Securities Fund, at an annual rate of .85% of the first $250,000,000 of the average daily net assets of each such Fund, .75% of the next $250,000,000 of such assets, and .65% of such assets in excess of $500,000,000; and (v) for its services with respect to the Small Capitalization Fund, at an annual rate of 1.15% of the first $250,000,000 of the average daily net assets of such Fund, 1.05% of the next $250,000,000 of such assets, and .95% of such assets in excess of $500,000,000. Voluntary fee waivers are currently in effect with respect to the Money Market, U.S. Government Securities, Income and Small Capitalization Funds, and under the terms of the Management Agreements, TCB currently is obligated to reimburse each Fund for expenses exclusive of the management fee until such Fund's assets are greater than or equal to $250,000,000.

Upon consummation of the Conversion, the AVESTA Management Agreements will be terminated and the Avesta Funds will have separate contracts for various services which are currently provided for under the AVESTA Management Agreements. Chase will serve as investment adviser for the Avesta Funds corresponding to the Funds pursuant to the proposed Investment Advisory Agreement with MFIT (the "New Advisory Agreement"), subject to approval of Proposal 3(a). In its capacity as investment adviser, Chase will have overall responsibility for management of the Avesta Funds' investment portfolios. However, subject to approval of Proposal 3(b), TCB will enter into an Investment Subadvisory Agreement with Chase (the "Subadvisory Agreement") and will continue to make investment decisions for the Avesta Funds on a day-to-day basis.


The New Advisory Agreement provides that the Avesta Funds will pay Chase a monthly management fee based upon the net assets of the Avesta Funds, at the rate of .30% of net assets of the Avesta Money Market Fund, .50% of net assets of the Avesta Income Fund, .50% of net assets of the Avesta Intermediate Term Bond Fund, .75% of net assets of the Avesta Equity Growth Fund, .75% of net assets of the Avesta Equity Income Fund, .75% of net assets of the Avesta Balanced Fund, .50% of net assets of the Avesta Short-Intermediate Term U.S. Government Securities Fund, .50% of net assets of the Avesta U.S. Government Securities Fund, .75% of net assets of the Avesta Small Capitalization Fund, and .75% of net assets of the Avesta Core Equity Fund. Chase may waive fees from time to time to assist the Avesta Funds in maintaining competitive yields or returns. Chase, an affiliate of TCB, is a New York State chartered bank which provides commercial banking and trust services throughout the United States. Chase and its affiliates serve as investment adviser to registered and unregistered investment companies, personal and institutional accounts and, as of June 30, 1997, had over $138 billion under management. The principal offices of Chase are located at 270 Park Avenue, New York, New York 10017.

The Subadvisory Agreement provides that TCB is entitled to receive from Chase, out of its advisory fee, a monthly management fee based upon the net assets of the Avesta Funds, at the rate of .15% of net assets of the Avesta Money Market Fund, .25% of net assets of the Avesta Income Fund, .25% of net assets of the Avesta Intermediate Term Bond Fund, .375% of net assets of the Avesta Equity Growth Fund, .375% of net assets of the Avesta Equity Income Fund, .375% of net assets of the Avesta Balanced Fund, .25% of net assets of the Avesta Short-Intermediate Term U.S. Government Securities Fund, .25% of net assets of the Avesta U.S. Government Securities Fund, .375% of net assets of the Avesta Small Capitalization Fund, and .375% of net assets of the Avesta Core Equity Fund. TCB is a national banking association which provides commercial banking and trust services throughout the United States. TCB and its affiliates serve as investment adviser to registered and unregistered investment companies, personal and institutional accounts and, as of June 30, 1997, had over $19 billion under management. See Proposals 3(a) and (b) for further information regarding the New Advisory Agreement and Subadvisory Agreement.

Chase will serve as administrator of the Avesta Funds pursuant to an Administration Agreement with MFIT (the "Chase Administration Agreement"). Under the Chase Administration Agreement, Chase would be responsible for, among other things, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Avesta Funds' independent contractors and agents; preparation for signature by an officer of MFIT of all documents required to be filed for compliance by MFIT with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; responding to shareholder inquiries; arranging for the maintenance of books and records of the Avesta Funds; providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties; and generally assisting in all aspects of the operation of the business and affairs of the Avesta Funds, other than those advisory services to be provided by TCB, those services to be provided by Chase pursuant to MFIT's custody agreement, those transfer agency services to be provided by DST Systems, Inc., those distribution services to be provided by its distributor, fund accounting services to be provided by an affiliate of Chase and those services normally performed by MFIT's counsel and independent public accountants. For its services, Chase will be entitled to receive a fee from the Avesta Funds at an annual rate of .10% of the average daily net asset value of the Avesta Funds.

MFIT intends to contract with a subsidiary of BISYS Fund Services, Inc. ("Distributor") to provide certain administrative services to the Avesta Funds pursuant to a Distribution and Sub-Administration Agreement (the "Distribution and Sub-Administration Agreement"). Distributor, located at 101 Park Avenue, New York, New York 10178, is a Delaware corporation organized in 1997. Under the Distribution and Sub-Administration Agreement, Distributor will provide officers and compliance monitoring services to MFIT. For its services, Distributor will be entitled to receive a fee from the Avesta Funds at an annual rate of .05% of the average daily net asset value of the Avesta Funds.


Similarly, Chase, in its capacity as custodian of the Avesta Funds, intends to contract with Chase Global Investor Services ("Chase GIS") to provide certain accounting services to the Avesta Funds pursuant to an Accounting Services Agreement (the "Chase Accounting Services Agreement"). Chase GIS, located at 3 Metrotech Center, Brooklyn, New York 11245, is engaged in the business of providing administration and accounting services to investment companies. For its services, Chase GIS will be paid by Chase out of its custody fee.

Custodian, Transfer Agent and Dividend Paying Agent

As Trustee of the AVESTA Trust, TCB acts as custodian of the assets of the AVESTA Trust. Chase currently acts as subcustodian for the AVESTA Trust. The AVESTA Trust has no separate transfer agent or dividend paying agent. Upon consummation of the Conversion, Chase will serve as custodian of the Avesta Funds, for which it will be compensated by the Avesta Funds. DST Systems, Inc. ("DST") will serve as transfer agent and dividend paying agent for the Avesta Funds, for which it will be compensated by the Avesta Funds. DST serves as transfer agent for numerous other mutual funds, including funds advised by Chase and TCB.

Pro Forma Expenses


The following table shows the actual expenses of each Fund as a percentage of net assets for such Fund's fiscal year ended December 31, 1996 and a pro forma adjustment thereof assuming the Conversion had been consummated. The pro forma adjustment for each Fund reflects the commitment by Chase to waive fees payable to it and/or reimburse expenses for a period of at least one year commencing January 1, 1998 to the extent necessary to prevent Total Operating Expenses for each Avesta Fund for such period from exceeding the current expense ratio for its corresponding Fund of the AVESTA Trust. If Chase's commitment were not in effect, at current asset levels, total operating expenses for the Avesta Funds would be higher than those for the corresponding Funds of the AVESTA Trust as a result of proposed changes to the Funds' expense structure.

Pursuant to the AVESTA Management Agreements, TCB is contractually obligated to reimburse expenses of a particular Fund exclusive of the management fee until such Fund's asset are greater than or equal to $250,000,000. Expense reimbursements are currently in effect for all of the Funds. Under the New Advisory Agreement, Chase would not be contractually obligated to maintain Avesta Fund expenses at any particular level beyond its initial one-year commitment.

Under the AVESTA Management Agreements, the management fee received by TCB is compensation not only for advisory services, but also for administrative, custody and other services. Under the Avesta Funds' proposed expense structure, administrative, custody and other services are not included in the calculation of the management fee.


The pro forma adjustment assumes that the average assets of the Avesta Funds during the year were the same as those of the Funds.

                      Money Market Fund Operating Expenses
                     For the Year Ended December 31, 1996


                                                                                             Pro Forma
                                                                                            -----------
                                                                            Fund Actual     Avesta Fund
                                                                            -----------     -----------

Annual Operating Expenses
 Management Fee (after waivers)  .......................................       .50%*           .30%
 Other Expenses (after waivers and/or reimbursements)    ...............       .00%*           .20%**
                                                                               ---             ---
Total Fund Operating Expenses (after waivers and/or reimbursements)  ...       .50%*           .50%**
                                                                               ===             ===

----------
 *Reflects current waiver and reimbursement arrangements to maintain Total Fund
  Operating Expenses at the level indicated in the table above. Absent such waivers and reimbursements, the Management Fee, Other Expenses and Total Fund Operating Expenses would be 0.65%, 0.07% and 0.72%, respectively.

**Reflects waivers and reimbursements to maintain Total Fund Operating Expenses at the level indicated in the table above. Absent such waivers and reimbursements, Other Expenses and Total Fund Operating Expenses would be 0.29% and 0.59%, respectively. Chase has agreed voluntarily to waive fees payable to it and/or reimburse expenses for a period of at least one year commencing January 1, 1998 to the extent necessary to prevent Total Fund Operating Expenses for such period from exceeding the amount in the table.


                         Income Fund Operating Expenses
                     For the Year Ended December 31, 1996


                                                                                             Pro Forma
                                                                                            -----------
                                                                            Fund Actual     Avesta Fund
                                                                            -----------     -----------


Annual Operating Expenses
 Management Fee (after waivers)  .......................................       .75%*           .50%
 Other Expenses (after waivers and/or reimbursements) ..................       .00%*           .25%**
                                                                               ---             ---
Total Fund Operating Expenses (after waivers and/or reimbursements)  ...       .75%*           .75%**
                                                                               ===             ===

----------
 *Reflects current waiver and reimbursement arrangements to maintain Total Fund
  Operating Expenses at the level indicated in the table above. Absent such waivers and reimbursements, the Management Fee, Other Expenses and Total Fund Operating Expenses would be 1.00%, 0.07% and 1.07%, respectively.

**Reflects waivers and reimbursements to maintain Total Fund Operating Expenses at the level indicated in the table above. Absent such waivers and reimbursements, Other Expenses and Total Fund Operating Expenses would be 0.42% and 0.92%, respectively. Chase has agreed voluntarily to waive fees payable to it and/or reimburse expenses for a period of at least one year commencing January 1, 1998 to the extent necessary to prevent Total Fund Operating Expenses for such period from exceeding the amount in the table.


                 Intermediate Term Bond Fund Operating Expenses
                     For the Year Ended December 31, 1996


                                                                                             Pro Forma
                                                                                            -----------
                                                                            Fund Actual     Avesta Fund
                                                                            -----------     -----------


Annual Operating Expenses
 Management Fee   ......................................................       .75%            .50%
 Other Expenses (after waivers and/or reimbursements) ..................       .00%*           .25%**
                                                                               ---             ---
Total Fund Operating Expenses (after waivers and/or reimbursements)  ...       .75%*           .75%**
                                                                               ===             ===

----------
 *Reflects current reimbursement arrangements to maintain Total Fund Operating
  Expenses at the level indicated in the table above. Absent such reimbursements, Other Expenses and Total Fund Operating Expenses would be 0.67% and 1.42%, respectively.

**Reflects waivers and reimbursements to maintain Total Fund Operating Expenses at the level indicated in the table above. Absent such waivers and reimbursements, Other Expenses and Total Fund Operating Expenses would be 0.78% and 1.28%, respectively. Chase has agreed voluntarily to waive fees payable to it and/or reimburse expenses for a period of at least one year commencing January 1, 1998 to the extent necessary to prevent Total Fund Operating Expenses for such period from exceeding the amount in the table.


                     Equity Growth Fund Operating Expenses
                     For the Year Ended December 31, 1996



                                                                                             Pro Forma
                                                                                            -----------
                                                                            Fund Actual     Avesta Fund
                                                                            -----------     -----------

Annual Operating Expenses
 Management Fee   ......................................................        1.00%            .75%
 Other Expenses (after waivers and/or reimbursements) ..................         .00%*           .25%**
                                                                                ----            ----
Total Fund Operating Expenses (after waivers and/or reimbursements)  ...        1.00%*          1.00%**
                                                                                ====            ====

----------
 *Reflects current reimbursement arrangements to maintain Total Fund Operating
  Expenses at the level indicated in the table above. Absent such reimbursements, Other Expenses and Total Fund Operating Expenses would be 0.07% and 1.07%, respectively.

**Reflects waivers and reimbursements to maintain Total Fund Operating Expenses at the level indicated in the table above. Absent such waivers and reimbursements, Other Expenses and Total Fund Operating Expenses would be 0.37% and 1.12%, respectively. Chase has agreed voluntarily to waive fees payable to it and/or reimburse expenses for a period of at least one year commencing January 1, 1998 to the extent necessary to prevent Total Fund Operating Expenses for such period from exceeding the amount in the table.


                     Equity Income Fund Operating Expenses
                     For the Year Ended December 31, 1996



                                                                                              Pro Forma
                                                                                             -----------
                                                                             Fund Actual     Avesta Fund
                                                                             -----------     -----------

Annual Operating Expenses
 Management Fee   ......................................................        1.00%            .75%
 Other Expenses (after waivers and/or reimbursements) ..................         .00%*           .25%**
                                                                                ----            ----
Total Fund Operating Expenses (after waivers and/or reimbursements)  ...        1.00%*          1.00%**
                                                                                ====            ====

----------
 * Reflects current reimbursement arrangements to maintain Total Fund Operating Expenses at the level indicated
  in the table above. Absent such reimbursements, Other Expenses and Total Fund Operating Expenses would be 0.07% and 1.07%, respectively.

**Reflects waivers and reimbursements to maintain Total Fund Operating Expenses at the level indicated in the table above. Absent such reimbursements, Other Expenses and Total Fund Operating Expenses would be 0.37% and 1.12%, respectively. Chase has agreed voluntarily to waive fees payable to it and/or reimburse expenses for a period of at least one year commencing January 1, 1998 to the extent necessary to prevent Total Fund Operating Expenses for such period from exceeding the amount in the table.


                        Balanced Fund Operating Expenses
                     For the Year Ended December 31, 1996



                                                                                              Pro Forma
                                                                                             -----------
                                                                             Fund Actual     Avesta Fund
                                                                             -----------     -----------

Annual Operating Expenses
 Management Fee   ......................................................        1.00%           .75%
 Other Expenses (after waivers and/or reimbursements) ..................         .00%*          .25%**
                                                                                ----           ----
Total Fund Operating Expenses (after waivers and/or reimbursements)  ...        1.00%*         1.00%**
                                                                                ====           ====

----------
 *Reflects current reimbursement arrangements to maintain Total Fund Operating
  Expenses at the level indicated in the table above. Absent such reimbursements, Other Expenses and Total Fund Operating Expenses would be 0.17% and 1.17%, respectively.

**Reflects waivers and reimbursements to maintain Total Fund Operating Expenses at the level indicated in the table above. Absent such waivers and reimbursements, Other Expenses and Total Fund Operating Expenses would be 0.61% and 1.36%, respectively. Chase has agreed voluntarily to waive fees payable to it and/or reimburse expenses for a period of at least one year commencing January 1, 1998 to the extent necessary to prevent Total Fund Operating Expenses for such period from exceeding the amount in the table.


   Short-Intermediate Term U.S. Government Securities Fund Operating Expenses
                     For the Year Ended December 31, 1996



                                                                                             Pro Forma
                                                                                            -----------
                                                                            Fund Actual     Avesta Fund
                                                                            -----------     -----------

Annual Operating Expenses
 Management Fee   ......................................................       .75%            .50%
 Other Expenses (after waivers and/or reimbursements) ..................       .00%*           .25%**
                                                                               ---             ---
Total Fund Operating Expenses (after waivers and/or reimbursements)  ...       .75%*           .75%**
                                                                               ===             ===

----------
 *Reflects current reimbursement arrangements to maintain Total Fund Operating
  Expenses at the level indicated in the table above. Absent such reimbursements, Other Expenses and Total Fund Operating Expenses would be 0.13% and 0.88%, respectively.

**Reflects waivers and reimbursements to maintain Total Fund Operating Expenses at the level indicated in the table above. Absent such waivers and reimbursements, Other Expenses and Total Fund Operating Expenses would be 0.62% and 1.12%, respectively. Chase has agreed voluntarily to waive fees payable to it and/or reimburse expenses for a period of at least one year commencing January 1, 1998 to the extent necessary to prevent Total Fund Operating Expenses for such period from exceeding the amount in the table.

               U.S. Government Securities Fund Operating Expenses
                      For the Year Ended December 31, 1996


                                                                                             Pro Forma
                                                                                            -----------
                                                                            Fund Actual     Avesta Fund
                                                                            -----------     -----------

Annual Operating Expenses
 Management Fee (after waivers)  .......................................      .75%*           .50%
 Other Expenses (after waivers and/or reimbursements) ..................      .00%*           .25%**
                                                                              ---             ---
Total Fund Operating Expenses (after waivers and/or reimbursements)  ...      .75%*           .75%**
                                                                              ===             ===

----------
 *Reflects current waiver and reimbursement arrangements to maintain Total Fund
  Operating Expenses at the level indicated in the table above. Absent such waivers and reimbursements, the Management Fee, Other Expenses and Total Fund Operating Expenses would be 0.85%, 1.24% and 2.09%, respectively.

**Reflects waivers and reimbursements to maintain Total Fund Operating Expenses at the level indicated in the table above. Absent such waivers and reimbursements, Other Expenses and Total Fund Operating Expenses would be 3.75% and 4.25%, respectively. Chase has agreed voluntarily to waive fees payable to it and/or reimburse expenses for a period of at least one year commencing January 1, 1998 to the extent necessary to prevent Total Fund Operating Expenses for such period from exceeding the amount in the table.


                  Small Capitalization Fund Operating Expenses
                     For the Year Ended December 31, 1996


                                                                                             Pro Forma
                                                                                            -----------
                                                                            Fund Actual     Avesta Fund
                                                                            -----------     -----------

Annual Operating Expenses
 Management Fee (after waivers)  .......................................        1.00%*          .75%
 Other Expenses (after waivers and/or reimbursements) ..................         .00%*          .25%**
                                                                                ----           ----
Total Fund Operating Expenses (after waivers and/or reimbursements)  ...        1.00%*         1.00%**
                                                                                ====           ====

----------
 *Reflects current waiver and reimbursement arrangements to maintain Total Fund
  Operating Expenses at the level indicated in the table above. Absent such waivers and reimbursements, the Management Fee, Other Expenses and Total Fund Operating Expenses would be 1.15%, 0.22% and 1.37%, respectively.

**Reflects waivers and reimbursements to maintain Total Fund Operating Expenses at the level indicated in the table above. Absent such waivers and reimbursements, Other Expenses and Total Fund Operating Expenses would be 0.54% and 1.29%, respectively. Chase has agreed voluntarily to waive fees payable to it and/or reimburse expenses for a period of at least one year commencing January 1, 1998 to the extent necessary to prevent Total Fund Operating Expenses for such period from exceeding the amount in the table.

                      Core Equity Fund Operating Expenses
                     For the Year Ended December 31, 1996



                                                                                             Pro Forma
                                                                                            -----------
                                                                            Fund Actual     Avesta Fund
                                                                            -----------     -----------

Annual Operating Expenses
 Management Fee   ......................................................        1.00%           .75%
 Other Expenses (after waivers and/or reimbursements) ..................         .00%*          .25%**
                                                                                ----           ----
Total Fund Operating Expenses (after waivers and/or reimbursements)  ...        1.00%*         1.00%**
                                                                                ====           ====

----------
 *Reflects current reimbursement arrangements to maintain Total Fund Operating
  Expenses at the level indicated in the table above. Absent such reimbursements, Other Expenses and Total Fund Operating Expenses would be 0.14% and 1.14%, respectively.

**Reflects waivers and reimbursements to maintain Total Fund Operating Expenses at the level indicated in the table above. Absent such waivers and reimbursements, Other Expenses and Total Fund Operating Expenses would be 0.49% and 1.24%, respectively. Chase has agreed voluntarily to waive fees payable to it and/or reim-burse expenses for a period of at least one year commencing January 1, 1998 to the extent necessary to prevent Total Fund Operating Expenses for such period from exceeding the amount in the table.


Example. The following table shows the expenses that would be incurred on a $1,000 investment based upon payment of operating expenses at the levels set forth in the tables above, assuming 5% annual return.


                                                                          The AVESTA
                                                                         -----------
                              Portfolio                                     Trust       MFIT
----------------------------------------------------------------------   -----------   -----
Money Market Fund
1 Year ...............................................................      $  5       $  5
3 Years   ............................................................      $ 16       $ 16
5 Years   ............................................................      $ 28       $ 28
10 Years  ............................................................      $ 63       $ 63
Income Fund, Intermediate Term Bond Fund, Short-Intermediate Term U.S.
Government Securities Fund, U.S. Government Securities Fund

1 Year ...............................................................      $  8       $  8
3 Years   ............................................................      $ 24       $ 24
5 Years   ............................................................      $ 41       $ 41
10 Years  ............................................................      $ 93       $ 93
Equity Growth Fund, Equity Income Fund, Balanced Fund, Small
Capitalized Fund, Core Equity Fund
1 Year ...............................................................      $ 10       $ 10
3 Years   ............................................................      $ 32       $ 32
5 Years   ............................................................      $ 55       $ 55
10 Years  ............................................................      $122       $122


The table is provided to help you understand the expenses of investing in the Funds and the Avesta Funds and your share of the operating expenses that the Funds and the Avesta Funds incur. The example should not be considered a representation of past or future expenses or returns; actual expenses and returns may be greater or less than shown.


Distribution Procedures


Units of the Funds are purchased and redeemed at net asset value per Unit and are available for purchase only by (i) individual retirement trust accounts (including Simplified Employee Pension Programs and IRA Rollover Accounts) for which TCB or one of its affiliated banks serves as trustee and that are maintained in accordance with Section 408(a) of the Code and (ii) single or commingled pension or profit-sharing trusts, including corporate pension or profit-sharing trusts and pension or profit-sharing trusts benefiting one or more self-employed individuals (generally referred to as H.R. 10 or Keogh Plans) for which TCB or one of its affiliated banks serves as trustee and that are maintained in accordance with Section 401(a) of the Code (collectively, "Eligible Retirement Accounts"). The minimum initial investment requirement in the AVESTA Trust is $100,000 and the minimum initial investment for admission to any Fund is $100. Minimum subsequent investments are $100. Distributor will act as distributor of the Avesta Funds, and shares of the Avesta Funds will be purchased and redeemed at net asset value per share without a sales charge. Institutional Shares of the Avesta Funds may be purchased by shareholders who can meet the minimum initial investment requirement in any Avesta Fund of $100,000. There are no minimum subsequent investments. The Retail Shares of the Avesta Funds may be purchased by all other types of investors. The minimum initial investment requirement in Retail Shares in any Avesta Fund is $2,500, with a minimum subsequent investment of $100.

There are no distribution plans for the Funds and the Funds' assets are not used to pay any cost of distributing Units of the AVESTA Trust. TCB makes its customers aware, at TCB's expense, of the availability of Units of the AVESTA Trust as an investment option for Eligible Retirement Accounts. No Avesta Fund assets attributable to Institutional Shares will be used to pay distribution costs. However, each Avesta Fund intends to offer Retail Shares. Each Avesta Fund will adopt a plan of distribution under Rule 12b-1 under the 1940 Act. Pursuant to the 12b-1 plan, each Avesta Fund will be authorized to spend up to
 .25% annually of its average net assets attributable to Retail Shares as compensation to Distributor for distribution services.

Units in any Fund may be redeemed at any time without cost at the net asset value per Unit determined after receipt of an appropriate order. Units in any Fund may also be exchanged without cost for Units in any other Fund. Any exchange is based on the respective net asset values of the Units involved next determined after receipt by TCB of a Participating Trust's instructions for an exchange. Shares of the Avesta Funds may be redeemed and exchanged on similar terms.


Income, Capital Gain Distributions and Taxes

Any distributions made by the Money Market Fund are made daily to Participating Trusts of record at the end of the prior business day. No other Fund declares or pays dividends of net investment income. The Avesta Funds intend to distribute to their shareholders substantially all their respective net investment income. Dividends will be (i) declared and paid daily by the Avesta Money Market Fund,
(ii) declared daily and paid monthly by the Avesta Intermediate Term Bond Fund, Avesta Income Fund, Avesta Short-Intermediate Term U.S. Government Securities Fund and Avesta U.S. Government Securities Fund and (iii) declared and paid quarterly by the Avesta Balanced Fund, Avesta Equity Income Fund, Avesta Equity Growth Fund, Avesta Core Equity Fund and Avesta Small Capitalization Fund. Shareholders of the Avesta Funds will have the election of having distributions made in (i) additional shares of the Avesta Funds, (ii) cash or (iii) a combination thereof.

The AVESTA Trust has received from the Internal Revenue Service a determination that it qualifies as a "group trust" arrangement under Revenue Ruling 81-100 and is therefore exempt from income tax under Section 501(a) of the Code. Accordingly, the AVESTA Trust is not subject to federal income tax on taxable income which is distributed to Participating Trusts. Each Avesta Fund intends to elect and qualify as a regulated investment company under subchapter M of the Code and, as such, will not be subject to federal income tax to taxable income and capital gains which are distributed to shareholders on a timely basis.

Portfolio Transactions


For a description of the portfolio transaction and brokerage policies of MFIT, see Proposals 3(a) and (b). Under the New Advisory Agreement and Subadvisory Agreement, Chase and TCB will be subject to similar restrictions and policies as TCB in its capacity as Trustee.


APPROVAL OF THE SUPERVISORY COMMITTEE

In reviewing the proposed Conversion, the Supervisory Committee of the AVESTA Trust inquired into a number of matters and considered the following factors, among others:


  (1) The current asset size of the Funds and the possibility that investment in the Avesta Funds could provide an opportunity (i) for the Funds to diversify their investments to a greater extent than in the past, providing additional protection against adverse developments with respect to individual portfolio securities (such as defaults and decreases in value) and (ii) to achieve certain economies with respect to the Funds' operating expenses.

  (2) The agreement of Chase to waive fees or reimburse the Avesta Funds for expenses in excess of fixed expense caps, for a period of at least one year from the consummation of the Conversion. The Supervisory Committee also considered the fact that if this commitment were not in effect, at current asset levels, total operating expenses for the Avesta Funds would be higher than those for the corresponding Funds of the AVESTA Trust as a result of proposed changes to the Funds' expense structure.

  (3) The proposed operations of the Avesta Funds, including the fee structure and the services to be performed by Chase under the New Advisory Agreement and TCB under the Subadvisory Agreement, comparative management and advisory fee structures for funds with similar investment objectives, the administrative and custody services to be performed by Chase and the distribution services to be performed by Distributor and the possibility that Chase and TCB could benefit from the Conversion by increasing assets under management by attracting investors other than Eligible Retirement Accounts.

  (4) The terms and conditions of the Conversion Plan, including the agreement of Chase to pay the expenses of the Conversion.

After considering the Conversion at a meeting held on October 1, 1997, the Supervisory Committee of the AVESTA Trust approved the Conversion, subject to Participating Trust approval. The Supervisory Committee determined that the proposed new structure is in the best interests of the Participating Trusts and will not dilute the interests of the Participating Trusts. The Supervisory Committee further concluded that the Conversion places the Funds in a position to achieve potential additional economies of scale and portfolio management advantages by participation in the Avesta Funds, as described above. Accordingly, the Supervisory Committee concluded that, while the Conversion does not provide any immediate benefits to the Participating Trusts, and there can be no assurance that such benefits will be achieved in the future, the Conversion is in the best interests of the Participating Trusts.


DISSENTERS' RIGHTS OF APPRAISAL


Participating Trusts of the Funds who object to the Conversion will not be entitled to any "dissenters' rights" under Texas law. Accordingly, if the proposed Conversion is approved by the required vote of the outstanding Units of each of the Funds and the other conditions to the Closing are satisfied, it is anticipated that the transaction will be consummated effective December 31, 1997. Participating Trusts will be notified of the Conversion as soon as practicable thereafter.

Although there are no dissenters' rights available to Participating Trusts of the Funds, Participating Trusts will have the right to redeem their Units prior to the Closing. In addition, if a Participating Trust votes against the Conversion, yet the Conversion is approved, that Participating Trust should contact its TCB Trust Officer or Trust Administrator if it intends to redeem its investment in the AVESTA Trust prior to the Conversion (which is anticipated to occur on December 31, 1997). Unless a redemption request is received in time to process the request prior to the date of Conversion (approximately one week before the Conversion), such Participating Trust will automatically receive shares in the new Money Market, Income, Intermediate Term Bond, Equity Growth, Equity Income, Balanced, Short-Intermediate Term U.S. Government Securities, U.S. Government Securities, Small Capitalization and Core Equity Funds as appropriate. Of course, each of these Avesta Funds will continue to provide investors with the opportunity to redeem their investment on a daily basis after the Conversion. All other Participating Trusts of the Avesta Funds (including those which abstain or fail to return proxies or vote at the Meeting) will receive shares of the appropriate Avesta Funds.


VOTE REQUIRED


Approval of the Conversion requires the affirmative vote of the Participating Trusts holding a majority of each Fund's outstanding Units. The term "majority" means the vote of the lesser of (i) 67% of the Fund's outstanding Units present at the Meeting if the Participating Trusts holding more than 50% of the outstanding Units of such Fund are present in person or by proxy, or (ii) more than 50% of such Fund's outstanding Units. Approval of this Proposal is contingent upon approval of Proposals 2(a) and 3(a) and (b) by each Fund. If the requisite number of Participating Trusts of each Fund do not approve the proposed Conversion, or the Conversion is not consummated for any other reason, then the AVESTA Trust will continue its current operations.


                 2. MODIFICATION OF THE INVESTMENT OBJECTIVES,
                    POLICIES AND RESTRICTIONS OF THE FUNDS


At the Meeting of the Supervisory Committee of the AVESTA Trust held on October 1, 1997, the Committee, including each Committee member who is not an "interested person" within the meaning of the 1940 Act of the AVESTA Trust or TCB, on the recommendation of TCB, considered and unanimously approved, subject to approval by Participating Trusts, proposed changes to (i) the Funds' fundamental investment objectives, which shall be effective upon the Conversion, and (ii) certain of the Funds' fundamental and nonfundamental policies and restrictions, all of which shall be effective whether or not the Conversion occurs. While Participating Trusts will vote on the proposed changes to each Fund's objectives, policies and restrictions, to the extent that the Conversion occurs, the objectives, policies and restrictions of the Avesta Funds will be identical to those approved by the Participating Trusts.

As was discussed at the Meeting, TCB had undertaken an analysis of each Fund's current fundamental investment objectives, policies and restrictions and, where appropriate, had recommended that, subject to Participating Trust approval, certain changes should be adopted. Based on TCB's review and recommendations, the Supervisory Committee believes that changes should be implemented with respect to the investment objectives of each Fund to be effective upon the Conversion. The changes to the objectives are primarily designed to reflect the intention of the Funds to attract investors other than retirement accounts. The changes to the policies fall within the following three categories: (i) modifications of certain policies and restrictions, (ii) elimination of certain policies and restrictions and (iii) reclassification of certain policies and restrictions as nonfundamental policies and restrictions, which could thereafter be changed with the approval of the Supervisory Committee (or the Board of Trustees of MFIT following the Conversion) without a vote of Participating Trusts (or shareholders).

Based on the recommendations of TCB, the Supervisory Committee has approved the proposed changes to the investment restrictions and believes that they are in the best interests of the Funds for the following reasons:


 (i) Standardization--Some of the Funds' restrictions differ in form and substance from similar restrictions of similar mutual funds advised by Chase and TCB. Increased standardization could help promote operational efficiencies and facilitate the monitoring of portfolio compliance.

 (ii) Modernization--The Funds' restrictions are derived from restrictions which have been in effect, without changes, for a number of years. The Supervisory Committee, acting on TCB's recommendation, recommends that each Fund should modernize its restrictions, where appropriate, to conform to current regulation and authorize the use of currently available financial instruments and techniques. In addition, recent changes in regulation of mutual fund disclosure documents at the state level have effectively eliminated the need for certain fundamental restrictions.

 (iii) Clarification--Some of the Funds' restrictions contain ambiguities that, if interpreted in a narrow way, might prevent the Fund from following the intent of the restriction. Accordingly, the Supervisory Committee, acting on TCB's recommendation, recommends that the Funds change these restrictions, where appropriate, to eliminate any ambiguities.

 (iv) Flexibility--The Funds' restrictions are proposed to be changed so as to allow the Funds to respond to recent and future regulatory developments and changes in the financial markets. In addition, restrictions prohibiting certain transactions have been or may be changed or eliminated by a federal securities regulator. In order to give the Funds more flexibility in responding to regulatory and market developments, the Supervisory Committee, acting on TCB's recommendations, recommends changing, eliminating or reclassifying some of the restrictions described below.

In addition, the Supervisory Committee, based on representations from Chase and TCB, believes that the risks inherent in investing in each of the respective Funds should not change materially from those inherent at the present time under each Fund's current investment restrictions, since Chase and TCB have represented that none of the proposed changes is intended or anticipated to have an immediate impact on the day-to-day investment program utilized by a Fund.

The significance of an investment restriction being fundamental is that it may be changed only with the approval of Participating Trusts or shareholders, as the case may be. Except for any investment policies or restrictions which are specifically identified as fundamental, each Fund's investment policies and restrictions are nonfundamental.

Proposal 2(a) Changes in Fundamental Investment Objectives for Each Fund

Based on the recommendations of TCB, the Supervisory Committee has approved the proposed changes to the investment objective for each of the Funds. In the chart below, the current investment objective is set forth first in italics. In each case, it is proposed that the investment objective be restated to read as indicated below the current objective. In addition, a capsule summary of the reasons behind the proposed change is provided below the proposed objective. Participating Trusts of each Fund will be asked to approve the amendment to such Fund's investment objective.

Money Market Fund:

Current:       The Money Market Fund seeks to increase retirement assets by providing a high level of current income with equal emphasis on liquidity and stability of principal.

Proposed:      The Money Market Fund's objective is to provide maximum current income consistent with the preservation of capital and the maintenance of liquidity.

Explanation:   The amendment is intended to eliminate the reference to retirement assets and to standardize the objective with similar mutual funds advised by Chase and TCB.

Income Fund:

Current: The Income Fund seeks to increase retirement assets by investing in securities that earn a high level of current income with consideration also given to safety of principal.



Proposed:       The Income Fund's objective is to invest in securities that earn a high level of current income with consideration also given to safety of principal.

Explanation:    The amendment is intended to eliminate the reference to retirement assets.

Intermediate Term Bond Fund:

Current:        The Intermediate Term Bond Fund seeks to increase retirement assets primarily through current income, with consideration also given to stability of principal.

Proposed:       The Intermediate Term Bond Fund's objective is to provide current income, with consideration also given to stability of principal.

Explanation:    The amendment is intended to eliminate the reference to retirement assets.

Equity Growth Fund:

Current:        The Equity Growth Fund seeks to increase retirement assets primarily through capital appreciation. Current income is a secondary objective.

Proposed:       The Equity Growth Fund's primary objective is to provide capital appreciation. Current income is a secondary objective.

Explanation:    The amendment is intended to eliminate the reference to retirement assets.

Equity Income Fund:

Current:        The Equity Income Fund seeks to increase retirement assets through investments in securities that provide both capital appreciation as well as current income.

Proposed:       The Equity Income Fund's objective is to invest in securities that provide capital appreciation as well as current income.

Explanation:    The amendment is intended to eliminate the reference to retirement assets.

Balanced Fund:

Current:        The Balanced Fund seeks to increase retirement assets by investing in a combination of bonds and equity-based securities, which include common stocks and debt securities and preferred stocks that are convertible into common stocks, to provide a balance of current income and growth of capital.

Proposed:       The Balanced Fund's objective is to provide a balance of current income and growth of capital.

Explanation:    The amendment is intended to eliminate the references to (a)
                retirement assets and (b) the techniques which the Balanced Fund might employ. The Fund will have a nonfundamental policy that it will seek to meet its objective by investing in a combination of bonds and equity securities, which include common stocks and those debt securities and preferred stock that are convertible into common stock.

Short-Intermediate Term U.S. Government Securities Fund:

Current:        The Short-Intermediate Term U.S. Government Securities Fund seeks to increase retirement assets by providing as high a level of current income as is consistent with the preservation of capital.

Proposed:       The Short-Intermediate Term U.S. Government Securities Fund's objective is to provide as high a level of current income as is consistent with the preservation of capital.

Explanation:    The amendment is intended to eliminate the reference to retirement assets.

U.S. Government Securities Fund:

Current:        The U.S. Government Securities Fund seeks to increase retirement assets by providing current income with emphasis on the preservation of capital.



Proposed:         The U.S. Government Securities Fund's objective is to provide current income with emphasis on the preservation of capital.

Explanation:      The amendment is intended to eliminate the reference to retirement assets.

Small Capitalization Fund:

Current:          The Small Cap Fund seeks to increase retirement assets primarily through capital appreciation.

Proposed:         The Small Cap Fund's objective is to provide capital appreciation.

Explanation:      The amendment is intended to eliminate the reference to retirement assets.

Core Equity Fund

Current:          The Core Equity Fund seeks to increase retirement assets by maximizing total investment return through emphasis on long-term capital appreciation and current income consistent with reasonable risk.

Proposed:         The Core Equity Fund's objective is to maximize total
                  investment return through emphasis on long-term capital
                  appreciation and current income consistent with reasonable risk.

Explanation:      The amendment is intended to eliminate the reference to retirement assets.


Proposals 2(b)-2(p) Changes in Fundamental Investment Restrictions

In the chart below, the current investment restriction is set forth first in italics. In each case, it is proposed that the investment restriction be restated to read as indicated below the current restriction. In addition, a capsule summary of the reasons behind the proposed change is provided below the proposed restriction.

                                 Proposal 2(b)

Current: Each Fund may not invest more than 5% of its assets in any one issuer (except securities issued or guaranteed as to principal or interest by the United States Government, its agencies and instrumentalities) with respect to 75% of the assets of the Trust or purchase more than 10% of the outstanding voting securities of such issuer; for purposes of this limitation, identification of the "issuer" will be based on a determination of the source of assets and revenues committed to paying dividends or meeting interest and principal payments on each security.

Current: Each Fund may not purchase any securities that would cause more than 10% of the value of the Fund's total assets at the time of such purchase to be invested in the securities of one issuer, provided that there is no limitation with respect to investments in obligations issued or guaranteed by the United States Government, its agencies and instrumentalities or obligations of domestic branches of United States banks.

Proposed nonfundamental restriction: Each Fund may not, with respect to 75% of its assets, hold more than 10% of the outstanding voting securities of any issuer or invest more than 5% of its assets in the securities of any one issuer (other than obligations of the U.S. Government, its agencies and instrumentalities).


Explanation: The reclassification as nonfundamental and restatement of the first restriction stated above would standardize the restriction among the various funds managed by Chase and TCB. The restated restriction conforms to the current diversification requirements set forth in the 1940 Act. The second restriction above is an additional diversification restriction which is proposed to be eliminated.


                                 Proposal 2(c)

Current: Each Fund may not borrow money except for temporary emergency purposes and then only in an amount not exceeding 5% of the value of the total assets of the Fund, with respect to the Money Market Fund, the Income Fund, the Equity Growth Fund, the Equity Income Fund and the Balanced Fund, and 33 1/3% of the value of the total assets of the Fund with respect to the Short-Intermediate Term U.S. Government Securities Fund, the U.S. Government Securities Fund, the Intermediate Term Bond Fund, the Small Capitalization Fund and the Core Equity

Fund. Each Fund will repay all borrowings before making additional investments and interest paid on such borrowings will reduce income.


Current: Each Fund may not pledge, mortgage or hypothecate its assets to any extent greater than 10% of the value of the total assets of the Fund, with respect to the Money Market Fund, the Income Fund, the Equity Growth Fund, the Equity Income Fund and the Balanced Fund, and 33 1/3% of the value of the total assets of the Fund with respect to the Short-Intermediate Term U.S. Government Securities Fund, the U.S. Government Securities Fund, the Intermediate Term Bond Fund, the Small Capitalization Fund and the Core Equity Fund.


Proposed fundamental restriction: Each Fund may not borrow money, except that each Fund may borrow money for temporary or emergency purposes, or by engaging in reverse repurchase transactions, in an amount not exceeding 33 1/3% of the value of its total assets at the time when the loan is made and may pledge, mortgage or hypothecate no more than 1/3 of its net assets to secure such borrowings. Any borrowings representing more than 5% of a Fund's total assets must be repaid before the Fund may make additional investments.


Explanation: The proposed amendment clarifies and modernizes the restriction on borrowing. Borrowing may be necessary to address excessive or unanticipated liquidations by investors that exceed available cash. The proposed amendment would increase flexibility by permitting a Fund to make additional investments even if it had outstanding borrowings, provided that such borrowings represent 5% or less of the Fund's assets. With respect to the Money Market Fund, the Income Fund, the Equity Income Fund, the Equity Growth Fund and the Balanced Fund, the proposed amendment would increase permitted borrowing from 5% to 33 1/3% of total assets. The proposed amendment also would allow each Fund to enter into reverse repurchase agreements, subject to a limitation of 33 1/3% of a Fund's assets.


Reverse repurchase agreements involve the sale and simultaneous commitment to repurchase a portfolio security at an agreed-upon price and time. Each Fund may use this practice to generate cash for redemptions without selling securities during unfavorable market conditions. Whenever a Fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets on a daily basis in an amount at least equal to the repurchase price (including accrued interest). The Funds would be required to pay interest on amounts obtained through reverse repurchase agreements, which are considered borrowings under federal securities laws.


The proposed amendment also increases the percentage of assets that may be pledged, mortgaged or hypothecated by the Money Market Fund, the Income Fund, the Equity Income Fund, the Equity Growth Fund and the Balanced Fund from 10% to 33 1/3% of net assets and ties such activities to Fund borrowings. With respect to the remaining Funds, the proposed amendment conforms the language to that of similar mutual funds managed by Chase and TCB.


                                 Proposal 2(d)

Current: Each Fund may not issue senior securities.

Proposed fundamental restriction: Each Fund may not issue any senior security (as defined in the 1940 Act), except that (a) a Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) a Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and (c) subject to the restrictions set forth above, a Fund may borrow money as authorized by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to permissible options and futures transactions, including deposits of initial and variation margin, are not considered to be the issuance of a senior security.

Explanation: Under the 1940 Act, an open-end investment company (such as the AVESTA Trust) cannot issue senior securities except under very limited conditions. The proposed amendment eliminates the outright prohibition on issuing senior securities and would permit issuances of senior securities under some circumstances. The proposed amendment modernizes and standardizes the restriction among the various mutual funds managed by Chase and TCB. The proposed restriction excludes those issuances which are allowed by current regulatory interpretations and policies, and which are consistent with current investment marketplace practices. Therefore, the proposed fundamental restrictions will allow, for example, the following investments even though they may result in the issuance of senior securities: The Funds could, to the extent permitted by applicable law or exemptive order, (a) enter into commitments, including reverse repurchase agreements and delayed delivery and when-issued securities; (b) engage in transactions that may result in the issuance of a senior security; (c) engage in short sales of securities; (d) purchase and sell futures contracts and related options; (e) borrow money; and (f) issue multiple classes of securities in each case subject to any other applicable restrictions. The proposal also clarifies that collateral arrangements with respect to certain options and futures transactions would not be deemed senior securities.

                                 Proposal 2(e)

Current: Each Fund may not underwrite any issue of securities.

Proposed fundamental restriction: Each Fund may not underwrite securities issued by other persons except insofar as a Fund may technically be deemed to be an underwriter under the Securities Act of 1933 in selling a portfolio security.

Explanation: The proposed amendment is intended to clarify the basic limitation on underwriting securities, and would also exclude from the restriction those transactions that current regulatory interpretations and policies allow.

                                 Proposal 2(f)

Current: Each Fund may not purchase or sell real estate or real estate mortgage loans, but this shall not prevent investments in instruments secured by real estate or interests therein or in marketable securities of issuers that engage in real estate operations.

Proposed fundamental restriction: Each Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by a Fund in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded.


Explanation: The restatement of the restriction is intended to standardize the restriction among the various mutual funds managed by Chase and TCB. For purposes of proposed restriction 2(f), real estate includes Real Estate Limited Partnerships, which are limited partnerships principally engaged in the business of purchasing and selling real estate.


                                 Proposal 2(g)


Current: Each Fund may not make loans to other persons, except the Trust may make time or demand deposits with banks, provided that time deposits that mature in more than seven days do not exceed 10% of the value of the net assets of the Fund for whose account the Trust has made the time deposits. The Trust also may purchase bonds, debentures or similar obligations that are publicly distributed. Further, the Trust may loan to a bank, broker-dealer or other recognized financial institution portfolio securities not in excess of 10% of the value of the net assets of any Fund if collateral values are continuously maintained at no less than 100% by marking to market daily. The Trust may enter into repurchase agreements as long as repurchase agreements maturing in more than seven days do not exceed 10% of the value of the net assets of the Fund. Any investment in illiquid assets made pursuant to this subparagraph is subject to the restrictions of subparagraph (m).

Proposed fundamental restriction: Each Fund may not make loans, except that each Fund may: (i) purchase and hold debt instruments (including without limitation, bonds, notes, debentures or other obligations and certificates of deposit, bankers' acceptances and fixed time deposits) in accordance with its investment objectives and policies; (ii) enter into repurchase agreements with respect to portfolio securities; and (iii) lend portfolio securities with a value not in excess of one-third of the value of its total assets.

Explanation: The existing restriction combines limitations on engaging in various types of lending transactions with limitations in investing in illiquid assets, which are also currently covered by existing restriction (m). Under the proposal, restrictions on illiquid securities would be included in only one restriction. (See Proposal 2(m) below.)

The proposed amendment permits the Funds to invest in fixed income securities even if they are not "publicly distributed." This allows the Funds to have the flexibility to adapt to market developments such as the development of the market in Rule 144A securities, which were not available when the AVESTA Trust was originally organized. Rule 144A securities are restricted securities for which there may be a secondary market of qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933, as amended. Investments in fixed income securities which are not publicly distributed may entail additional risk as they may be less liquid than publicly distributed securities.

The proposed amendment is also intended to increase and clarify the basic limitation on securities lending, and would also permit those transactions that current regulatory interpretations and policies allow. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities, and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. These transactions must be fully collateralized at all times. These transactions involve some risk to an Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral or completing the transaction.


                                 Proposal 2(h)

Current: Each Fund may not purchase securities on margin or sell short.

Proposed nonfundamental restriction: Each Fund may not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of a Fund.

Explanation: The proposed change modernizes the restriction with respect to purchases on margin and short sales and provides more flexibility for the Funds. The reclassification as nonfundamental could enable the Funds to respond more quickly to changes in financial markets.

In a short sale, an investor sells a borrowed security and has a corresponding obligation to the lender to return the identical security. In an investment technique known as a short sale "against the box," which are the only short sales to be permitted, an investor sells securities short while owning the same securities in the same amount, or having the right to obtain equivalent securities.

                                 Proposal 2(i)

Current: Each Fund may not purchase or retain securities of an issuer if those members of the Supervisory Committee, each of whom owns more than 1/2 of 1% of such securities, together own more than 5% of the securities of such issuer.

It is proposed that this restriction be eliminated.

Explanation: The elimination of this restriction stems from the elimination of certain state regulatory requirements with respect to mutual fund disclosure documents.

                                 Proposal 2(j)

Current: Each Fund may not purchase or sell commodities or commodity contracts, except that any Fund may purchase or sell futures contracts on financial instruments, such as bank certificates of deposit and United States Treasury securities, foreign currencies and stock indexes and options on any such futures if such options are written by other persons and if (i) the futures or options are listed on a national securities or commodities exchange, (ii) the aggregate premiums paid on all such options that are held at any time do not exceed 20% of the total assets of that Fund and (iii) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the total assets of that Fund; provided, however, that the Short-Intermediate Term U.S. Government Securities Fund, the U.S. Government Securities Fund, the Intermediate Term Bond Fund, the Small Capitalization Fund and the Core Equity Fund are not subject to the limitations set forth in (i) and (iii).

Proposed fundamental restriction: Each Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments but this shall not prevent a Fund from (i) purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities or (ii) engaging in forward purchases or sales of foreign currencies or securities.


Explanation: The proposal modernizes the restriction and also standardizes it among the Funds as well as among mutual funds advised by Chase and TCB. The elimination of the percentage requirements with respect to aggregate premiums paid and aggregate margin deposits required stems from the elimination of certain state regulatory requirements with respect to mutual fund disclosure documents. The proposed amendment would remove the limitation imposed on the Money Market Fund, the Income Fund, the Equity Income Fund, the Equity Growth Fund and the Balanced Fund that all futures and options transactions be listed on national securities or commodities exchanges. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller. As such, over-the-counter options generally have much less market liquidity and carry the risk of default or nonperformance by the other party. The elimination is not intended to alter in any material way the manner in which the Funds utilize these investment techniques.


                                 Proposal 2(k)

Current: Each Fund may not acquire securities of any other investment company unless (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such issuer is owned by the Trust and all affiliated persons of the Trust; and (ii) the Trust has not offered or sold and is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public offering price that includes a sales load of more than 1 1/2%.

Proposed nonfundamental restriction: Except for each Fund's ability to achieve its investment objective by investing all of its investable assets in another investment company having substantially the same investment objective and policies as the Fund, each Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies.


Explanation: The proposed amendment to the restriction in other investment companies and its reclassification as nonfundamental are intended to modernize the restriction so as to allow the Funds to have the flexibility to invest in other investment companies to the extent permitted by the 1940 Act. The amendment would allow the Funds to adopt a master-feeder structure at some future date if Proposal 2(r) were adopted.


                                 Proposal 2(l)

Current: Each Fund may not invest in interests, or sell put, call, straddle or spread options or interests, in oil, gas or other mineral exploration or development programs.

Proposed nonfundamental restriction: Each Fund may not purchase or sell interests in oil, gas or mineral leases.


Explanation: The proposed amendment modernizes the restriction and standardizes the restriction to conform the language to that of similar mutual funds managed by Chase and TCB. The proposed reclassification of this restriction as nonfundamental would enable the Funds to adapt in the event that the permissible guidelines for such investments change at some time in the future. This would avoid the delay and expense involved in obtaining a unitholder vote.


                                 Proposal 2(m)

Current: Each Fund may not invest its assets in securities that are not readily marketable (including repurchase agreements maturing in more than seven days), debt securities for which there is no established market (including variable rate master demand notes for which there is no established market), and except as described below, securities of foreign issuers that are not listed on a recognized domestic or foreign securities exchange, and any other assets for which a readily available market does not exist at the time of the purchase or subsequent valuation, to any extent greater than 10% (15% with respect to the Short-Intermediate Term U.S. Government Securities Fund, the U.S. Government Securities Fund, the Intermediate Term Bond Fund, the Small Capitalization Fund and the Core Equity Fund) of the value of the net assets of the Fund. With respect to the Intermediate Term Bond Fund, the Small Capitalization Fund and the Core Equity Fund, the Fund's determination of whether securities of foreign issuers are subject to the foregoing limitation shall be based on whether the securities are "liquid" irrespective of whether the issue is listed on a recognized domestic or foreign securities exchange. If through the appreciation of illiquid assets, or the depreciation of liquid assets, the Fund has more than 10% (or 15% as applicable) of its net assets invested in illiquid assets, the Fund will reduce its holdings of illiquid assets to 10% (or 15% as applicable) or less of its net assets.

Proposed nonfundamental restriction: Each Fund may not invest more than 15% (10% with respect to the Money Market Fund) of its net assets in illiquid securities.


Explanation: The proposed amendment modernizes the restriction by permitting all non-money market Funds to invest in illiquid securities to the fullest extent permitted under current SEC interpretations. The proposed amendment would also standardize the restriction among the Funds as well as among investment companies advised by Chase and TCB and would remove certain interpretations of what may constitute illiquid securities. By doing this, each Fund would be subject to the same current interpretations, from time to time, of what constitutes an illiquid security under SEC releases and other relevant authority. The reclassification of this restriction as nonfundamental would enable the Funds to adapt in the event that the permissible guidelines for such investments change at some time in the future. This would avoid the delay and expense involved in obtaining a unitholder vote.

                                 Proposal 2(n)

Current: The investment in warrants, valued at the lower of cost or market, may not exceed 5.0% of the value of any Fund's net assets. Included within that amount, but not to exceed 2.0% of the value of any Fund's net assets, may be warrants that are not listed on the New York Stock Exchange or the American Stock Exchange. Warrants acquired by any Fund in units or attached to securities may be deemed to be without value.

It is proposed that this restriction be eliminated.

Explanation: The elimination of the restriction stems from the elimination of certain state regulatory requirements with respect to mutual fund disclosure documents.

                                 Proposal 2(o)

Current: Each Fund may not purchase any securities that would cause more than 25% of the value of its total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry, provided that there is no limitation with respect to investments in obligations issued or guaranteed by the United States Government, its agencies and instrumentalities or obligations of domestic branches of United States banks.

Proposed fundamental restriction: Each Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. Notwithstanding the foregoing, (i) with respect to a Fund's permissible futures and options transactions in U.S. Government securities, positions in such options and futures shall not be subject to this restriction and (ii) the Money Market Fund may invest more than 25% of their total assets in obligations issued by banks, including U.S. banks.


Explanation: The proposed amendment would clarify the restriction by excepting positions in futures and options transactions in U.S. Government securities and, with respect to the Money Market Fund, certain bank obligations backed by bank letters of credit or guarantees. As a result, the Money Market Fund would be able to invest more than 25% of its total assets in obligations issued by banks, including foreign branches of U.S. banks where the investment risk of investing in the foreign branch is the same as that of investing in the U.S. parent, in that the U.S. parent would be unconditionally liable in the event that the foreign branch failed to pay on its instruments for any reason. The proposed amendment would also standardize the restriction among mutual funds advised by Chase and TCB.


For purposes of proposed restriction 2(o), industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry are grouped together as an "industry." Proposed investment restriction 2(o), however, is not applicable to investments by a Fund in municipal obligations where the issuer is regarded as a state, city, municipality or other public authority since such entities are not members of an "industry." Supranational organizations are collectively considered to be members of a single "industry" for purposes of proposed restriction 2(o).

                                 Proposal 2(p)

Current: Each Fund may not invest in companies for the purpose of exercising control.

It is proposed that this restriction be eliminated.

Explanation: The elimination of the restriction stems from the elimination of certain state regulatory requirements with respect to mutual fund disclosure documents.

Proposal 2(q)-2(r) Changes in Fundamental Investment Policies

                                 Proposal 2(q)

Each Fund other than the Intermediate Term Bond Fund currently has a fundamental policy that it will not invest more than 30% of its assets in securities of foreign issuers. It is proposed that this policy be reclassified as non-fundamental and amended such that each Fund may invest up to 30% of its assets in foreign securities. It is proposed that this policy be reclassified as nonfundamental to provide the Funds with greater flexibility to react to market developments while avoiding the delay and expense associated with obtaining unitholder approval. However, no Fund has a present intention to invest more than 30% its assets in foreign securities.

                                 Proposal 2(r)

Introduction: Master/Feeder Fund Structure


At a meeting held on October 1, 1997, the Supervisory Committee considered and approved, subject to Participating Trust approval, the adoption of a new fundamental investment policy with respect to each Fund which would allow each Fund to convert to a Master/Feeder Structure. The Master/Feeder Fund Structure is an arrangement that allows several investment companies with different shareholder-related features or distribution channels, but having substantially the same investment objective, policies and restrictions, to combine their investments by investing all of their assets in the same portfolio instead of managing them separately, which may result in economies of scale.


There is no present intention to convert any Fund to a Master/Feeder Fund structure. In adopting this new fundamental investment policy, a Fund would be given the flexibility to convert to a Master/Feeder Fund Structure and pursue investment opportunities consistent with its investment objective with the approval of the Supervisory Committee, without the requirement of submitting such matter to a vote of unitholders, which is a time-consuming and expensive process. The Supervisory Committee will consider and evaluate specific proposals prior to the implementation of any conversion to a Master/Feeder Fund Structure. The AVESTA Trust prospectus and statement of additional information would be amended to reflect the implementation of a Fund's conversion to a Master/Feeder Fund Structure and its unitholders would be notified.

Under a Master/Feeder Fund Structure, a Fund will have the ability to invest all of its investable assets in another investment company (the "Master Portfolio") having substantially the same investment objectives and policies as the Fund in exchange for shares of beneficial interest in the Master Portfolio. This could mean that the only investment securities that will be held by a Fund will be the Fund's interest in the Master Portfolio. Each Master Portfolio will be a series of an investment company ("Master Trust"), as each Fund is a series of the AVESTA Trust.

Conversion to a Master/Feeder Fund Structure may serve to attract other collective investment vehicles with different shareholder servicing or distribution arrangements and with shareholders that would not have invested in a Fund. In this event, additional assets may allow for operating expenses to be spread over a larger asset base. In addition, a Master/Feeder Fund Structure may serve as an alternative for large, institutional investors in a Fund who may prefer to offer separate, proprietary investment vehicles and who otherwise might establish such vehicles outside of a Fund's current operational structure. Conversion to a Master/Feeder Fund Structure may allow a Fund to stabilize its expenses and achieve certain operational efficiencies. No assurance can be given, however, that the Master/Feeder Fund Structure will result in a Fund stabilizing its expenses or achieving greater operational efficiencies.

New Investment Policy

The Supervisory Committee has approved with respect to each Fund, subject to Participating Trust approval, the adoption of a new fundamental investment policy that would permit a Fund to convert to the Master/Feeder Fund Structure by investing all or a part of its assets in another appropriate investment fund. As discussed above under "Introduction: Master/Feeder Fund Structure," the purpose of this Proposal is to allow a Fund to enhance its flexibility and permit it to take advantage of potential efficiencies available through investment of all or a part of its assets in another investment company. At present, certain of the fundamental investment restrictions of each Fund, such as those limiting investment in a single issuer or concentration in an industry, may prevent it from investing all or a part of its assets in another registered investment company. The Supervisory Committee proposes that these restrictions be modified by adding the following fundamental investment policy:

 Notwithstanding any other investment policy or restriction, a Fund may seek to achieve its investment objective by investing all of its investable assets in another investment company having substantially the same investment objective and policies as the Fund.

A Fund's methods of operation and shareholder services would not be materially affected by its investment in a corresponding Master Portfolio, except that the assets of the Fund may be managed as part of a larger pool. If a

Fund invested all of its assets in a Master Portfolio, it would hold only beneficial interests in the Master Portfolio; the Master Portfolio would directly invest in individual securities of other issuers. The Fund would otherwise continue its normal operation. The Supervisory Committee would retain the right to withdraw a Fund's investment from its corresponding Master Portfolio at any time it determines that it would be in the best interest of unitholders; the Fund would then resume investing directly in individual securities of other issuers or invest in another Master Portfolio.

Additional Information Regarding Each Master Portfolio

Each Master Portfolio would be a series of a Master Trust which, like the Trust, would be an open-end management investment company under the 1940 Act. It is expected that the Master Trust would have one series to correspond to each series of the Trust that converts to the Master/Feeder Fund Structure. The investment objective and policies of each Master Portfolio would be substantially the same as those of the corresponding Fund; in seeking to achieve the same objective as the Fund, the Master Portfolio would invest in the same type of securities and engage in the same transactions permitted by the investment policies and restrictions of the corresponding Fund.

Chase or TCB would be the investment adviser of each Fund's corresponding Master Portfolio. Entities that currently perform services with respect to each Fund, such as administrative or custodial services, would perform substantially similar services for each Master Portfolio.

Each Master Portfolio normally would not hold meetings of investors except as required under the 1940 Act. As an investor in the Master Portfolio, a Fund would be entitled to vote in proportion to its relative interest in the Master Portfolio. As to any issue on which Fund unitholders vote, a Fund would vote its interest in the Master Portfolio in proportion to the votes cast by its unitholders. If there were other investors in the Master Portfolio, there could be no assurance that any issue that receives a majority of the votes cast by a Fund's unitholders would receive a majority of votes cast by all Master Portfolio interestholders.

Changing a fundamental policy of a Master Portfolio would require approval of the holders of a majority of interests in the Master Portfolio. The Board of Trustees of the Master Trust would have the ability to change nonfundamental policies without prior interestholder approval.

In addition to a vote to change a fundamental policy, examples of matters that would require approval of interestholders of the Master Trust include, subject to applicable statutory and regulatory requirements: the election of Trustees; approval of an investment advisory contract; certain amendments to the trust instrument of the Master Trust; a merger, consolidation or sale of substantially all of a Master Portfolio's assets; or any additional matters required or authorized by the trust instrument of the Master Trust or any registration statement of the Master Trust, or as the Trustees may consider desirable.

Generally, a Fund would hold a meeting of its unitholders to obtain instructions on how to vote its interest in the Master Portfolio when the Master Portfolio is conducting a meeting of its interestholders. However, subject to applicable statutory and regulatory requirements, a Fund would not seek instructions from its unitholders with respect to (i) any proposal relating to the Master Portfolio which, if made with respect to a Fund, would not require the vote of Fund unitholders, or (ii) any proposal relating to the Master Portfolio that is identical in all material respects to a proposal previously approved by the Fund's unitholders.


Examples of proposals with respect to a Master Portfolio that may not require the approval of unitholders of its corresponding Fund would include the following, subject to applicable statutory and regulatory requirements: (i) approval of an advisory agreement with Chase or TCB on terms that do not differ in any material respect from an advisory agreement then in effect with respect to that Fund; (ii) election of Trustees of the Master Trust who had previously been elected as Supervisory Committee members of the AVESTA Trust; and (iii) selection, or ratification of the selection of, a firm of independent certified public accountants that had previously been approved by unitholders of that Fund. Examples of matters that would be submitted to unitholders of a Master Portfolio's corresponding Fund would include the following: (i) approval of an advisory agreement with an investment adviser other than Chase or TCB, or one that provided for compensation in excess of the amount of compensation payable to Chase or TCB pursuant to the advisory agreement then in effect with respect to that Fund, (ii) election when required by the 1940 Act of Trustees of the Master Trust who had not previously been elected by unitholders as Supervisory Committee members of the AVESTA Trust; or (iii) selection of, or the ratification of the selection of, a firm of independent certified public accountants that had not previously been approved by the unitholders of the Fund. Any proposal submitted to holders in a Master Portfolio, and that is not required to be voted on by unitholders of that Master Portfolio's corresponding Fund, would nonetheless be voted on by the Supervisory Committee.

The Master Trust's operations would be governed by its trust instrument and applicable law. The operations of the Master Trust and the Master Portfolios, like those of the AVESTA Trust and the Funds, would be subject to the provisions of the 1940 Act and the rules and regulations of the SEC thereunder and applicable state securities laws.

Trustees and Officers of the Master Trust

The initial interestholders of the Master Trust would be expected to elect as Trustees of the Master Trust, the individuals serving as members of the Supervisory Committee of the AVESTA Trust. Subject to the provisions of its trust instrument, the business of the Master Trust would be supervised by its Trustees, who would serve indefinite terms and who would have all powers necessary or convenient to carry out their responsibilities. The Trustees of the Master Trust would elect officers of the Master Trust whom they deemed appropriate.

Tax Consequences of Investment in a Master Portfolio

The AVESTA Trust would apply for a ruling from the Internal Revenue Service ("IRS") or would obtain an opinion of tax counsel to the effect that its contribution of assets of a Fund to its corresponding Master Portfolio in exchange for an interest in that Master Portfolio would not result in the recognition of gain or loss to that Fund for federal income tax purposes.

It is intended that each Fund would qualify as a regulated investment company under Subchapter M of the Code. In each taxable year that a Fund so qualified, the Fund (but not its unitholders) would be relieved of Federal income tax on that part of its investment company taxable income and net capital gain that is distributed to its unitholders. Neither a Fund nor the Master Portfolio would be expected to be required to pay any Federal income or excise taxes. Distributions from a Fund, except for distributions from a Fund designated as long-term capital gain distributions, would continue to be taxable to its unitholders as ordinary income, whether received in cash or reinvested in Fund units.

VOTE REQUIRED

The proposed modifications have been approved by the Supervisory Committee in connection with its consideration of the Conversion for the reasons specified above and in Proposal 1. Approval of each modification of the investment objective, policies and restrictions with respect to a Fund requires the affirmative vote of the Participating Trusts holding a majority of such Fund's outstanding Units. The term "majority" means the vote of the lesser of (i) 67% of the Fund's outstanding Units present at the Meeting if the Participating Trusts holding more than 50% of the outstanding Units of such Fund are present in person or by proxy, or (ii) more than 50% of such Fund's outstanding Units.

Proposal 2(a) will not be effective unless the proposed Conversion of the Funds is completed. Approval of Proposals 2(b)-2(r) for each Fund is not contingent upon the approval of any of the other Proposals in this Proxy Statement.

                   3. APPROVAL OF THE NEW ADVISORY AGREEMENTS

      Proposal 3(a) Approval of Investment Advisory Agreement between MFIT and Chase Proposal 3(b) Approval of Sub-Investment Advisory Agreement
                             between Chase and TCB


The Avesta Funds are currently being organized for the purpose of continuing the investment operations of the Funds. Under Proposal 3(a), Participating Trusts are being asked to authorize each Fund, as the holder of one Institutional Share of its corresponding Avesta Fund immediately prior to the Conversion, to approve the proposed New Advisory Agreement of MFIT. In a separate vote, under Proposal 3(b), Participating Trusts are being asked to authorize each Fund, as the holder of one Institutional Share of its corresponding Avesta Fund immediately prior to the Conversion, to approve the proposed Subadvisory Agreement. As discussed above, upon the Conversion, the AVESTA Management Agreements will be terminated.

As noted above, the Funds are currently managed by TCB pursuant to three separate Management Agreements, dated as of (i) March 29, 1988, with respect to the Money Market Fund, Income Fund, Equity Growth Fund, Equity Income Fund and Balanced Fund, (ii) February 17, 1993, with respect to the Short-Intermediate Term U.S. Government Securities Fund, U.S. Government Securities Fund, Small Cap Fund and Core Equity Fund, and (iii) April 22, 1994, with respect to the Intermediate Term Bond Fund. The initial trustees of MFIT approved the New Advisory Agreement and the Subadvisory Agreement on October 1, 1997.

As discussed above, although TCB will continue to be responsible for the day-to-day management of the Avesta Funds after the Conversion, it is proposed that Chase serve as investment adviser to the Avesta Funds pursuant to the New Advisory Agreement between Chase and MFIT. In addition, it is proposed that Chase and TCB enter into the Subadvisory Agreement pursuant to which TCB will act as sub-investment adviser to the Avesta Funds. Therefore, in anticipation of the Conversion, Participating Trusts are being asked to authorize each Fund, as the holder of one Institutional Share of its corresponding Avesta Fund immediately prior to the Conversion, to approve the New Advisory Agreement and Subadvisory Agreement. Copies of the forms of New Advisory Agreement and Subadvisory Agreement are attached as Exhibits B-1 and B-2 hereto. This summary does not purport to be a complete description of the New Advisory Agreement or Subadvisory Agreement and is subject to the terms and conditions of the New Advisory Agreement and Subadvisory Agreement set forth in Exhibit B-1 and B-2.

DESCRIPTION OF CHASE


Chase is an indirect wholly-owned subsidiary of The Chase Manhattan Corporation, a registered bank holding company ("CMC"). Chase's principal executive offices are located at 270 Park Avenue, New York, New York 10017. Chase is a New York state chartered bank which provides commercial banking and trust services. As of June 30, 1997, Chase and certain of its affiliates provided investment management services with respect to assets of approximately $138 billion. CMC's principal executive offices are located at 270 Park Avenue, New York, New York 10017.


The services provided by Chase to the Avesta Funds will not be exclusive; Chase will be free to serve as manager for, and render investment advisory services to, others. Chase is currently the investment adviser for the investment companies set forth below:



                                                     Approximate       Investment
                                                   Net Assets as of   Advisory Fee
                                                   August 31, 1997    (annual rate)
                                                  ------------------ --------------
               Open-End Management                                     (as a % of
               Investment Companies                  (in millions)     net assets)
------------------------------------------------- ------------------ --------------

Mutual Fund Trust
 Vista Cash Management Fund .....................    $ 3,859.5       .10%
 Vista Prime Money Market Fund ..................    $ 1,852.2       .10%
Mutual Fund Group

 Vista Balanced Fund  ...........................         94.2       .45%*
 Vista Capital Growth Fund  .....................      1,317.8       .40%
 Vista Bond Fund   ..............................         25.5       .00%*
 Vista Equity Income Fund   .....................         49.8       .25%*
 Vista Growth and Income Fund  ..................      2,480.3       .40%
 Vista International Equity Fund  ...............         31.0       .00%*
 Vista Large Cap Equity Fund   ..................        127.0       .00%*
 Vista Short-Term Bond Fund .....................         44.9       .00%*
 Vista Small Cap Equity Fund   ..................        566.1       .65%
 Vista Small Cap Opportunities Fund  ............         50.0       .65%
 Vista U.S. Government Securities Fund  .........         59.4       .30%
Mutual Fund Select Group
 Vista Select Balanced Fund .....................        179.4       .50%
 Vista Select Bond Fund  ........................        499.0       .30%
 Vista Select Equity Income Fund  ...............        928.4       .40%
 Vista Select Intermediate Term Bond Fund  ......        311.4       .30%
 Vista Select International Equity Fund .........        255.6      1.00%
 Vista Select Large Cap Equity Fund  ............        185.3       .40%
 Vista Select Large Cap Growth Fund  ............        543.1       .40%
 Vista New Growth Opportunities Fund ............        113.6       .65%
 Vista Short-Term Bond Fund .....................         26.7       .25%
 Vista Select Small Cap Value Fund   ............        473.1       .65%
Mutual Fund Variable Annuity Trust
 Asset Allocation Portfolio .....................          6.3       .00%*
 Capital Growth Portfolio   .....................         12.3       .00%*
 Growth and Income Portfolio   ..................         15.0       .00%*
 International Equity Portfolio   ...............          5.4       .00%*
 Money Market Portfolio  ........................          4.8       .00%*


----------
*Reflects waiver arrangements for such funds' most recent fiscal years. Without such waivers, the Investment Advisory Fees for the Vista Balanced Fund, Vista Bond Fund, Vista Equity Income Fund, Vista International Equity Fund, Vista Large Cap Equity Fund, Vista Short-Term Bond Fund, Asset Allocation Portfolio, Capital Growth Portfolio, Growth and Income Portfolio, International Equity Portfolio and Money Market Portfolio would be .50%, .30%, .40%, 1.00%, .40%, .25%, .55%, .60%, .60%, .80% and .25%, respectively.


Certain information regarding the Directors and the principal executive officers of Chase is set forth below. Each Director of Chase is also a Director of CMC. The address of each such person is 270 Park Avenue, New York, New York 10017.


           Name                  Position with Chase                   Principal Occupation
--------------------------   ---------------------------   --------------------------------------------

Frank A. Bennack, Jr.        Director                      President and Chief Executive Officer,
                                                           The Hearst Corporation

Susan V. Berresford          Director                      President, The Ford Foundation

M. Anthony Burns             Director                      Chairman of the Board and Chief Executive
                                                           Officer, Ryder System, Inc.

H. Laurance Fuller           Director                      Chairman and Chief Executive Officer,
                                                           Amoco Corporation

Melvin R. Goodes             Director                      Chairman of the Board and Chief Executive
                                                           Officer, The Warner-Lambert Company

William H. Gray III          Director                      President and Chief Executive Officer,
                                                           The College Fund/UNCF

George V. Grune              Director                      Chairman, The Reader's Digest
                                                           Association, Inc.

William B. Harrison, Jr.     Vice Chairman of the Board

Harold S. Hook               Director                      Retired Chairman of the Board, American
                                                           General Corporation

Helen L. Kaplan              Director                      Of Counsel, Skadden, Arps, Slate, Meagher &
                                                           Flom

Thomas G. Labreque           President and Chief
                             Operating Officer and
                             Director

Henry B. Schacht             Director                      Chairman and Chief Executive Officer,
                                                           Lucent Technologies Inc.

Walter V. Shipley            Chairman of the Board and
                             Chief Executive Officer

Andrew C. Sigler             Director                      Retired Chairman of the Board and Chief
                                                           Executive Officer, Champion International
                                                           Corporation

John R. Stafford             Director                      Chairman, President and Chief Executive
                                                           Officer, American Home Products Corporation

Marina V. N. Whitman         Director                      Professor of Business Administration and
                                                           Public Policy, University of Michigan



DESCRIPTION OF TCB

TCB is an indirect wholly-owned subsidiary of CMC. TCB's principal executive offices are located at Texas Commerce Tower, Houston, Texas 77252. TCB is a national banking association which provides commercial banking and trust services. As of June 30, 1997, TCB and certain of its affiliates provided investment management services with respect to assets of approximately $19 billion.

The services provided by TCB to the Avesta Funds will not be exclusive; TCB will be free to serve as manager for, and render investment advisory services to, others. In addition to the Funds, TCB is currently the sub-adviser and day-to-day investment adviser for the investment companies set forth below:



                                                Approximate
                                              Net Assets as of     Investment Subadvisory Fee
                                               August 31, 1997            (annual rate)
           Open-End Management                ----------------     --------------------------
           Investment Companies                 (in millions)        (as a % of net assets)
------------------------------------------    ----------------     --------------------------

Mutual Fund Trust
 Vista Cash Management Fund   ............      $ 3,859.5               .05%
 Vista Tax Free Money Market Fund   ......          955.8               .05%


Certain information regarding the Directors and the principal executive officers of TCB is set forth below. The address of each such person is P.O. Box 2558, Houston, Texas 77252.



          Name                      Position with TCB                  Principal Occupation
-------------------------   ---------------------------------   ----------------------------------
John L. Adams               Director, Chairman and CEO

Elaine B. Agather           CEO, TCB-Fort Worth, Executive
                            Vice President

David W. Biegler            Director                            Chairman, President and CEO,
                                                                Texas Utilities

Robert W. Bishop            Executive Vice President

Alan R. Buckwalter, III     Director, Vice Chairman

H. Worth Burke              Executive Vice President

Martin S. Cox               President, TCB-Dallas

Dan S. Hallmark             Chairman and CEO TEC-Beaumont

Dennis R. Hendrix           Director                            Retired Chairman, PanEnergy Corp.

Harold S. Hook              Director                            Retired Chairman and CEO,
                                                                American General Corporation

Robert C. Hunter            Director, Vice Chairman

Ed Jones                    Chairman and CEO TCB-Midland

R. Bruce LaBoon             Director                            Managing Partner, Liddell, Sapp,
                                                                Zivley, Hill & LaBoon, L.L.P.

Shelaghmichael C. Lents     Executive Vice President

S. Todd Maclin              Chairman and CEO, TCB-Dallas

Al Martinez-Fonts           Chairman and CEO TCB-El Paso

Beverly H. McCaskill        Executive Vice President

Joe C. McKinney             Chairman and CEO TCB-San Antonio

Scott J. McLean             Executive Vice President

Randal B. McLelland         President and CEO, TCB-Rio Grande Valley

David L. Mendez             Executive Vice President

W. Merriman Morton          Chairman and CEO TCB-Austin

Cathy Nunnally              Executive Vice President

          Name                 Position with TCB         Principal Occupation
------------------------   -------------------------   -------------------------
Paul Poullard              Executive Vice President

Jeffrey B. Reitman         General Counsel

Edward N. Robinson         Executive Vice President

Ann V. Rogers              Executive Vice President

Marc J. Shapiro            Director                    Vice Chairman,
                                                       The Chase Manhattan Bank

Larry L. Shryock           Executive Vice President

Richard C. Summers         Executive Vice President

Kenneth L. Tilton          Executive Vice President

Harriet S. Wasserstrum     Executive Vice President

Gary K. Wright             Executive Vice President


Banking laws, including the Glass-Steagall Act as currently interpreted, prohibit bank holding companies and their affiliates from sponsoring, organizing, controlling, or distributing shares of, mutual funds, and generally prohibit banks from issuing, underwriting, selling or distributing securities. These laws do not prohibit banks or their affiliates from acting as investment adviser, administrator or custodian to mutual funds or from purchasing mutual fund shares as agent for a customer. Chase, TCB and MFIT believe that Chase and TCB (including their affiliates) may perform the services to be performed by it as described in this Proxy Statement without violating such laws. If future changes in these laws or interpretations required Chase or TCB to alter or discontinue any of these services, it is expected that the Board of Trustees of MFIT would recommend alternative arrangements and that investors would not suffer adverse financial consequences. State securities laws may differ from the interpretations of banking law described above and banks may be required to register as dealers pursuant to state law.

Approval of AVESTA Management Agreements


The Supervisory Committee of the AVESTA Trust, including a majority of the members who are not "interested persons" (as defined in the Investment Company
Act) of the Funds or the Trustee, most recently approved the AVESTA Management Agreements on February 13, 1997. The continuance of the AVESTA Management Agreement for the Money Market, Income, Equity Growth, Equity Income and Balanced Funds was last approved by unitholders on April 25, 1991. The AVESTA Management Agreement for the Short-Intermediate Term U.S. Government Securities Fund, U.S. Government Securities Fund, Small Capitalization Fund and Core Equity Fund was approved by their sole shareholders, prior to the commencement of the public offering of Units of such Funds, on March 1, 1993. The AVESTA Management Agreement for the Intermediate Term Bond Fund was approved by its sole shareholder, prior to the commencement of the public offering of Units of such Fund, on May 2, 1994.


THE NEW ADVISORY AGREEMENT AND THE AVESTA MANAGEMENT AGREEMENTS

The terms of the AVESTA Management Agreements differ significantly from the New Advisory Agreement. Set forth below is a description of the material provisions of each of the New Advisory Agreement and the AVESTA Management Agreement.

Services to be Performed

Under the New Advisory Agreement, Chase will be responsible for making decisions with respect to, and placing orders for, all purchases and sales of the portfolio securities of the Avesta Funds. Under the AVESTA Management Agreements, the Trustee as investment adviser currently manages the investment of the assets of each Fund. Chase's responsibilities under the New Advisory Agreement are similar to those of the Trustee under the AVESTA Management Agreements in that Chase would supervise the Funds' investments and maintains a continuous investment program, places purchase and sale orders and pays costs of certain clerical and administrative services involved in managing and servicing the Funds' investments and complying with regulatory reporting requirements. Subject to Participating Trust approval of the Subadvisory Agreement, Chase would delegate certain of these responsibilities to TCB. Accordingly, TCB would have similar responsibilities with respect to the actual day-to-day investment management of the Funds before and after the Conversion. Under both the New Advisory Agreement and the AVESTA Management Agreements, Chase and TCB, respectively, are obligated to furnish employees, office space and facilities required for operation of MFIT or the AVESTA Trust, as the case may be. However, reflecting the structure of the AVESTA Trust, under the AVESTA Management Agreements, the Trustee is also obligated to provide or arrange for the provision of custodial, administrative and account servicing functions, including preparation and distribution of communications to unitholders, accounting and recordkeeping. After the Conversion, Chase would provide administrative, and custody and accounting services to the Funds under separate contracts.

Expenses and Advisory Fees


The New Advisory Agreement provides that the Avesta Funds will pay Chase a monthly advisory fee based upon the net assets of the Avesta Funds, at the annual rate of .30% of net assets of the Avesta Money Market Fund, .50% of net assets of the Avesta Income Fund, .50% of net assets of the Avesta Intermediate Term Bond Fund, .75% of net assets of the Avesta Equity Growth Fund, .75% of net assets of the Avesta Equity Income Fund, .75% of net assets of the Avesta Balanced Fund, .50% of net assets of the Avesta Short-Intermediate Term U.S. Government Securities Fund, .50% of net assets of the Avesta U.S. Government Securities Fund, .75% of net assets of the Avesta Small Capitalization Fund and
 .75% of net assets of the Avesta Core Equity Fund. Chase may waive fees from time to time to assist the Avesta Funds in maintaining competitive yields or returns.


Under the AVESTA Management Agreements, the Funds pay the Trustee a management fee which serves as compensation for the bundle of services it provides. As discussed above, the Trustee is entitled to receive a monthly management fee (i) for its services with respect to the Money Market Fund, at an annual rate of
 .65% of the average daily net assets of the Money Market Fund; (ii) for its services with respect to the Income Fund, Equity Growth Fund, Equity Income Fund, Balanced Fund and Core Equity Fund, at an annual rate of 1.00% of the first $250,000,000 of the average daily net assets of each such Fund, .90% of the next $250,000,000 of such assets, and .80% of such assets in excess of $500,000,000; (iii) for its services with respect to the Short-Intermediate Term U.S. Government Securities Fund and Intermediate Term Bond Fund, at an annual rate of .75% of the first $250,000,000 of the average daily net assets of each such Fund, .65% of the next $250,000,000 of such assets, and .55% of such assets in excess of $500,000,000; (iv) for its services with respect to the U.S. Government Securities Fund, at an annual rate of .85% of the first $250,000,000 of the average daily net assets of each such Fund, .75% of the next $250,000,000 of such assets, and .65% of such assets in excess of $500,000,000; and (v) for its services with respect to the Small Capitalization Fund, at an annual rate of 1.15% of the first $250,000,000 of the average daily net assets of such Fund, 1.05% of the next $250,000,000 of such assets, and .95% of such assets in excess of $500,000,000.

Under the New Advisory Agreement, except as indicated above, each Avesta Fund would be responsible for its operating expenses including, but not limited to, taxes; interest; fees (including fees paid to its Trustees who are not affiliated with Chase, TCB or any of their affiliates); fees payable to the SEC; state securities qualification fees; association membership dues; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; advisory and administrative fees; charges of the custodian and transfer agent; insurance premiums; auditing and legal expenses; costs of shareholders' reports and shareholder meetings; any extraordinary expenses; and brokerage fees and commissions, if any, in connection with the purchase or sale of portfolio securities.


Under the terms of the AVESTA Management Agreements, Avesta is responsible for the same types of expenses as Chase under the New Advisory Agreement. In addition, however, under the AVESTA Management Agreements, the Trustee pays all marketing and advertising expenses of the AVESTA Trust. Expenses incurred by Chase or the Trustee in connection with acting as investment adviser include the costs of statistical and research data, other accounting, data processing, bookkeeping and internal auditing services, rendering periodic and special reports to the Board of Trustees or Supervisory Committee, and other costs associated with providing investment research and portfolio management. (See "Comparison of the AVESTA Trust and MFIT--Advisory and Administrative Services" and "--Expense Limitations" under Proposal 1.)

Pursuant to the AVESTA Management Agreements, TCB is contractually obligated to reimburse expenses of a particular Fund exclusive of the management fee until such Fund's asset are greater than or equal to $250,000,000. Expense reimbursements are currently in effect for all of the Funds. Under the New Advisory Agreement, Chase would not be contractually obligated to maintain Avesta Fund expenses at any particular level. However, as indicated under Proposal 1, Chase has voluntarily agreed to waive fees payable to it and/or reimburse expenses for a period of at least one year commencing January 1, 1998 to the extent necessary to prevent each Fund's Total Operating Expenses for such period from exceeding the amount of the management fee as set forth in the AVESTA Management Agreements. Chase would not be contractually obligated to maintain Avesta Fund expenses at any particular level beyond its initial one-year commitment. If Chase's commitment were not in effect, at current asset levels, Total Operating Expenses for the Avesta Funds would be higher than those for the corresponding Funds as a result of proposed changes to the Funds' expense structure. (See "Comparison of the AVESTA Trust and MFIT--Expense Limitations" under Proposal 1.)

The following table shows the actual management fee paid by each Fund to the Trustee under the AVESTA Management Agreements for the fiscal year ended December 31, 1996, a pro forma calculation of the management fee assuming the Conversion had been consummated and the difference between the actual amount and the pro forma calculation, expressed as a percentage of the actual amount. Under the AVESTA Management Agreements, the management fee received by TCB is compensation not only for advisory services, but also for administrative, custody and other services. Under the Avesta Funds' proposed expense structure, administrative, custody and other services are not included in the calculation of the management fee. The pro forma adjustment assumes that the average assets of the Avesta Funds during the year were the same as those of the Funds.




                                                                                               Difference as
                                                                                               Percentage of
                              Fund                                  Actual*      Pro Forma        Actual
Money Market Fund  .............................................   $449,833      $269,901         40.00%
Income Fund  ...................................................    405,352       270,240         33.33%
Intermediate Term Bond Fund    .................................     47,537        31,690         33.34%
Equity Growth Fund    ..........................................    509,223       384,165         24.56%
Equity Income Fund    ..........................................    594,351       444,683         25.18%
Balanced Fund   ................................................    219,535       164,648         25.00%
Short-Intermediate Term U.S. Government Securities Fund   ......    212,672       141,770         33.34%
U.S. Government Securities Fund   ..............................     20,595        13,730         33.33%
Small Capitalization Fund   ....................................    164,194       122,880         25.16%
Core Equity Fund   .............................................    265,417       199,065         25.00%

----------
*For the year ended December 31, 1996, the Trustee waived management fees for the Money Market, Income, U.S. Government Securities and Small Capitalization Funds of $134,952, $135,137, $2,757, and $24,219, respectively.


Subcontracting

Chase will be authorized by the New Advisory Agreement to employ or associate with such other persons or entities as it believes to be appropriate to assist it in the performance of its duties. Any such person is required to be compensated by Chase, not by MFIT, and to be approved by the shareholders of MFIT as required by the 1940 Act. Under the AVESTA Management Agreements, the Trustee may arrange for the performance of certain of its obligations by third parties, including investment advisers who are affiliated or unaffiliated. In order to provide fund accounting services to the AVESTA Trust, TCB has contracted for the use by its personnel of certain computer facilities. The expense of the use of these facilities are required to be paid by the AVESTA Trust.

Limitation on Liability

The New Advisory Agreement provides that Chase will not be liable for any error of judgment or mistake of law or for any act or omission or loss suffered by MFIT in connection with the performance of the New Advisory Agreement except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or from willful misfeasance, bad faith, or gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the Agreement. Chase would be as fully responsible to MFIT for the acts of any sub-adviser as it is for its own acts.

The AVESTA Management Agreements provide that the Trustee shall give the AVESTA Trust the benefit of its best judgment and effort in rendering services under the Agreements, but that the Trustee shall not be liable for any loss sustained by the AVESTA Trust by reason of the adoption of any investment policy or by the purchase, retention, sale or exchange of any investment. The AVESTA Management Agreements provide that the Trustee shall not be protected against liability by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Agreements.

Duration and Termination


The New Advisory Agreement will be in effect for a two-year period, unless sooner terminated, and will continue in effect from year to year thereafter with respect to an Avesta Fund only so long as such continuation is approved at least annually by (i) the Board of Trustees of MFIT or the vote of a "majority", as defined in the 1940 Act, of the outstanding voting securities of such Avesta Fund, and (ii) a majority of those Trustees who are neither parties to the New Advisory Agreement nor "interested persons", as defined in the 1940 Act, of any such party, acting in person at a meeting called for the purpose of voting on such approval. The New Advisory Agreement will terminate automatically in the event of its "assignment", as defined in the 1940 Act. In addition, the New Advisory Agreement is terminable at any time as to any Avesta Fund without penalty by the Board of Trustees of MFIT or by vote of the holders of a majority of such Avesta Fund's outstanding voting securities upon 60 days' written notice to Chase, and by Chase on 60 days' written notice to MFIT. The AVESTA Management Agreements have substantially similar provisions with respect to duration and termination.

THE SUBADVISORY AGREEMENT

The following description of the Subadvisory Agreement is qualified in its entirety by reference to the form of the Subadvisory Agreement attached hereto as Exhibit B-2.

The proposed arrangement between Chase and TCB under the Subadvisory Agreement permits Chase to delegate to TCB portfolio management duties relating to transactions in the securities held by such Avesta Funds. With respect to the day-to-day management of the Avesta Funds under the Subadvisory Agreement, TCB would make decisions concerning, and place all orders for, purchases and sales of securities and help maintain the records relating to such purchases and sales. TCB may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to the Trust under applicable laws and are under the common control of Chase; provided that (i) all persons, when providing services under the Subadvisory Agreement, are functioning as part of an organized group of persons, and (ii) such organized group of persons is managed at all times by authorized officers of TCB.

Chase and TCB would bear all expenses in connection with the performance of their respective services under the agreement.


As investment adviser, Chase would oversee the management of the Avesta Funds under the Subadvisory Agreement, and, subject to the general supervision of the Board of Trustees, would make recommendations and provide guidelines to TCB based on general economic trends and macroeconomic factors. Among the recommendations which may be provided by Chase to TCB would be guidelines and benchmarks against which the Avesta Funds would be managed. From the fee paid by the Avesta Funds under the New Advisory Agreement to Chase, Chase will bear responsibility for payment of sub-advisory fees to TCB. The Subadvisory Agreement provides that TCB is entitled to receive from Chase, out of its advisory fee, a monthly management fee based upon the net assets of the Avesta Funds, at the rate of .15% of net assets of the Avesta Money Market Fund, .25% of net assets of the Avesta Income Fund, .25% of net assets of the Avesta Intermediate Term Bond Fund, .375% of net assets of the Avesta Equity Growth Fund, .375% of net assets of the Avesta Equity Income Fund, .375% of net assets of the Avesta Balanced Fund, .25% of net assets of the Avesta Short-Intermediate Term U.S. Government Securities Fund, .25% of net assets of the Avesta U.S. Government Securities Fund, .375% of net assets of the Avesta Small Capitalization Fund, and .375% of net assets of the Avesta Core Equity Fund.

The Subadvisory Agreement will remain in effect for two years and will thereafter continue for successive one-year periods, provided that such continuation is specifically approved at least annually by the Board of Trustees of MFIT, or by the vote of a "majority of the outstanding voting securities" of the Avesta Funds under the Subadvisory Agreement as defined under the 1940 Act and, in either case, by a majority of the Trustees who are not interested persons of MFIT, Chase or TCB, by vote cast in person at a meeting called for such purposes. The Subadvisory Agreement is terminable at any time, without penalty, by vote of the Board of Trustees of MFIT, by Chase by the vote of "a majority of the outstanding voting securities" of the Avesta Funds under the Subadvisory Agreement, or by TCB, upon 60 days' written notice. The Subadvisory Agreement will terminate automatically in the event of its assignment, as defined under the 1940 Act.


In the event that both the New Advisory Agreement and the Subadvisory Agreement are not approved by shareholders of any Fund, neither the New Advisory Agreement nor the Subadvisory Agreement will be implemented for such Fund, the Conversion will not be consummated and the Supervisory Committee of the AVESTA Trust will consider the appropriate course of action.

EXPENSE LIMITATION


For a description of Chase's commitment to reimburse the Avesta Funds in order to limit the expenses of the Avesta Funds for at least one year commencing January 1, 1998, see "Pro Forma Expenses" under Proposal 1.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS


Chase, as the investment adviser to the Avesta Funds, will have responsibilities with respect to the Avesta Funds' portfolio transactions and brokerage arrangements, similar to those of the Trustee with respect to the AVESTA Trust pursuant to the Funds' policies and the AVESTA Management Agreements, subject to the overall authority of the Board of Trustees of MFIT. In addition, the Subadvisory Agreement will provide that TCB's responsibilities with respect to the Avesta Funds' portfolio transactions and brokerage arrangements will be equivalent to those of Chase under the New Advisory Agreement.

Under the New Advisory Agreement, Chase, subject to the general supervision of the Board of Trustees of MFIT, is initially responsible for the placement of orders for the purchase and sale of portfolio securities for each Avesta Fund with brokers and dealers selected by Chase, which may include brokers or dealers affiliated with Chase to the extent permitted by the 1940 Act and MFIT's policies and procedures applicable to the Avesta Funds. Chase will delegate this responsibility to TCB pursuant to the Subadvisory Agreement. Chase (or TCB) shall use its best efforts to seek to execute portfolio transactions at prices which, under the circumstances, result in total costs or proceeds being the most favorable to the Avesta Funds. In assessing the best overall terms available for any transaction, Chase (or TCB) shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, research services provided to Chase (or TCB), and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In no event shall Chase (or TCB) be under any duty to obtain the lowest commission or the best net price for any Avesta Fund on any particular transaction, nor shall Chase (or TCB) be under any duty to execute any order in a fashion either preferential to any Avesta Fund relative to other accounts managed by Chase (or TCB) or otherwise materially adverse to such other accounts.

In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to Chase (or TCB), the Avesta Funds and/or the other accounts over which Chase (or TCB) exercises investment discretion. Chase (or TCB) is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for an Avesta Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Chase (or TCB) determines in good faith that the total commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of Chase (or TCB) with respect to accounts over which it exercises investment discretion. Chase (or TCB) shall report to the Board of Trustees of MFIT regarding overall commissions paid by the Avesta Funds and their reasonableness in relation to the benefits to the Avesta Funds.

In executing portfolio transactions for an Avesta Fund, Chase (or TCB) may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be sold or purchased with those of other Avesta Funds or its other clients if, in Chase's (or TCB's) reasonable judgment, such aggregation (i) will result in an overall economic benefit to the Avesta Fund, taking into consideration the advantageous selling or purchase price, brokerage commission and other expenses, and trading requirements, and
(ii) is not inconsistent with the policies set forth in MFIT's registration statement and the Avesta Fund's Prospectus and Statement of Additional Information. In such event, Chase (or TCB) will allocate the securities so purchased or sold, and the expenses incurred in the transaction, in an equitable manner, consistent with its fiduciary obligations to the Avesta Fund and such other clients.

It is possible that certain of the brokerage and research services received will primarily benefit one or more other investment companies or other accounts for which Chase (or TCB) exercises investment discretion. Conversely, MFIT or any of its portfolios may be the primary beneficiary of the brokerage or research services received as a result of portfolio transactions effected for such other accounts or investment companies.


Evaluation by the Supervisory Committee


At a meeting held on October 1, 1997, the AVESTA Trust's Supervisory Committee, including the members who are not "interested persons" (as defined in the 1940
Act) of the AVESTA Trust, TCB, Chase, or their affiliates, approved the terms of the New Advisory Agreement and Subadvisory Agreement for each Fund and recommended that Participating Trusts of each Fund authorize each Fund, as the holder of one Institutional Share of its corresponding Avesta Fund immediately prior to the Conversion, to approve such agreements. The New Advisory Agreement and Subadvisory Agreement will become effective on date the Conversion is consummated.

In approving the New Advisory Agreement and Subadvisory Agreement and determining to submit them to Participating Trusts for their authorization for each Fund, as the holder of one Institutional Share of its corresponding Avesta Fund immediately prior to the Conversion, to approve the Agreements, the Supervisory Committee of the AVESTA Trust has determined that the New Advisory Agreement and Subadvisory Agreement will enable the Funds to obtain high-quality services at costs which it deems appropriate and reasonable and that approval of the New Advisory Agreement and Subadvisory Agreement is in the best interests of each Fund and its Participating Trusts. In connection with its review of the New Advisory Agreement and Subadvisory Agreement, the Supervisory Committee requested and reviewed, with the assistance of legal counsel, materials furnished by Chase and TCB.

In approving the New Advisory Agreement and Subadvisory Agreement, the Supervisory Committee focused primarily on the nature, quality and scope of the operations and advisory services to be provided by Chase and TCB to the Avesta Funds, which are expected to continue to be provided after the Conversion. (As discussed above, however, certain administrative and other non-advisory services which are currently provided by the Trustee under the AVESTA Management Agreements would be provided by other entities if the New Advisory Agreement is approved.) In connection with these primary considerations, comparisons were made between the New Advisory Agreement and Subadvisory Agreement, the AVESTA Management Agreements and similar arrangements for other investment companies, particularly with regard to levels of fees, and the benefits to Chase and TCB of their relationship with each Fund. In addition, the Supervisory Committee considered the commitment of Chase and TCB to maintain and enhance the services currently provided to the Funds by TCB. In connection with these considerations, the Supervisory Committee considered possible alternatives to approval of the New Advisory Agreement and Subadvisory Agreement.


Based upon its review of the above factors, the Supervisory Committee concluded that the New Advisory Agreement and Subadvisory Agreement are each in the best interests of each Fund and its Participating Trusts.

VOTE REQUIRED


The New Advisory Agreement and the Subadvisory Agreement have been approved by the Supervisory Committee in connection with its consideration of the Conversion, for the reasons specified above and in Proposal 1. Authorization for each of the Funds, as the holder of one Institutional Share of its corresponding Avesta Fund immediately prior to the Conversion, to approve the New Advisory Agreement and Subadvisory Agreement with respect to each Avesta Fund requires the affirmative vote of Participating Trusts holding a majority of the outstanding Units of each Fund corresponding to such Avesta Fund. The term "majority" means the vote of the lesser of (i) 67% of such Fund's outstanding Units present at the Meeting if Participating Trusts holding more than 50% of the outstanding Units of such Fund are present in person or by proxy, or (ii) more than 50% of such Fund's outstanding Units.


Consummation of the Conversion is conditioned upon approval of Proposals 3(a) and 3(b) by the Participating Trusts of all of the Funds. The effectiveness of the New Advisory Agreement and Subadvisory Agreement are contingent upon approval of Proposal 1.

                            4. ELECTION OF TRUSTEES


At the Meeting, Participating Trusts are being asked to authorize each Fund, as the holder of one Institutional Share of its corresponding Avesta Fund immediately prior to the Conversion, to elect the two nominees as Trustees of MFIT set forth below to hold office until their successors shall be elected and have qualified. Each nominee is currently a Trustee of MFIT. The Board of Trustees of MFIT also includes four additional Trustees who currently serve as members of the Supervisory Committee of the AVESTA Trust, each of whom has previously been elected by Participating Trusts to the Supervisory Committee of the AVESTA Trust. Because of certain bank regulatory requirements, Henry Lartigue, the current Chairman of the Supervisory Committee of the AVESTA Trust, is not currently eligible to serve as a Trustee of MFIT.


It is intended that the proxies will be voted for the authorization to elect the nominees named below, each of whom has consented to be named and have indicated their intent to serve if elected. If any nominee will be unavailable for any reason, the proxy holders named in the form of Proxy are expected to consult with the Supervisory Committee of the AVESTA Trust in determining how to vote the shares represented by them.

Set forth below as to each nominee for election is his or her name, age, principal occupation during the past five years and other directorships held in public companies. Neither nominee owns any Units in the Funds.

                                               Principal Occupation                      Units Owned Beneficially
 Name and Position    Age                      and Other Information                      and Per Cent of Class
-------------------   -----   -------------------------------------------------------   --------------------------
Sarah E. Jones*       46      President and Chief Operating Officer of Chase Mutual                 0
                              Funds Corp.; formerly Managing Director for the
                              Global Asset Management and Private Banking
                              Division of The Chase Manhattan Bank. Trustee,
                              Mutual Fund Group, Mutual Fund Trust, Mutual Fund
                              Select Group, Mutual Fund Select Trust, Mutual
                              Fund Variable Annuity Trust, Capital Growth
                              Portfolio, Growth and Income Portfolio and
                              International Equity Portfolio (collectively, the
                              "Vista Funds").

Fergus Reid, III      65      Chairman and Chief Executive Officer, Lumelite                        0
                              Corporation since September 1985. Chairman and
                              Trustee, the Vista Funds. Trustee, Morgan Stanley
                              Funds.

Set forth below are the current members of the Supervisory Committee of the AVESTA Trust who also have served as Trustees of MFIT since its initial organization.

                                                    Principal Occupation                      Units Owned Beneficially
   Name and Position      Age                      and Other Information                       and Per Cent of Class
-----------------------   -----   --------------------------------------------------------   -------------------------
Frank A. Liddell, Jr.     68      Retired; Of Counsel, Liddell, Sapp, Zivley, Hill &                See Note 1
                                  LaBoon. Member of AVESTA Trust Supervisory
                                  Committee since inception.

George E. McDavid         66      President, Houston Chronicle Publishing Company.                  See Note 1
                                  Member of AVESTA Trust Supervisory Committee
                                  since inception.

Kenneth L. Otto           66      Retired; formerly, Senior Vice President, Tenneco Inc.            See Note 1
                                  Member of AVESTA Trust Supervisory Committee
                                  since inception.

H. Michael Tyson          58      Retired; formerly Executive Vice President, TCB from              See Note 1
                                  1990 to 1995. Member of AVESTA Trust Supervisory
                                  Committee since inception.

----------
* Asterisk indicates Trustee that is an "interested person" (as defined in the 1940 Act).
1. As of April 21, 1997, Mr. Liddell owned 1.15% of the outstanding Units of the Short-Intermediate Term U.S. Government Securities Fund of the AVESTA Trust. The Supervisory Committee members and officers of the AVESTA Trust as a group owned less than 1% of each other Fund's Units, all of which were acquired for investment purposes.

The Supervisory Committee of the AVESTA Trust has no standing audit, nominating or compensation committees. During the fiscal year ended December 31, 1996, the Supervisory Committee met four times. Each member of the Supervisory Committee attended at least 75% of the aggregate number of meetings of the Supervisory Committee. No member of the Supervisory Committee served as a director (or the equivalent) of any other investment company for which TCB or an affiliate served as investment adviser.

Set forth below is information regarding compensation paid or accrued during the fiscal year ended December 31, 1996 for each member of the Supervisory Committee of the AVESTA Trust:


                                           Total Compensation
                                           from AVESTA Trust
                                           ------------------
Frank A. Liddell, Jr., Trustee   ......         $7,000
George E. McDavid, Trustee    .........          7,000
Kenneth L. Otto, Trustee   ............          7,000
H. Michael Tyson, Trustee  ............          7,000

Set forth below as to each executive officer of MFIT is his or her name, position with MFIT, principal occupation during the past five years, other directorships held in public companies and the number of shares of beneficial interest owned by him or her. Due to certain regulatory requirements, none of the officers of the AVESTA Trust will serve as officers of MFIT.


                                                       Principal Occupation                Shares Owned Beneficially
        Name and Position           Age                and Other Information                and Per Cent of Class
---------------------------------   -----   -------------------------------------------   --------------------------
Martin R. Dean                      33      Associate Director, Accounting Services,                  0
                                            BISYS Fund Services; formerly Senior
                                            Manager, KPMG Peat Marwick (1987-1994).

W. Anthony Turner                   36      Senior Vice President and Regional Client                 0
                                            Executive, BISYS Fund Services; formerly
                                            Senior Vice President, First Union
                                            Brokerage Services, Inc. and Senior Vice
                                            President, Nationsbank.

All Trustees, nominees and                                                                            0
officers as a group (8 persons)



TRANSACTIONS WITH AND REMUNERATION OF TRUSTEES AND OFFICERS

No compensation, direct or otherwise, other than through fees paid to Chase or TCB, will be payable by MFIT to any of its officers or Trustees who are affiliated with Chase or TCB (or any of their affiliates). Those Trustees who are not affiliated with Chase or TCB (or any of their affiliates) will be paid an annual fee of $5,000 plus $500 for each meeting of the Board of Trustees or any committee thereof that such Trustee attends, together with reimbursement for reasonable expenses incurred in attending such meetings.

TCB as Trustee, or an affiliate thereof, currently pays the compensation and expenses of the AVESTA Trust's officers. For its services, TCB is paid a fee, as described above under Proposal 1. All of the AVESTA Trust's officers are officers of the Trustee or of an affiliate of the Trustee and thus may be deemed to share indirectly in the fees paid to the Trustee.

Chase, TCB and their affiliates have had, and expect in the future to have, banking and other business transactions in the ordinary course of business with corporations of which those Trustees who are not "interested persons" of Chase or TCB are directors or officers. Any such transactions are made on substantially the same terms as those prevailing at the time for comparable transactions with other persons, including, where applicable, interest rates, collateral, fees and other charges, and do not involve more than the normal risk of collectability (in the case of loans) or present other unfavorable features.

VOTE REQUIRED


The authorization for the AVESTA Trust to elect each of the Nominees listed above requires the affirmative vote of Participating Trusts holding a majority of the outstanding Units of the AVESTA Trust. The term "majority" means the vote of the lesser of (i) 67% of the AVESTA Trust's outstanding Units present at the Meeting if Participating Trusts holding more than 50% of the outstanding Units of the AVESTA Trust are present in person or by proxy, or (ii) more than 50% of such Fund's outstanding Units.


                     NEXT MEETING OF PARTICIPATING TRUSTS

If the Conversion is not approved and a subsequent meeting of Participating Trusts is scheduled to be held, any Participating Trust wishing to submit a written proposal for consideration for inclusion in the proxy statement and form of proxy (i) should send its written proposal or proposals to: The AVESTA Trust, 26-TCBE-45, P.O. Box 2558, Houston, Texas 77252-8045, which proposal or proposals must be received by the AVESTA Trust in reasonable time prior to the meeting, as determined by the Supervisory Committee, and (ii) must satisfy all other legal requirements.

                                 OTHER MATTERS

At the time of the preparation of this Proxy Statement, management has not been informed of any matters that will be presented for action at the Meeting other than the proposals specifically set forth in the Notice of Meeting. If other matters are properly presented to the Meeting for action, it is intended that the persons named in the Proxy will vote or refrain from voting in accordance with their best judgment on such matters.


                                          By Order of the Supervisory Committee

                                          /s/ Thomas J. Press
                                          -------------------
                                          Thomas J. Press
                                          Secretary
October 20, 1997                          The AVESTA Trust

                                                                       EXHIBIT A

                       AGREEMENT AND PLAN OF CONVERSION

     This AGREEMENT AND PLAN OF Conversion (the "Agreement") is made as of this th day of , 1997 by and among Texas Commerce Bank National Association, as trustee (the "Trustee") of the AVESTA Trust ("AVESTA Trust"), a collective investment trust organized under the laws of the State of Texas consisting of multiple investment portfolios including the Money Market Fund, the Income Fund, the Intermediate Term Bond Fund, the Equity Growth Fund, the Equity Income Fund, the Balanced Fund, the Short-Intermediate Term U.S. Government Securities Fund, the U.S. Government Securities Fund, the Small Capitalization Fund and the Core Equity Fund (collectively, the "Funds") and Mutual Fund Investment Trust ("MFIT"), a Massachusetts business trust consisting of multiple investment portfolios including the Money Market Fund, the Income Fund, the Intermediate Term Bond Fund, the Equity Growth Fund, the Equity Income Fund, the Balanced Fund, the Short-Intermediate Term U.S. Government Securities Fund, the U.S. Government Securities Fund, the Small Capitalization Fund and the Core Equity Fund (collectively, the "Avesta Funds").

     WHEREAS, the parties desire that all the assets of each of the Money Market, Income, Intermediate Term Bond, Equity Growth, Equity Income, Balanced, Short-Intermediate Term U.S. Government Securities, U.S. Government Securities, Small Capitalization and Core Equity Funds of the AVESTA Trust be transferred to, and acquired by, its corresponding Avesta Fund as stated herein in exchange for Institutional Shares of such Avesta Fund, which shall thereafter be distributed by AVESTA Trust to its unitholders as described in this Agreement; and

     WHEREAS, the parties intend that the Avesta Funds will have nominal assets and liabilities before the transactions described above (the "Conversion") and will continue the historic business and investment operations of the Funds thereafter, and that in this regard certain additional actions shall be taken as described in this Agreement; and

     WHEREAS, the parties intend that in connection with the Conversion AVESTA Trust shall be terminated and deregistered as described in this Agreement;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and subject to the terms and conditions thereof, the parties hereto, intending to be legally bound, agree as follows:

   1. Sales and Transfers of Assets.

     (a) At the Effective Time (as defined in Section 9 of this Agreement), all property of every description, and all interests, rights, privileges and powers of each of the Funds (the "Assets") shall be transferred and conveyed by each Fund to its corresponding Avesta Fund and shall be accepted by its corresponding Avesta Fund, such that at and after the Effective Time, all assets of each Fund shall become and be the assets of its corresponding Avesta Fund.

     (b) In exchange for the transfer of the Assets from the following Funds, each such Fund shall be entitled to have simultaneously issued to it by MFIT at the Effective Time full and fractional Institutional Shares (to the third decimal place) of the following Avesta Funds (the "Institutional Shares"), which Institutional Shares be accepted by such Funds and shall represent all of the outstanding shares of such Avesta Funds: (i) to the AVESTA Trust Money Market Fund series, Institutional Shares of the Avesta Money Market Fund, (ii) to the AVESTA Trust Income Fund series, Institutional Shares of the Avesta Income Fund,
(iii) to the AVESTA Trust Intermediate Term Bond Fund series, Institutional Shares of the Avesta Intermediate Term Bond Fund, (iv) to the AVESTA Trust Equity Growth Fund series, Institutional Shares of the Avesta Equity Growth Fund, (v) to the AVESTA Trust Equity Income Fund series, Institutional Shares of the Avesta Equity Income Fund, (vi) to the AVESTA Trust Balanced Fund series, Institutional Shares of the Avesta Balanced Fund, (vii) to the AVESTA Trust Short-Intermediate Term U.S. Government Securities Fund series, Institutional Shares of the Avesta Short-Intermediate Term U.S. Government Securities Fund,
(viii) to the AVESTA Trust U.S. Government Securities Fund series, Institutional Shares of the Avesta U.S. Government Securities Fund, (ix) to the AVESTA Trust Small Capitalization Fund series, Institutional Shares of the Avesta Small Capitalization Fund, and (x) to the AVESTA Trust Core Equity Fund, Institutional Shares of the Avesta Core Equity Fund.

     Such Institutional Shares shall be issued subject to assumption by each Avesta Fund of all liabilities and obligations of its corresponding Fund (the "Liabilities"), whether accrued, absolute, contingent or otherwise, which liabilities shall include, without limitation, all obligations of each of the Funds to indemnify AVESTA Trust's Supervisory Committee and officers acting in their capacity or capacities as such to the fullest extent permitted by law and AVESTA Trust's Declaration of Trust as in effect on the date hereof, such that at and after such issuance and assumption all debts, liabilities, obligations and duties of each of the Funds shall become the debts, liabilities, obligations and duties of the corresponding Avesta Fund and may thenceforth be enforced against such Avesta Fund as if the same had been incurred by it, and at and after such time the liabilities of each Fund shall be enforceable against and be limited to the corresponding Avesta Fund and no other person: (i) the liabilities of the AVESTA Trust Money Market Fund series shall be transferred to and assumed by the Avesta Money Market Fund, (ii) the liabilities of the AVESTA Trust Income Fund series shall be transferred to and assumed by the Avesta Income Fund, (iii) the liabilities of the AVESTA Trust Intermediate Term Bond Fund series shall be transferred to and assumed by the Avesta Intermediate Term Bond Fund, (iv) the liabilities of the AVESTA Trust Equity Growth Fund series shall be transferred to and assumed by the Avesta Equity Growth Fund, (v) the liabilities of the AVESTA Trust Equity Income fund series shall be transferred to and assumed by the Avesta Equity Income Fund, (vi) the liabilities of the AVESTA Trust Balanced Fund series shall be transferred to and assumed by the Avesta Balanced Fund,
(vii) the liabilities of the AVESTA Trust Short-Intermediate Term U.S. Government Securities Fund series shall be transferred to and assumed by the Avesta Short-Intermediate Term U.S. Government Securities Fund, (viii) the liabilities of the AVESTA Trust U.S. Government Securities Fund series shall be transferred to and assumed by the Avesta U.S. Government Securities Fund, (ix) the liabilities of the AVESTA Trust Small Capitalization Fund series shall be transferred to and assumed by the Avesta Small Capitalization Fund, and (x) the liabilities of the AVESTA Trust Core Equity Fund series shall be transferred to and assumed by the Avesta Core Equity Fund.

   2. Liquidating Distributions of AVESTA Trust.

     (a) At the Effective Time, the Trustee shall liquidate and distribute pro rata to the holders of the Units of record of each Fund (the "Record Holders") as of the close of business on the date of the Effective Time the shares of the Fund's corresponding Avesta Fund which such Fund will receive from MFIT pursuant to Section 1 of this Agreement. Each Record Holder of a Fund shall be credited with a number of full and fractional shares of the Fund's corresponding Avesta Fund that are issued by MFIT to such Fund in connection with the Conversion, which number shall be equal in value to the value of the proportionate share of the total number of the Units of such Fund held by such Record Holder immediately prior to the Effective Time. In addition, each Record Holder shall have the right to receive any unpaid dividends or other distributions declared prior to the Effective Time with respect to the Units held by the Record Holder at the Effective Time.

     (b) In accordance with instructions it receives from AVESTA Trust, MFIT shall record on its books the ownership of Institutional Shares by the Record Holders of the Funds.

     (c) All the issued and outstanding Units representing interests in AVESTA Trust shall be cancelled on the books of AVESTA Trust and AVESTA Trust's transfer books shall be closed permanently immediately after the Effective Time. Exchange or redemption requests received after that time with respect to the Funds shall be treated as requests for the exchange or redemption of shares of the respective Avesta Funds to be distributed to its shareholders. No Units shall be issued by AVESTA Trust after the Effective Time.

   3. Termination of AVESTA Trust.

     (a) As soon as practicable after the Effective Time, AVESTA Trust shall be terminated pursuant to applicable Texas law and federal regulations, such that:
(i) its affairs are immediately wound up, its contracts discharged and its business liquidated; and (ii) an instrument in writing setting forth the fact of such termination is executed and lodged among the records of AVESTA Trust by an appropriate officer of AVESTA Trust.

     (b) As promptly as practicable after the Effective Time, the Trustee shall file an application pursuant to Section 8(f) of the 1940 Act for an order declaring that AVESTA Trust has ceased to be an investment company.

     4. Certain Representations, Warranties and Agreements Regarding AVESTA Trust. The Trustee, on behalf of AVESTA Trust and the Funds, represents and warrants to, and agrees with, the other parties as follows (said representations, warranties and agreements being made solely on behalf of each
Fund):

     (a) AVESTA Trust is a trust duly created and validly existing under the laws of the State of Texas.

     (b) This Agreement has been duly authorized, executed and delivered by the Trustee on behalf of AVESTA Trust and, subject to the approvals of the holders of Units of each Fund (the "Participating Trusts") pursuant to Section 6 of this Agreement, represents a valid and binding contract, enforceable against the assets of AVESTA Trust in accordance with its terms. The execution and delivery of this Agreement does not, and, subject to the approvals of Participating Trusts pursuant to Section 6 of this Agreement, the consummation of the transactions contemplated by this Agreement will not, violate AVESTA Trust's Amended and Restated Declaration of Trust, any agreement or arrangement to which it is a party or by which it is bound, or any order or decree to which it is subject.

     (c) AVESTA Trust is duly registered under the 1940 Act as an open-end management investment company and such registration has not been revoked or rescinded and is in full force and effect.

     (d) To the Trustee's best knowledge, there are no material legal, administrative or other proceedings pending or threatened against AVESTA Trust or the Funds which could result in liability on the part of the Funds.

     (e) At the Effective Time, subject only to the delivery of the Assets as contemplated by this Agreement, the Avesta Funds will acquire the Assets free and clear of all liens, pledges, security interests, charges or other encumbrances of any nature whatsoever and without any restrictions upon the transfer thereof, except such liabilities as have been imposed by federal or state securities laws.

     (f) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by AVESTA Trust of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended ("1933 Act"), the Securities Exchange Act of 1934, as amended ("1934 Act") or the 1940 Act, and the rules and regulations thereunder, or state securities laws.

     (g) Insofar as the following relate to AVESTA Trust, the proxy materials of AVESTA Trust filed with the SEC pursuant to Section 14(a) of the 1934 Act and
Section 20(a) of the 1940 Act with respect to the transactions contemplated by this Agreement, and any supple-ment or amendment thereto or the documents appended thereto (the "Proxy Materials"), on the mailing date of the Proxy Materials, at the time of the Participating Trusts' meeting to be held pursuant to Section 6 of this Agreement and at the Effective Time shall not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, that the representations and warranties made by AVESTA Trust in this subsection shall not apply to statements in or omissions from the Proxy Materials made in reliance upon and in conformity with information furnished by MFIT for use therein as provided in Section 8 of this Agreement.

     (h) No Institutional Share to which AVESTA Trust is entitled or which is to be received by AVESTA Trust in the transactions contemplated herein shall be sold or otherwise disposed of by AVESTA Trust, except as contemplated herein.

     5. Certain Representations, Warranties and Agreements of MFIT. MFIT, on behalf of itself and the Avesta Funds, represents and warrants to, and agrees with, the other parties as follows (said representations, warranties and agreements being made solely on behalf of each Avesta Fund):

     (a) MFIT is a business trust duly organized, validly existing and in good standing under laws of the State of Massachusetts.

     (b) This Agreement has been duly authorized, executed and delivered by MFIT, and represents a valid and binding contract, enforceable against MFIT in accordance with its terms. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated by this Agreement will not, violate its Declaration of Trust or By-laws, any agreement or arrangement to which it is a party or by which it is bound, or any order or decree to which it is subject.

     (c) At the Effective Time, MFIT will be duly registered under the 1940 Act as an open-end management investment company and such registration will not have been revoked or rescinded and will be in full force and effect.

     (d) The Avesta Funds intend to qualify as regulated investment companies under Part I of Subchapter M of Subtitle A, Chapter I of the Internal Revenue Code of 1986, as amended (the "Code") after the Effective Time.

     (e) To MFIT's best knowledge, there are no material legal, administrative or other proceedings pending or threatened against MFIT or the Avesta Funds which could result in liability on the part of the Avesta Funds.

     (f) At the Effective Time, subject only to the delivery of the Institutional Shares as contemplated by this Agreement and the initial issuance of shares, such shares will be the only outstanding shares of MFIT, all of which will be duly authorized, validly issued, fully paid and nonassessable; no shareholder of MFIT has any preemptive right to subscription or purchase in respect thereof; and AVESTA Trust will acquire the Institutional Shares free and clear of all liens, pledges, security interests, charges or other encumbrances of any nature whatsoever and without any restrictions upon the transfer thereof (except as set forth in Section 4(h) hereof).

     (g) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by MFIT of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, or the 1940 Act, the rules and regulations thereunder, or state securities laws.

     (h) The information provided by MFIT for inclusion in the Proxy Materials shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; in the event that MFIT becomes aware of any such untrue statement or omission, MFIT shall promptly notify AVESTA Trust of such untrue statement or omission.

     (i) As of the Effective Time, the Institutional Shares will be duly qualified for offering to the public in all states of the United States in which such qualification is required or an exemption to such requirement shall have been obtained.

   6. Meeting of AVESTA Trust's Participating Trusts.

     (a) AVESTA Trust shall call a meeting of its Participating Trusts, as soon as practicable after the clearance date of the proxy solicitation materials to be prepared and filed pursuant to Section 7 of this Agreement, for the purpose of considering and voting upon:

     (i) Approval of this Agreement and the transactions contemplated hereby, including (A) the transfer of the Assets to the Avesta Funds by AVESTA Trust in exchange for which AVESTA Trust shall be entitled to have issued to it by MFIT Institutional Shares and (B) the liquidation of AVESTA Trust through the distributions to its Participating Trusts described in this Agreement.

     (ii) Approval of certain modifications to the investment objectives, policies and restrictions of each of the Funds.

     (iii) Authorization of the Funds, as the sole shareholders of the Avesta Funds immediately prior to the Conversion, to approve (i) an Investment Advisory Agreement between MFIT and The Chase Manhattan Bank ("Chase") and
     (ii) a Subadvisory Agreement between Chase and Texas Commerce Bank National Association ("TCB"), in substantially the forms attached to AVESTA Trust's definitive proxy statement with respect to such shareholders meeting.

     (iv) Authorization of the Funds, as the sole shareholders of the Avesta Funds immediately prior to the Conversion, to elect two persons chosen by MFIT to the Board of Trustees of MFIT.

     (v) Such other matters as may be determined by the Supervisory Committee of AVESTA Trust and the Board of Trustees of MFIT.

     (b) Consummation of the Conversion is contingent upon approval by the appropriate Participating Trusts of each of the matters set forth in Section 6(a)(i) and 6(a)(iii) and the approval of changes in the investment objectives set forth in Section 6(a)(ii) of this Agreement.

     7. Proxy Solicitation Materials. AVESTA Trust shall file Proxy Materials with the SEC relating to the matters described in Section 6 as promptly as practicable. MFIT and AVESTA Trust have cooperated and shall continue to cooperate with each other, and each has furnished and shall continue to furnish the others with the information relating to itself that is required by the 1933 Act, the 1934 Act, the 1940 Act, the rules and regulations under each of such Acts and state securities laws, to be included in the Proxy Materials.

     8. Amendment to Registration Statement.

     (a) AVESTA Trust shall file with the SEC as promptly as practicable a post-effective amendment to its registration statement on Form N-1A reflecting the proposed modifications of its investment restrictions and shall use its best efforts to ensure that the SEC will declare effective such amendment immediately prior to the Effective Time.

     (b) MFIT shall file with the SEC, as promptly as practicable, a registration statement on Form N-1A pursuant to Rule 414 under the 1933 Act and 1940 Act adopting AVESTA Trust's registration statement on Form N-1A as amended, and shall use its best efforts to ensure that the SEC will declare effective such registration statement immediately prior to the Effective Time.

     9. Effective Time of the Conversion. Delivery of the Assets and the Avesta Institutional Shares to be issued pursuant to Section 1 of this Agreement, and the liquidation and termination of AVESTA Trust, shall occur at a.m., at the offices of AVESTA Trust on December 31, 1997, or at such other place, time and date as may be agreed to by the Supervisory Committee of the AVESTA Trust or Board of Trustees of MFIT. The date and time at which such actions are taken are referred to herein as the "Effective Time." To the extent any Assets are, for any reason, not transferred at the Effective Time, the Trustee shall cause such Assets to be transferred in accordance with this Agreement at the earliest practicable date thereafter.

     10. Conditions Precedent of MFIT. The obligations of MFIT to consummate the transactions contemplated hereby shall be subject to the following conditions precedent:

     (a) MFIT shall have received at the Effective Time a certificate of the Principal Executive Officer or President and the Treasurer of AVESTA Trust dated as of the Effective Time to the effect set forth in Sections 12(b) and 12(c) of this Agreement with respect to AVESTA Trust.


     (b) The Assets to be transferred to the Avesta Funds under this Agreement shall include no assets which the Avesta Funds may not properly acquire pursuant to their respective investment limitations or objectives or may not otherwise lawfully acquire, unless MFIT shall have received a written list of such assets that are to be so transferred at least ten business days before the Effective Date and MFIT fails to deliver to the Trustee an objection in writing to such assets at least five business days before the Effective Date.

     (c) The Trustee shall have paid all of the then remaining unamortized organizational expenses of AVESTA Trust reflected on its books and records, except those expenses that are carried forward to, and assumed by, MFIT in accordance with generally accepted accounting principles and the policies of the SEC.

     (d) The Trustee shall have furnished MFIT with a statement of Assets, with values determined in accordance with the current policies and practices of AVESTA Trust, and with their respective dates of acquisition and tax costs and holding periods, all as of 4:00 p.m. Eastern time on the day preceding the Effective Time, certified on its behalf by its President (or any Vice President) and Treasurer.

     (e) MFIT shall have received duly executed bills of sale, assignments, certificates and other instruments to transfer ("Transfer Documents") as MFIT may reasonably request to transfer all of AVESTA Trust's and each Fund's right, title and interest in and to the Assets. The Assets shall be accompanied by all necessary state stock transfer stamps or cash for the appropriate purchase price therefor.


     11. Conditions Precedent of AVESTA Trust. The obligations of the Trustee to consummate the transactions contemplated hereby on behalf of AVESTA Trust shall be subject to the following conditions precedent:

     (a) MFIT shall have furnished the Trustee at the Effective Time with a certificate of its President and Treasurer dated the Effective Time to the effect set forth in Sections 12(b) and 12(c) of this Agreement.


     (b) The Trustee shall have received from MFIT a duly executed instrument whereby each Avesta Fund assumes all of the liabilities and obligations of the corresponding Fund.


     12. Conditions Precedent of Each Party. The obligations of each party to this Agreement to consummate the transactions contemplated hereby shall be subject to the following conditions precedent:

     (a) Subject to Section 18 hereof, this Agreement shall have been adopted and the transactions contemplated by this Agreement shall have been approved by the Participating Trusts of AVESTA Trust, in the manner required by all applicable laws.

     (b) All representations and warranties of each other party made in this Agreement shall be true and correct at and as of the Effective Time in all material respects with the same effect as if made at and as of the Effective Time.

     (c) Each other party shall have performed and complied in all material respects with each of its agreements and covenants required by this Agreement to be performed or complied with by it prior to or at the Effective Time.

     (d) The parties shall have received all permits and other authorizations necessary under state securities laws to consummate the transactions contemplated by this Agreement.

     (e) At the Effective Time, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency seeking to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

     (f) MFIT shall have received the written agreement of Chase to reimburse expenses of the Avesta Funds in excess of the levels referred to in the Proxy Materials.

     13. Announcements. Any announcements or similar publicity with respect to this Agreement or the transactions contemplated herein shall be at such time and in such manner as the parties shall agree; provided, that nothing herein shall prevent any party upon notice to the other parties from making such public announcements as such party counsel may consider advisable in order to satisfy the party's legal and contractual obligations in such regard.


     14. Expenses. The parties understand that Chase has undertaken to assume all of the legal, accounting, proxy solicitation and Participating Trusts' meetings, printing, mailings, deregistration, termination and special Trustee and Supervisory Committee meeting expenses and all other expenses arising in connection with the Conversion, whether or not the Conversion is consummated.


     15. Further Assurances. Subject to the terms and conditions herein provided, each of the parties hereto shall use its best efforts to take, or cause to be taken, such actions, to execute and deliver, or cause to be executed and delivered, such additional documents and instruments and to do, or cause to be done, all things necessary, proper or advisable under the provisions of this Agreement and under applicable law to consummate and make effective the transactions contemplated by this Agreement, including without limitation, delivering and/or causing to be delivered to MFIT each account, book, record or other document of the Funds required to be maintained by Section 31(a) of the 1940 Act and Rules 31a-1 to 31a-3 thereunder (regardless of whose possession they are in).

     16. Termination of Representations and Warranties. The representations and warranties of the parties in this Agreement shall terminate upon the issuance of the Institutional Shares to the Trustee on behalf of AVESTA Trust.

     17. Termination of Agreement. This Agreement may be terminated by a party at any time at or prior to the Effective Time by a written notice of the good faith determination of a majority of its Supervisory Committee or Board of Trustees, as the case may be, that the Conversion is no longer in the interests of its respective unitholders or shareholders.

     18. Amendment and Waiver. At any time prior to or (to the fullest extent permitted by law) after approval of this Agreement by the Participating Trusts of AVESTA Trust (a) the parties hereto may, by written agreement authorized by their Supervisory Committee or Board of Trustees, as the case may be, and with or without the approval of their respective unitholders or shareholders, amend any of the provisions of this Agreement, if, in the judgment of such Committee or Board, such amendment will not have a material adverse effect on the interests of the Participating Trusts of AVESTA Trust or the shareholders of MFIT, respectively, and (b) any party may waive any breach by any other party or the failure to satisfy any of the conditions to its obligations (such waiver to be in writing and authorized by the Supervisory Committee or Board of Trustees, as the case may be, of the waiving party with or without the approval of such party's unitholders or shareholders).

     19. Failure to Enforce. The failure of any party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validly of this Agreement or any part hereof or the right of any party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach.

     20. Governing Law. This Agreement and the transactions contemplated hereby shall be governed, construed and enforced in accordance with the laws of the State of New York, without regard to principles of conflicts of law.

     21. Successors and Assigns. This Agreement shall be binding upon the respective successors and permitted assigns of the parties hereto. This Agreement and the rights, obligations and liabilities hereunder may not be assigned by any party without the consent of all other parties.

     22. Beneficiaries. Nothing contained in this Agreement shall be deemed to create rights in persons not parties hereto, other than the successors and permitted assigns of the parties.

     23. MFIT, AVESTA Trust and Trustee Liability. Each party acknowledges and agrees that the obligations of MFIT, on the one hand, and the Trustee and AVESTA Trust, on the other hand, under this Agreement are binding only with respect to the Avesta Funds and Funds, respectively, and that any liability of MFIT or AVESTA Trust under this Agreement with respect to an Avesta Fund or Fund, respectively, or in connection with the transactions contemplated herein with respect to such Avesta Fund or Fund, shall be discharged only out of the assets of such Avesta Fund or Fund, and no other portfolio of MFIT or AVESTA Trust shall be liable with respect to this Agreement or in connection with the transactions contemplated herein.

     24. Notices. All notices and other communications required or permitted herein shall be in writing and shall be deemed to be properly given when delivered personally or by telecopier (except for legal process) to the party entitled to receive the notice or com-munication or when sent by certified or registered mail, postage prepaid, or delivered to an internationally recognized overnight courier service, in each case properly addressed to the party entitled to receive such notice or communication at the address or telecopier number stated below or to such other address or telecopier number as may hereafter be furnished in writing by notice similarly given by one party to the other parties hereto:

If to MFIT:                         IF to the Trustee or AVESTA Trust:


c/o Chase Mutual Funds Corp.        P.O. Box 2558
101 Park Avenue, Suite 1500         Houston, Texas 77252-8045
New York, New York 10178

     25. Entire Agreement. This Agreement embodies the entire agreement and understanding of the parties hereto and supersedes any and all prior agreements, arrangements and understandings relating to matters provided for herein.


     26. Counterparts. This Agreement may be executed in any number of counterparts, each of which, when executed and delivered shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized officers designated below as of the date first written above.

                           [SIGNATURE LINES OMITTED]

                                                                    EXHIBIT B-1

                         INVESTMENT ADVISORY AGREEMENT
                                    BETWEEN
                          MUTUAL FUND INVESTMENT TRUST
                                      AND
                           THE CHASE MANHATTAN BANK

     AGREEMENT made as of the 1st day of January, 1998, by and between Mutual Fund Investment Trust, a Massachusetts business trust which may issue one or more series of shares (hereinafter the "Trust"), and The Chase Manhattan Bank, a New York chartered bank (hereinafter the "Adviser").

     WHEREAS, the Trust is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the Trust desires to retain the Adviser to furnish investment advisory services in connection with the series of the Trust listed on Schedule A (each, a "Fund" and collectively, the "Funds"), and the Adviser represents that it is willing and possesses legal authority to so furnish such services;

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

     1. Structure of Agreement. The Trust is entering into this Agreement on behalf of the Funds severally and not jointly. The responsibilities and benefits set forth in this Agreement shall refer to each Fund severally and not jointly. No individual Fund shall have any responsibility for any obligation with respect to any other Fund arising out of this Agreement. Without otherwise limiting the generality of the foregoing,

     (a) any breach of any term of this Agreement regarding the Trust with respect to any one Fund shall not create a right or obligation with respect to any other Fund;

     (b) under no circumstances shall the Adviser have the right to set off claims relating to a Fund by applying property of any other Fund; and

     (c) the business and contractual relationships created by this Agreement, the consideration for entering into this Agreement, and the consequences of such relationships and consideration relate solely to the Trust and the particular Fund to which such relationship and consideration applies.

     2. Delivery of Documents. The Trust has delivered to the Adviser copies of each of the following documents and will deliver to it all future amendments and supplements thereto, if any:

     (a) The Trust's Declaration of Trust;

     (b) The By-Laws of the Trust;

     (c) Resolutions of the Board of Trustees of the Trust authorizing the execution and delivery of this Agreement;

     (d) The most recent Registration Statement under the Securities Act of 1933, as amended (the "1933 Act"), and the Investment Company Act of 1940, as amended (the "1940 Act"), on Form N-1A as filed with the Securities and Exchange Commission (the "Commission") (the "Registration Statement");

     (e) Notification of Registration of the Trust under the 1940 Act on Form N-8A as filed with the Commission; and

     (f) Prospectuses and Statements of Additional Information of the Funds (collectively, the "Prospectuses").

   3. Appointment.

     (a) General. The Trust hereby appoints the Adviser to act as investment adviser to the Funds for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

     (b) Employees of Affiliates. The Adviser may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to the Trust under applicable laws and are under the control of the Adviser; provided that (i) all persons, when providing services hereunder, are functioning as part of an organized group of persons, and (ii) such organized group of persons is managed at all times by authorized officers of the Adviser.

     (c) Sub-Advisers. It is understood and agreed that the Adviser may from time to time employ or associate with such other entities or persons as the Adviser believes appropriate to assist in the performance of this Agreement with respect to a particular Fund or Funds (each a "Sub-Adviser"), and that any such Sub-Adviser shall have all of the rights and powers of the Adviser set forth in this Agreement; provided that a Fund shall not pay any additional compensation for any Sub-Adviser and the Adviser shall be as fully responsible to the Trust for the acts and omissions of the Sub-Adviser as it is for its own acts and omissions; and provided further that the retention of any Sub-Adviser shall be approved in advance by (i) the Board of Trustees of the Trust and (ii) the shareholders of the relevant Fund if required under any applicable provisions of the 1940 Act. The Adviser will review, monitor and report to the Trust's Board of Trustees regarding the performance and investment procedures of any Sub-Adviser. In the event that the services of any Sub-Adviser are terminated, the Adviser may provide investment advisory services pursuant to this Agreement to the Fund without a Sub-Adviser and without further shareholder approval, to the extent consistent with the 1940 Act. A Sub-Adviser may be an affiliate of the Adviser.

   4. Investment Advisory Services.

     (a) Management of the Funds. The Adviser hereby undertakes to act as investment adviser to the Funds. The Adviser shall regularly provide investment advice to the Funds and continuously supervise the investment and reinvestment of cash, securities and other property composing the assets of the Funds and, in furtherance thereof, shall:

     (i) supervise all aspects of the operations of the Trust and each Fund;

     (ii) obtain and evaluate pertinent economic, statistical and financial data, as well as other significant events and developments, which affect the economy generally, the Funds' investment programs, and the issuers of securities included in the Funds' portfolios and the industries in which they engage, or which may relate to securities or other investments which the Adviser may deem desirable for inclusion in a Fund's portfolio;

     (iii) determine which issuers and securities shall be included in the portfolio of each Fund;

     (iv) furnish a continuous investment program for each Fund;

     (v) in its discretion and without prior consultation with the Trust, buy, sell, lend and otherwise trade any stocks, bonds and other securities and investment instruments on behalf of each Fund; and

     (vi) take, on behalf of each Fund, all actions the Adviser may deem necessary in order to carry into effect such investment program and the Adviser's functions as provided above, including the making of appropriate periodic reports to the Trust's Board of Trustees.

     (b) Covenants. The Adviser shall carry out its investment advisory and supervisory responsibilities in a manner consistent with the investment objectives, policies, and restrictions provided in: (i) each Fund's Prospectus and Statement of Additional Information as revised and in effect from time to time; (ii) the Trust's Declaration of Trust, By-Laws or other governing instruments, as amended from time to time; (iii) the 1940 Act; (iv) other applicable laws; and (v) such other investment policies, procedures and/or limitations as may be adopted by the Trust with respect to a Fund and provided to the Adviser in writing. The Adviser agrees to use reasonable efforts to manage each Fund so that it will qualify, and continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and regulations issued thereunder (the "Code"), except as may be authorized to the contrary by the Trust's Board of Trustees. The management of the Funds by the Adviser shall at all times be subject to the review of the Trust's Board of Trustees.

     (c) Books and Records. The Adviser shall keep each Fund's books and records required by applicable law to be maintained by the Funds with respect to advisory services. The Adviser agrees that all records which it maintains for a Fund are the property of the Fund and it will promptly surrender any of such records to the Fund upon the Fund's request. The Adviser further agrees to preserve for the periods prescribed by the 1940 Act any such records of the Fund required to be preserved by such Rule.

     (d) Reports, Evaluations and other services. The Adviser shall furnish reports, evaluations, information or analyses to the Trust with respect to the Funds and in connection with the Adviser's services hereunder as the Trust's Board of Trustees may request from time to time or as the Adviser may otherwise deem to be desirable. The Adviser shall make recommendations to the Trust's Board of Trustees with respect to Trust policies, and shall carry out such policies as are adopted by the Board of Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Agreement.

     (e) Purchase and Sale of Securities. The Adviser shall place all orders for the purchase and sale of portfolio securities for each Fund with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser to the extent permitted by the 1940 Act and the Trust's policies and procedures applicable to the Funds. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which, under the circumstances, result in total costs or proceeds being the most favorable to the Funds. In assessing the best overall terms available for any transaction, the Adviser shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, research services provided to the Adviser, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In no event shall the Adviser be under any duty to obtain the lowest commission or the best net price for any Fund on any particular transaction, nor shall the Adviser be under any duty to execute any order in a fashion either preferential to any Fund relative to other accounts managed by the Adviser or otherwise materially adverse to such other accounts.

     (f) Selection of Brokers or Dealers. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange

Act of 1934) to the Adviser, the Funds and/or the other accounts over which the Adviser exercises investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that the total commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Adviser with respect to accounts over which it exercises investment discretion. The Adviser shall report to the Board of Trustees of the Trust regarding overall commissions paid by the Funds and their reasonableness in relation to the benefits to the Funds.

     (g) Aggregation of Securities Transactions. In executing portfolio transactions for a Fund, the Adviser may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be sold or purchased with those of other Funds or its other clients if, in the Adviser's reasonable judgment, such aggregation (i) will result in an overall economic benefit to the Fund, taking into consideration the advantageous selling or purchase price, brokerage commission and other expenses, and trading requirements, and (ii) is not inconsistent with the policies set forth in the Trust's registration statement and the Fund's Prospectus and Statement of Additional Information. In such event, the Adviser will allocate the securities so purchased or sold, and the expenses incurred in the transaction, in an equitable manner, consistent with its fiduciary obligations to the Fund and such other clients.

     5. Expenses. (a) The Adviser shall, at its expense, provide the Funds with office space, furnishings and equipment and personnel required by it to perform the services to be provided by the Adviser pursuant to this Agreement. The Adviser also hereby agrees that it will supply to any sub-adviser or administrator (the "Administrator") of a Fund all necessary financial information in connection with the Administrator's duties under any Agreement between the Administrator and the Trust.

     (b) Except as provided in subparagraph (a), the Trust shall be responsible for all of the Funds' expenses and liabilities, including, but not limited to, taxes; interest; fees (including fees paid to its trustees who are not affiliated with the Adviser or any of its affiliates); fees payable to the Securities and Exchange Commission; state securities qualification fees; association membership dues; costs of preparing and printing Prospectuses for regulatory purposes and for distribution to existing shareholders; advisory and administration fees; charges of the custodian and transfer agent; insurance premiums; auditing and legal expenses; costs of shareholders' reports and shareholders' meetings; any extraordinary expenses; and brokerage fees and commissions, if any, in connection with the purchase or sale of portfolio securities.

     6. Compensation. (a) In consideration of the services to be rendered by the Adviser under this Agreement, the Trust shall pay the Adviser monthly fees on the first Business Day (as defined in the Prospectuses) of each month based upon the average daily net assets of each Fund during the preceding month (as determined on the days and at the time set forth in the Prospectuses for determining net asset value per share) at the annual rate set forth opposite the Fund's name on Schedule A attached hereto. If the fees payable to the Adviser pursuant to this paragraph begin to accrue before the end of any month or if this Agreement terminates before the end of any month, the fees for the period from such date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs. For purposes of calculating each such monthly fee, the value of the Funds' net assets shall be computed in the manner specified in the Prospectuses and the Declaration of Trust for the computation of the value of the Funds' net assets in connection with the determination of the net asset value of the Funds' shares of beneficial interest.

     (b) If the aggregate expenses incurred by, or allocated to, each Fund in any fiscal year shall exceed the lowest expense limitation, if applicable to such Fund, imposed by state securities laws or regulations thereunder, as such limitations may be raised or lowered from time to time, the Adviser shall reduce its investment advisory fee, but not below zero, to the extent of its share of such excess expenses; provided, however, there shall be excluded from such expenses the amount of any interest, taxes, brokerage commissions and extraordinary expenses (including but not limited to legal claims and liabilities and litigation costs and any indemnification related thereto) paid or payable by the Fund. Such reduction, if any, shall be computed and accrued daily, shall be settled on a monthly basis and shall be based upon the expense limitation applicable to the Fund as at the end of the last business day of the month. Should two or more of such expense limitations be applicable at the end of the last business day of the month, that expense limitation which results in the largest reduction in the Adviser's fee shall be applicable. For the purposes of this paragraph, the Adviser's share of any excess expenses shall be computed by multiplying such excess expenses by a fraction, the numerator of which is the amount of the investment advisory fee which would otherwise be payable to the Adviser for such fiscal year were it not for this subsection 6(b) and the denominator of which is the sum of all investment advisory and administrative fees which would otherwise be payable by the Fund were it not for the expense limitation provisions of any investment advisory or administrative agreement to which the Fund is a party.

     (c) In consideration of the Adviser's undertaking to render the services described in this Agreement, the Trust agrees that the Adviser shall not be liable under this Agreement for any error of judgment or mistake of law or for any act or omission or loss suffered by the Trust in connection with the performance of this Agreement, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Investment Adviser against any liability to the Trust or its stockholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser's duties under this Agreement or by reason of the Adviser's reckless disregard of its obligations and duties hereunder or breach of fiduciary duty with respect to receipt of compensation.

     7. Non-Exclusive Services. Except to the extent necessary to perform the Investment Adviser's obligations under this Agreement, nothing herein shall be deemed to limit or restrict the right of the Adviser, or any affiliate of the Adviser, including any employee of the Adviser, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.

     8. Interested Persons. It is understood that, to the extent consistent with applicable laws, the Trustees, officers and investors of the Trust are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and shareholders of the Adviser are or may be or become similarly interested in the Trust.

     9. Effective Date; Modifications; Termination. This Agreement shall become effective on the date hereof (the "Effective Date") provided that it shall have been approved by a majority of the outstanding voting securities of each Fund, in accordance with the requirements of the 1940 Act, or such later date as may be agreed by the parties following such shareholder approval.

     (a) This Agreement shall continue in force for two years from the Effective Date and shall continue in effect from year to year thereafter for successive annual periods, provided such continuance is specifically approved at least annually (i) by a vote of the majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by a vote of the Board of Trustees of the Trust or a majority of the outstanding voting securities of each Fund.

     (b) The modification of any of the non-material terms of this Agreement may be approved by a vote of a majority of those Trustees of the Trust who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval.

     (c) Notwithstanding the foregoing provisions of this Paragraph 8, either party hereto may terminate this Agreement at any time on sixty (60) days' prior written notice to the other, without payment of any penalty. A termination of this Agreement on behalf of a Fund may be effected by a vote of the Trust's Board of Trustees or, with respect to a Fund, by vote of a majority of the outstanding voting securities of that Fund. This Agreement may remain in effect with respect to a Fund even if it has been terminated in accordance with this paragraph with respect to the other Funds. This Agreement shall terminate automatically in the event of its assignment as that term is defined under the 1940 Act.

     10. Board of Trustees Meetings. The Trust agrees that notice of each meeting of the Board of Trustees of the Trust will be sent to the Adviser and that the Trust will make appropriate arrangements for the attendance (as persons present by invitation) of such person or persons as the Adviser may designate.

     11. Limitation of Liability of Trustees and Investors. The Adviser acknowledges the following limitation of liability:

     The terms "Mutual Fund Investment Trust" and "Trustees of Mutual Fund Investment Trust" refer, respectively, to the trust created and the Trustees, as trustees but not individually or personally, acting from time to time under the Declaration of Trust, to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of the State of Massachusetts, such reference being inclusive of any and all amendments thereto so filed or hereafter filed. The obligations of "Mutual Fund Investment Trust" entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities and are not binding upon any of the Trustees, investors or representatives of the Trust personally, but bind only the assets of the Trust, and all persons dealing with the Trust or a Fund must look solely to the assets of the Trust or Fund for the enforcement of any claims against the Trust or Fund.

     12. Certain Definitions. The terms "vote of a majority of the outstanding voting securities," "assignment," "control," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act. References in this Agreement to the 1940 Act and the Advisers Act shall be construed as references to such laws as now in effect or as hereafter amended, and shall be understood as inclusive of any applicable rules, interpretations and/or orders adopted or issued thereunder by the Commission.

     13. Independent Contractor. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Board of Trustees of the Trust from time to time, have no authority to act for or represent the Trust or any Fund in any way or otherwise be deemed an agent of the Trust.

     14. Governing Law. This Agreement shall be governed by the laws of the State of New York, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act or the Advisers Act.

     15. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

     16. Notices. Notices of any kind to be given to the Adviser hereunder by the Trust shall be in writing and shall be duly given if mailed or delivered to the Adviser at 270 Park Avenue, New York, New York 10017 or at such other address or to such individual as shall be so specified by the Adviser to the Trust. Notices of any kind to be given to the Trust hereunder by the Adviser shall be in writing and shall be duly given if mailed or delivered to the Trust at 101 Park Avenue, New York, New York 10178 or at such other address or to such individual as shall be so specified by the Trust to the Adviser. Notices shall be effective upon delivery.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

THE CHASE MANHATTAN BANK                MUTUAL FUND INVESTMENT TRUST

By:---------------------                 By:------------------------
   Name:                                    Name:
   Title:                                   Title:

Schedule A



Fund:                                                                  Fee:
-----                                                                  -----
 1. Avesta Money Market Fund                                           0.30%
 2. Avesta Short-Intermediate Term U.S. Government Securities Fund     0.50%
 3. Avesta U.S. Government Securities Fund                             0.50%
 4. Avesta Intermediate Term Bond Fund                                 0.50%
 5. Avesta Income Fund                                                 0.50%
 6. Avesta Balanced Fund                                               0.75%
 7. Avesta Equity Income Fund                                          0.75%
 8. Avesta Core Equity Fund                                            0.75%
 9. Avesta Equity Growth Fund                                          0.75%
10. Avesta Small Capitalization Fund                                   0.75%


                                                                    EXHIBIT B-2

                        INVESTMENT SUBADVISORY AGREEMENT
                                    between
                            THE CHASE MANHATTAN BANK
                                      and
                   TEXAS COMMERCE BANK NATIONAL ASSOCIATION

     AGREEMENT made as of the 1st day of January, 1998, by and between The Chase Manhattan Bank, a New York chartered bank (the "Adviser"), and Texas Commerce Bank National Association, a national bank (the "Sub-Adviser").

     WHEREAS, the Adviser provides investment advisory services to the series of Mutual Fund Investment Trust, a Massachusetts business trust (the "Trust"), which is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), pursuant to an Investment Advisory Agreement dated January 1, 1998 (the "Advisory Agreement"); and

     WHEREAS, the Adviser desires to retain the Sub-Adviser to furnish investment subadvisory services in connection with the series of the Trust listed on Schedule A (each, a "Fund" and collectively, the "Funds"), and the Sub-Adviser represents that it is willing and possesses legal authority to so furnish such services;

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

   1. Appointment.

     (a) General. The Adviser hereby appoints the Sub-Adviser to act as investment subadviser to the Funds for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

     (b) Employees of Affiliates. The Sub-Adviser may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment subadviser to the Funds under applicable laws and are under the control of Texas Commerce Bank; provided that (i) all persons, when providing services hereunder, are functioning as part of an organized group of persons, and (ii) such organized group of persons is managed at all times by authorized officers of the Sub-Adviser.

     2. Delivery of Documents. The Adviser has delivered to the Sub-Adviser copies of each of the following documents along with all amendments thereto through the date hereof, and will promptly deliver to it all future amendments and supplements thereto, if any:

   (1) the Trust's Declaration of Trust;

   (2) the By-Laws of the Trust;

   (3) resolutions of the Board of Trustees of the Trust authorizing the execution and delivery of the Advisory Agreement and this Agreement;

   (4) the most recent Post-Effective Amendment to the Trust's Registration Statement under the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act, on Form N-1A as filed with the Securities and Exchange Commission (the "Commission");

   (5) Notification of Registration of the Trust under the 1940 Act on Form N-8A as filed with the Commission; and

   (6) the Prospectuses and Statements of Additional Information of the Funds.

   3. Investment Advisory Services.

     (a) Management of the Funds. The Sub-Adviser hereby undertakes to act as investment subadviser to the Funds. The Sub-Adviser shall regularly provide investment advice to the Funds and continuously supervise the investment and reinvestment of cash, securities and other property composing the assets of the Funds and, in furtherance thereof, shall:

     (i) obtain and evaluate pertinent economic, statistical and financial data, as well as other significant events and developments, which affect the economy generally, the Funds' investment programs, and the issuers of securities included in the Funds' portfolios and the industries in which they engage, or which may relate to securities or other investments which the Sub-Adviser may deem desirable for inclusion in a Fund's portfolio;

     (ii) determine which issuers and securities shall be included in the portfolio of each Fund;

     (iii) furnish a continuous investment program for each Fund;

     (iv) in its discretion, and without prior consultation, buy, sell, lend and otherwise trade any stocks, bonds and other securities and investment instruments on behalf of each Fund; and

     (v) take, on behalf of each Fund, all actions the Sub-Adviser may deem necessary in order to carry into effect such investment program and the Sub-Adviser's functions as provided above, including the making of appropriate periodic reports to the Adviser and the Trust's Board of Trustees.

     (b) Covenants. The Sub-Adviser shall carry out its investment subadvisory responsibilities in a manner consistent with the investment objectives, policies, and restrictions provided in: (i) each Fund's Prospectus and Statement of Additional Information as revised and in effect from time to time; (ii) the Trust's Declaration of Trust, By-Laws or other governing instruments, as amended from time to time; (iii) the 1940 Act; (iv) other applicable laws; and (v) such other investment policies, procedures and/or limitations as may be adopted by the Trust or the Adviser with respect to a Fund and provided to the Sub-Adviser in writing. The Sub-Adviser agrees to use reasonable efforts to manage each Fund so that it will qualify, and continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and regulations issued thereunder (the "Code"), except as may be authorized to the contrary by the Trust's Board of Trustees. The management of the Funds by the Sub-Adviser shall at all times be subject to the review of the Adviser and the Trust's Board of Trustees.

     (c) Books and Records. Pursuant to applicable law, the Sub-Adviser shall keep each Fund's books and records required to be maintained by, or on behalf of, the Funds with respect to subadvisory services rendered hereunder. The Sub-Adviser agrees that all records which it maintains for a Fund are the property of the Fund and it will promptly surrender any of such records to the Fund upon the Fund's request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records of the Fund required to be preserved by such Rule.

     (d) Reports, Evaluations and other services. The Sub-Adviser shall furnish reports, evaluations, information or analyses to the Adviser and the Trust with respect to the Funds and in connection with the Sub-Adviser's services hereunder as the Adviser and/or the Trust's Board of Trustees may request from time to time or as the Sub-Adviser may otherwise deem to be desirable. The Sub-Adviser shall make recommendations to the Adviser and the Trust's Board of Trustees with respect to the Trust's policies, and shall carry out such policies as are adopted by the Board of Trustees. The Sub-Adviser may, subject to review by the Adviser, furnish such other services as the Sub-Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Agreement.

     (e) Purchase and Sale of Securities. The Sub-Adviser shall place all orders for the purchase and sale of portfolio securities for each Fund with brokers or dealers selected by the Sub-Adviser, which may include brokers or dealers affiliated with the Adviser or the Sub-Adviser to the extent permitted by the 1940 Act and the Trust's policies and procedures applicable to the Funds. The Sub-Adviser shall use its best efforts to seek to execute portfolio transactions at prices which, under the circumstances, result in total costs or proceeds being the most favorable to the Funds. In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, research services provided to the Sub-Adviser, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In no event shall the Sub-Adviser be under any duty to obtain the lowest commission or the best net price for any Fund on any particular transaction, nor shall the Sub-Adviser be under any duty to execute any order in a fashion either preferential to any Fund relative to other accounts managed by the Sub-Adviser or otherwise materially adverse to such other accounts.

     (f) Selection of Brokers or Dealers. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Sub-Adviser, the Funds, and/or the other accounts over which the Sub-Adviser exercises investment discretion. The Sub-Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that the total commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Sub-Adviser with respect to accounts over which it exercises investment discretion. The Sub-Adviser shall report to the Board of Trustees of the Trust regarding overall commissions paid by the Funds and their reasonableness in relation to their benefits to the Funds.

     (g) Aggregation of Securities Transactions. In executing portfolio transactions for a Fund, the Sub-Adviser may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be sold or purchased with those of other Funds or its other clients if, in the Sub-Adviser's reasonable judgment, such aggregation (i) will result in an overall economic benefit to the Fund, taking into consideration the advantageous selling or purchase price, brokerage commission and other expenses, and trading requirements, and (ii) is not inconsistent with the policies set forth in the Trust's registration statement and the Fund's Prospectus and Statement of Additional Information. In such event, the Sub-Adviser will allocate the securities so purchased or sold, and the expenses incurred in the transaction, in an equitable manner, consistent with its fiduciary obligations to the Fund and such other clients.

   4. Representations and Warranties.

   (a) The Sub-Adviser hereby represents and warrants to the Adviser as follows:

     (i) The Sub-Adviser is a national banking association duly organized and validly existing under the laws of the United States and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder.

     (ii) The Sub-Adviser at all times shall provide its best judgment and effort to the Adviser in carrying out the Sub-Adviser's obligations hereunder.

   (b) The Adviser hereby represents and warrants to the Sub-Adviser as follows:

     (i) The Adviser is a chartered bank duly organized and in good standing under the laws of the State of New York and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder.

     (ii) The Trust has been duly organized as a business trust under the laws of the State of Massachusetts.

     (iii) The Trust is registered as an investment company with the Commission under the 1940 Act, and shares of the each Fund are registered for offer and sale to the public under the 1933 Act and all applicable state securities laws where currently sold. Such registrations will be kept in effect during the term of this Agreement.

     5. Compensation. (a) As compensation for the services which the Sub-Adviser is to provide or cause to be provided pursuant to Paragraph 3, with respect to each Fund, the Adviser shall pay to the Sub-Adviser (or cause to be paid by the Trust directly to the Sub-Adviser) a fee, which shall be accrued daily and paid in arrears on the first business day of each month, at an annual rate set forth in Schedule A, as a percentage of the average daily net assets of the Fund during the preceding month (computed in the manner set forth in the Fund's most recent Prospectus and Statement of Additional Information). Average daily net assets shall be based upon determinations of net assets made as of the close of business on each business day throughout such month. The fee for any partial month shall be calculated on a proportionate basis, based upon average daily net assets for such partial month.

     (b) The Sub-Adviser shall have the right, but not the obligation, to voluntarily waive any portion of the sub-advisory fee from time to time. Any such voluntary waiver will be irrevocable and determined in advance of rendering sub-investment advisory services by the Sub-Adviser, and shall be in writing and signed by the parties hereto.

     (c) If the aggregate expenses incurred by, or allocated to, each Fund in any fiscal year shall exceed the lowest expense limitation, if applicable to such Fund, imposed by state securities laws or regulations thereunder, as such limitations may be raised or lowered from time to time, the Sub-Adviser shall reduce its investment advisory fee, but not below zero, to the extent of its share of such excess expenses; provided, however, there shall be excluded from such expenses the amount of any interest, taxes, brokerage commissions and extraordinary expenses (including but not limited to legal claims and liabilities and litigation costs and any indemnification related thereto) paid or payable by the Fund. Such reduction, if any, shall be computed and accrued daily, shall be settled on a monthly basis and shall be based upon the expense limitation applicable to the Fund as at the end of the last business day of the month. Should two or more of such expense limitations be applicable at the end of the last business day of the month, that expense limitation which results in the largest reduction in the Sub-Adviser's fee shall be applicable. For the purposes of this paragraph, the Sub-Adviser's share of any excess expenses shall be computed by multiplying such excess expenses by a fraction, the numerator of which is the amount of the investment advisory fee which would otherwise be payable to the Sub-Adviser for such fiscal year were it not for this subsection 5(b) and the denominator of which is the sum of all investment advisory and administrative fees which would otherwise be payable by the Fund were it not for the expense limitation provisions of any investment advisory or administrative agreement to which the Fund is a party.

     6. Interested Persons. It is understood that, to the extent consistent with applicable laws, the Trustees, officers and shareholders of the Trust or the Adviser are or may be or become interested in the Sub-Adviser as directors, officers or otherwise and that directors, officers and shareholders of the Sub-Adviser are or may be or become similarly interested in the Trust or the Adviser.

     7. Expenses. The Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions) purchased for or sold by the Funds.

     8. Non-Exclusive Services; Limitation of Sub-Adviser's Liability. The services of the Sub-Adviser hereunder are not to be deemed exclusive, and the Sub-Adviser may render similar services to others and engage in other activities. The Sub-Adviser and its affiliates may enter into other agreements with the Funds, the Trust or the Adviser for providing additional services to the Funds, the Trust or the Adviser which are not covered by this Agreement, and to receive additional compensation for such services. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Adviser, or a breach of fiduciary duty with respect to receipt of compensation, neither the Sub-Adviser nor any of its directors, officers, shareholders, agents, or employees shall be liable or responsible to the Adviser, the Trust, the Funds or to any shareholder of the Funds for any error of judgment or mistake of law or for any act or omission in the course of, or connected with, rendering services hereunder or for any loss suffered by the Adviser, the Trust, a Fund, or any shareholder of a Fund in connection with the performance of this Agreement.

     9. Effective Date; Modifications; Termination. This Agreement shall become effective on the date hereof (the "Effective Date") provided that it shall have been approved by a majority of the outstanding voting securities of each Fund, in accordance with the requirements of the 1940 Act, or such later date as may be agreed by the parties following such shareholder approval.

     (a) This Agreement shall continue in force for two years from the Effective Date and shall continue in effect from year to year thereafter as to each Fund for successive annual periods, provided such continuance is specifically approved at least annually (i) by a vote of the majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by a vote of the Board of Trustees of the Trust or a majority of the outstanding voting securities of the Fund.

     (b) The modification of any of the non-material terms of this Agreement may be approved by a vote of a majority of those Trustees of the Trust who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval.

     (c) Notwithstanding the foregoing provisions of this Paragraph 9, either party hereto may terminate this Agreement as to any Fund(s) at any time on sixty
(60) days' prior written notice to the other, without payment of any penalty. A termination of the Sub- Adviser may be effected as to any particular Fund by the Adviser, by a vote of the Trust's Board of Trustees, or by vote of a majority of the outstanding voting securities of the Fund. This Agreement shall terminate automatically in the event of its assignment.

     10. Limitation of Liability of Trustees and Shareholders. The Sub-Adviser acknowledges the following limitation of liability:

     The terms "Mutual Fund Investment Trust" and "Trustees of Mutual Fund Investment Trust" refer, respectively, to the trust created and the Trustees, as trustees but not individually or personally, acting from time to time under the Declaration of Trust, to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of the State of Massachusetts, such reference being inclusive of any and all amendments thereto so filed or hereafter filed. The obligations of "Mutual Fund Investment Trust" entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities and are not binding upon any of the Trustees, shareholders or representatives of the Trust personally, but bind only the assets of the Trust, and all persons dealing with the Trust or a Fund must look solely to the assets of the Trust or Fund for the enforcement of any claims against the Trust or Fund.

     11. Certain Definitions. The terms "vote of a majority of the outstanding voting securities," "assignment," "control," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act. References in this Agreement to the 1940 Act and the Advisers Act shall be construed as references to such laws as now in effect or as hereafter amended, and shall be understood as inclusive of any applicable rules, interpretations and/or orders adopted or issued thereunder by the Commission.

     12. Independent Contractor. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Board of Trustees of the Trust from time to time, have no authority to act for or represent a Fund in any way or otherwise be deemed an agent of a Fund.

     13. Structure of Agreement. The Adviser and Sub-Adviser are entering into this Agreement with regard to the respective Funds severally and not jointly. The responsibilities and benefits set forth in this Agreement shall be deemed to be effective as between the Adviser and Sub-Adviser in connection with each Fund severally and not jointly. This Agreement is intended to govern only the relationships between the Adviser, on the one hand, and the Sub-Adviser, on the other hand, and is not intended to and shall not govern (i) the relationship between the Adviser or Sub-Adviser and any Fund, or (ii) the relationships among the respective Funds.

     14. Governing Law. This Agreement shall be governed by the laws of the State of New York, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act or the Advisers Act.

     15. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

     16. Notices. Notices of any kind to be given to the Adviser hereunder by the Sub-Adviser shall be in writing and shall be duly given if mailed or delivered to the Adviser at 270 Park Avenue, New York, New York 10017 or at such other address or to such individual as shall be so specified by the Adviser to the Sub-Adviser. Notices of any kind to be given to the Sub-Adviser hereunder by the Adviser shall be in writing and shall be duly given if mailed or delivered to the Sub-Adviser at 600 Travis Street, Houston, Texas 77252 or at such other address or to such individual as shall be so specified by the Sub-Adviser to the Adviser. Notices shall be effective upon delivery.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date written above.

THE CHASE MANHATTAN BANK                TEXAS COMMERCE BANK NATIONAL
                                        ASSOCIATION

By:--------------------                 By:--------------------
   Name:                                   Name:
   Title:                                  Title:

Schedule A


Fund:                                                                   Fee:
-----                                                                  ------

 1. Avesta Money Market Fund                                           0.150%
 2. Avesta Short-Intermediate Term U.S. Government Securities Fund     0.250%
 3. Avesta U.S. Government Securities Fund                             0.250%
 4. Avesta Intermediate Term Bond Fund                                 0.250%
 5. Avesta Income Fund                                                 0.250%
 6. Avesta Balanced Fund                                               0.375%
 7. Avesta Equity Income Fund                                          0.375%
 8. Avesta Core Equity Fund                                            0.375%
 9. Avesta Equity Growth Fund                                          0.375%
10. Avesta Small Capitalization Fund                                   0.375%



                                 [FORM OF PROXY]
                          [Preliminary Proxy Material]
                                  AVESTA TRUST
                                 [Name of Fund]

This proxy is solicited on behalf of the Supervisory Committee of the AVESTA Trust for the Special Meeting of Participating Trusts to be held on December 2, 1997.

The undersigned hereby appoints    , AND    , and each of them, attorneys and
proxies for the undersigned, with full power of substitution, and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of [Name of Fund] which the undersigned is entitled to vote at the Special Meeting
of Participating Trusts to be held at       , Texas Commerce Tower, 600 Travis
Street, Houton, Texas 77252 on December 2, 1997, at    a.m., and at any
adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting of Participating Trusts and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting of Participating Trusts. A majority of the proxies present and acting at the Special Meeting of Participating Trusts in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

               NOTE: Please sign exactly as your name appears on this proxy. If joint owners, EITHER may sign this proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

               Date:             , 1997

               --------------------------------------------

               --------------------------------------------
               Signature(s), Title(s) (if applicable)

               PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE
               ENCLOSED ENVELOPE

                                  AVESTA TRUST
                                 [Name of Fund]

Please indicate your vote by an "X" on the appropriate line below.

This proxy, if properly executed, will be voted in the manner directed by the stockholder.

If no direction is made, this proxy will be voted FOR the Proposal.

Please refer to the Proxy Statement for a discussion of each Proposal.

THE SUPERVISORY COMMITTEE RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS:

 1. To approve or disapprove the Plan of Conversion. For ______ Against ______ Abstain _______

 2. To approve or disapprove the proposed changes to the Fund's fundamental investment objectives, policies and restrictions.

    To vote against the proposed changes in one or more of the specific fundamental objectives, policies or restrictions while approving the others, place an "X" on the line marked "Against" and indicate the letter(s) (as set forth in the proxy statement (e.g, 2(a), 2(b), etc.)) of the investment objectives, policies and restrictions you do not want to change on this line: _____________________________________________________________________

    For ______  Against ______  Abstain ______

3(a) To approve or disapprove authorizing the Fund to approve a new advisory agreement between Mutual Fund Investment Trust and The Chase Manhattan Bank.

    For ______  Against ______  Abstain ______

3(b) To approve or disapprove authorizing the Fund to approve a subadvisory agreement between The Chase Manhattan Bank and Texas Commerce Bank National Association.

    For ______  Against ______  Abstain ______

4(a) To approve or disapprove authorizing AVESTA Trust to elect Sarah E. Jones as a Trustee of Mutual Fund Investment Trust.

    For ______  Against ______  Abstain ______

4(b) To approve or disapprove authorizing AVESTA Trust to elect Fergus Reid III as a Trustee of Mutual Fund Investment Trust.

    For ______  Against ______  Abstain ______